UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2006

Item 1. Report to Stockholders.


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

March 31, 2006
Semi-Annual Report
Calvert Social
Investment Fund

A UNIFI Company

Calvert
Investments that make a difference

=====================================================

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

=====================================================

Table of Contents

President's Letter
2

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
26

Statements of Net Assets
31

Notes to Statements of Net Assets
67

Statements of Operations
71

Statements of Changes in Net Assets
73

Notes to Financial Statements
82

Financial Highlights
90

Explanation of Financial Tables
108

Proxy Voting and Availability of Quarterly Portfolio Holdings
110

Basis for Board's Approval of Investment Advisory Contracts
110

=====================================================

Dear Shareholders:

The six months ended March 31, 2006 were strong ones for the U.S. equity markets and the economy, despite challenges from higher energy prices, the war in Iraq, rising interest rates and the aftermath of rebuilding from the Gulf coast hurricanes. Domestic stocks across all capitalization ranges (small, mid-sized, and large) posted solid six-month advances, with even stronger returns for international stocks, as measured by the MSCI EAFE Index.1 In reaction to rising interest rates, bond prices overall declined slightly, with the benchmark Lehman U.S. Credit Index returning -0.68%.

Ben Bernanke took over the reins at the Federal Reserve as Chairman in February 2006, in what appears to be a smooth transition from the Greenspan era. With the Fed funds rate now at 4.75%, we appear to be in a period of healthy economic growth. Despite warning signals, we continue to see moderate, contained inflation.

Calvert Initiatives

At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Over the past six months, we've continued to advance our compliance and regulatory oversight; and expanded our public commitment in areas such as board diversity and the empowerment of women in business through our Calvert Women's Principles.

In addition, we've added a new position to bolster our leadership efforts in the areas of social research, shareholder advocacy, and public outreach. On April 18, Bennett Freeman joined Calvert as Senior Vice President, Social Research and Policy. Formerly head of Global Corporate Responsibility practice at Burson-Marsteller, and Deputy Assistant Secretary of State for Democracy, Human Rights and Labor, Mr. Freeman will manage the social analysis functions and lead the development of Calvert's positions on social issues and actively articulate those positions in a variety of public forums. In addition, he will identify emerging trends and opportunities in social research and shareholder advocacy.

Calvert RatingsTM

In January, we published the Calvert Ratings, a proprietary assessment of the social, environmental, and governance performance of the 100 largest U.S. companies (ranked by market capitalization). We developed the Ratings to provide greater transparency in our methodology for evaluating the corporate performance of companies. The Ratings indicate a company's performance in five separate issue areas including the environment, workplace, business practices, human rights and community relations. The Ratings and their methodology are posted under "Introducing Calvert Ratings" on calvert.com.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process can lead to lower risk and competitive long-term performance. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert celebrates our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the years ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2006

1. For the six months ended March 31, 2006, larger-company stocks (S&P 500 Index) were up 6.38%; smaller-company stocks (Russell 2000® Index) advanced 15.23%; and mid-cap stocks (Russell Midcap® Index) gained 11.32%. International stocks gained 13.99% in US dollars, as measured by the MSCI EAFETM Index.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

As a company, through the work of the Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2006.

Calvert RatingsTM

January 2006 saw the launch of the Calvert Ratings, which evaluates the 100 largest U.S. companies in the areas of environment, workplace, business practices, human rights, and community relations to assign each one an overall corporate responsibility score. Companies are rated on a scale of 1 (substantially below Calvert standards) to 5 (superior). See how the Ratings work on our home page at www.calvert.com.

Calvert Creates Senior Position in Social Research and Policy

With more than 20 years' diplomatic, corporate, and consulting experience in issues that are at the heart of Calvert's social agenda, Bennett Freeman has been named the company's first Sr. Vice President for Social Research and Policy. Freeman manages Calvert's social analysis functions, develops and articulates the company's positions on social issues, and identifies emerging trends and opportunities in social research and shareholder advocacy.

Shareholder Activism

For the 2006 proxy season, Calvert has filed 16 shareholder resolutions and been able to withdraw half of them because companies have taken action to address our concerns. Among these resolutions, issues have included sustainability reporting, political-contributions disclosure, energy efficiency, predatory lending, and sustainable forestry practices.

Over the past several years, Calvert has engaged 35 companies on the subject of corporate board diversity via shareholder resolutions. To date, 28 of those companies -- a full 80% -- have either changed their charter language or added at least one woman or minority representative to their boards.

Community Investments

Many of our Funds participate in Calvert's community investing program, administered through the Calvert Social Investment Foundation. The program may allocate up to 1% to 3% of Fund assets at below-market rates to provide economic opportunity for struggling populations.1 One investment made by the Foundation during this reporting period was in the Federation of Appalachian Housing Enterprises (FAHE), and one borrower served by FAHE is Laurie Ramos. Ms. Ramos and her two young sons have been able to move from a dilapidated house in an unsafe neighborhood into an affordable, safe, completely refurbished three-bedroom townhouse. A second Calvert community investment effort was through the Foundation in Mi-Bospo, which provides microloans to women recovering from war in Bosnia and Herzegovina. The small businesses expanded or begun by these women help to revive and rebuild local economies.

Special Equities

Since 1992, Calvert's Special Equities Program has provided venture capital for young enterprises that offer market-based solutions to some of the most difficult social, environmental, and health problems facing our world. During this six-month reporting period, two particularly noteworthy Special Equities developments took place.

Mr. Don Ye, President and CEO of Tsinghua Venture Capital Management Company, received the 2005 Cleantech Pioneer Award for his own and his firm's efforts to introduce and promote the first venture capital investment in cleantech and environment industries in China. Special Equities supports Ye and his efforts through our investment in the China Environment Fund 2004 LP.2

In addition, Calvert has joined several prominent banks, foundations, and community-finance trade associations investing in SJF Ventures II, LP, a socially responsible venture capital effort that supports high-growth private companies engaged in cleantech, natural and premium consumer products, and technology-enabled business services.3 SJF affiliates also work closely with their portfolio companies to promote workforce development and sustainability.

1. As of March 31, 2006, Calvert Social Investment Foundation represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.84%; CSIF Bond, 0.27%; CSIF Equity, 0.52%; Calvert Capital Accumulation Fund, 0.47%; Calvert World Values Fund International Equity Fund , 0.72%; and Calvert New Vision Small Cap Fund, 0.45%. All holdings are subject to change without notice.

2. As of March 31, 2006, China Environment Fund 2004 LP represented the following percentages of Fund net assets: CSIF Equity Portfolio, 0.0048%; Calvert World Values International Equity Fund, 0.0122%. All holdings are subject to change without notice.

3. As of March 31, 2006, SJF Ventures II, LP represented the following percentage of Fund net assets: CSIF Equity Portfolio, 0.0039%. All holdings are subject to change without notice.

Portfolio Management Discussion

James B. O'Boyle
Portfolio Manager

Thomas A. Dailey
Portfolio Manager
of Calvert Asset Management Company

Performance

For the six-month reporting period ended March 31, 2006, CSIF Money Market Portfolio shares returned 1.74%, slightly ahead of the Portfolio's peer group, the Lipper Money Market Instrument Funds Average, which returned 1.67% for the same period.

Investment Climate

During the reporting period, the Federal Reserve (Fed) pushed short-term interest rates higher (up 1% to 4.75%), and the yield curve, which had been inverted (interest rates for shorter-term securities had actually been higher than those for longer-term bonds), flattened. That is, interest rates rose across all maturities, from short-term money market funds to long-term Treasury bonds. Money-market rates moved up, with the three-month Treasury-bill rising to 4.63%.1 Long-term interest rates also increased. The benchmark 10-year Treasury yield rose 0.52%, to 4.86%, and the average 30-year mortgage rate climbed 0.44%, to 6.35%. Yields for corporate and municipal bonds also moved up.2 Strong investment from foreign investors, however, kept U.S. long-term bond yields lower than expected.

Despite sharply higher energy prices and a record damaging hurricane season, the economy looks to have grown by a respectable 3.1% pace over the reporting period, as measured by gross domestic product (GDP).3 On average, 188,000 new jobs were created monthly, and the unemployment rate fell 0.4%, to 4.7%.4 The core consumer price index (CPI) inflation measure, which excludes volatile food and energy prices, increased at a 2.2% annual pace over the reporting period.5

Portfolio Strategy

We continued to purchase variable-rate securities, whose interest rates adjust with changes in short-term rates. In doing so, we positioned the Portfolio to take advantage of what we anticipated would be further Fed funds short-term interest-rate increases. At the same time, we purchased one-year agency securities to extend the Portfolio's average maturity to near that of its peers, since we believe the Fed is nearing the end of its rate increases. According to iMoneynet, as of March 28, 2006 the average taxable money market fund had an average-days-to-maturity of 37 days, while that of the Fund was 34 days.

Outlook

Fed rate hikes have led to a monetary policy that is neither overly accommodative nor restrictive. We believe the target Fed funds rate will reach 5% in spring 2006 before the Fed ceases increases. After that, Fed action will depend on what the data indicate about the economy going forward. In what we view as a very smooth transition from the Greenspan era, Ben Bernanke took over as Fed Chairman on February 1, 2006.

We expect another year of reasonable economic growth in the U.S. Risks to the expansion, however, include a significant slowdown in the housing sector, dampening household consumption. Such a development would tend to push interest rates lower. On the other hand, a pickup in core inflation would push interest rates higher. Also important for U.S. bonds are the actions of the European Central Bank and the Bank of Japan. During the first quarter of 2006, both of these major central banks tightened monetary policy and, in response, global interest rates rose. The U.S. needs to offer relatively high interest rates to continue attracting the foreign investment in U.S. bonds that is required to cover the record -- and growing -- current-account deficit.

Given this outlook, we believe we have positioned the Portfolio to benefit as market and economic conditions develop.

April 2006

1. The three-month Treasury-bill yield rose 1.08 percentage points, to 4.63%.

2. The Moody's Baa-rated corporate bond yield rose 0.40%, to 6.55%. The yield on the Bond Buyer Index of 20 general obligation municipal bonds increased 0.14%, to 4.53%.

3. In the fourth quarter of 2005, the economy grew 1.6%. The Wall Street Journal Survey of Economic Forecasters consensus is for 4.6% growth in the first quarter of 2006. First-quarter 2006 GDP had not been released at the time of this writing.

4. "Employment Situation Report," U.S. Department of Labor.

5. CPI data available through February 2006.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Money Market Portfolio Statistics
March 31, 2006
Investment Performance

	6 Months	12 Months
	ended	ended
	3/31/06	3/31/06
Money
Market Portfolio	1.74%	3.02%
Lipper Money
Market Funds Avg.**	1.67%	2.86%
Maturity Schedule

Weighted Average
3/31/06	9/30/05
30 days	31 days

Average Annual Total Returns

One year	3.02%
Five year	1.60%
Ten year	3.31%
Since inception	5.09%
(10/21/82)

7-Day Simple/Effective Yield
7-day simple yield	3.93%
7-day effective yield	4.00%

	% of Total
Investment Allocation	Investments
Taxable Variable Rate	82.6%
Demand Notes
U.S. Government Agencies	14.7%
and Instrumentalities
Loans and Deposit Receipts	1.2%
Guaranteed by U.S.
Government Agencies
Certificates of Deposit	1.1%
Taxable Municipal Obligations	0.4%
Total	100%

Total return assumes reinvestment of dividends. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

Portfolio Management Discussion

Steve Falci,
Chief Investment Officer, Equities
of Calvert Asset Management Company

Performance

Calvert Social Investment Fund (CSIF) Balanced Portfolio Class A shares (at NAV) returned 3.58% for the six-month reporting period ended March 31, 2006. * The Russell 1000® Index returned 6.71% for the period, and the Lehman U.S. Credit Index, -0.68%. A mix of those indices weighted in a manner consistent with the Fund's long-term allocation of 60% to stocks and 40% to bonds would have produced a total return of 3.75%. Our bond portfolio performed well relative to the Lehman benchmark, but the stock portfolio lagged the Russell benchmark.

Investment Climate

Despite volatile energy prices and a record damaging hurricane season, the economy appears to have grown by a respectable 3.1% pace over the reporting period, as measured by gross domestic product (GDP).1 On average, 188,000 new jobs were created monthly, and the unemployment rate fell 0.4%, to 4.7%.2 The core consumer price index (CPI) inflation measure, which excludes volatile food and energy prices, increased at a 2.2% annual pace over the reporting period.3

After declining early in the period, crude oil prices ended about level with where they started, with energy stocks as a whole hurting rather than helping overall stock market performance. The early retreat of energy stocks did not benefit Consumer Discretionary, Health Care, and Technology stocks as it did in the spring of 2005. Over the winter months, the performance slack was picked up by more basic industries and sectors, including commodity-related stocks in the Materials and Processing sector and air-transportation-related industries in the Autos and Transportation sector.

During the reporting period, the Federal Reserve (Fed) pushed short-term interest rates higher (up 1% to 4.75%), and the yield curve, which had been inverted (interest rates for shorter-term securities had actually been higher than those for longer-term bonds), flattened. That is, interest rates rose across all maturities, from short-term money market funds to long-term Treasury bonds. Money-market rates moved up, with the three-month Treasury-bill rising to 4.63%.4 Long-term interest rates also increased. The benchmark 10-year Treasury yield rose 0.52%, to 4.86%, and the average 30-year mortgage rate climbed 0.44%, to 6.35%. Yields for corporate and municipal bonds also moved up.5 Strong investment from foreign investors, however, kept U.S. long-term bond yields lower than expected. Despite rising interest rates, the Financial Services sector of the stock market posted strong returns, with most industry groups in the sector making double-digit gains for the period.

Portfolio Strategy

Equity

Using Calvert's Double DiligenceTM process, the Fund's equity portfolio seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

Our strategy is designed to provide a U.S.-core, large cap portfolio that utilizes managers' expertise in active fundamental and quantitative investment processes. Each of our managers focuses on adding value through careful, disciplined stock selection processes. The Fund's sector weights are generally close to those of the benchmark, subject to the effects of our social screens.

In an environment in which weak energy prices led to weak energy-stock performance, the Fund benefited from having no holdings in the Integrated Oils sector, the only sector in the Russell 1000 Index posting negative returns during the period. However, our underweight to the best-performing sector -- Materials and Processing -- offset part of the advantage of having a light position in energy stocks.

The Fund's equity-portfolio performance was more adversely affected by an overall individual-securities selection, driven by the poor relative performance of several large-cap technology stocks, including Dell and Intel.

Fixed income

The fixed-income portfolio uses Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The fixed-income portfolio remained positioned to benefit from higher rates across the spectrum of bond maturities. In addition, returns were helped by the fact that the portfolio had a higher allocation to short- and long-term floating-rate notes than did its benchmark. (Interest rates on floating-rate securities reset periodically--monthly or quarterly, for example--and so can provide a benefit to a portfolio when short-term interest rates rise.) The portfolio's short relative duration was also a positive, as rates on intermediate- and longer-term bonds finally responded to concerns about future inflation and hints that the Fed might not be done raising rates. Ten- and 30-year Treasuries rose 0.52% and 0.32%, respectively, from September 30, 2005 to March 31, 2006.

Our higher-credit-quality bias also benefited returns. In particular, securities rated AAA and AA outpaced those rated A and BBB. High-yield bonds were the exception, and below-investment-grade issues had a very strong period as investors still stretched for yield.6 As a result, our small allocation to high-yield securities helped returns.

Outlook

We believe that over the balance of 2006, economic growth should continue at a steady pace. Such growth would prove beneficial for stock markets as long as interest rates and inflation remain in check or in line with current market expectations. However, our optimism is tempered by two factors. First, while the current level of oil prices may be priced into the stock market's inflation expectations, there is a risk of price spikes that could derail advances in non-energy sectors and touch off additional inflation fears. Second, while we believe that the Fed is near the end of short-term interest-rate increases--and that it has achieved a policy balance that is neither overly accommodative nor overly restrictive--we recognize that the U.S. trade deficit and the restrictive monetary policy of other central banks could mean that the market, more than the Fed, would push interest rates higher in the future.

April 2006

1. In the fourth quarter of 2005, the economy grew 1.6%. The Wall Street Journal Survey of Economic Forecasters consensus is for 4.6% growth in the first quarter of 2006. First-quarter 2006 GDP had not been released at the time of this writing.

2. "Employment Situation Report," U.S. Department of Labor.

3. CPI data available through February 2006.

4. The three-month Treasury-bill yield rose 1.08 percentage points, to 4.63%.

5. The Moody's Baa-rated corporate bond yield rose 0.40%, to 6.55%. The yield on the Bond Buyer Index of 20 general obligation municipal bonds increased 0.14%, to 4.53%.

6. The Lehman U.S. High Yield Index returned 3.58% for the period.

As of March 31, 2006, the following companies represented the following percentages of Fund net assets: Dell: 0.80%, and Intel: 0.45%. All holdings are subject to change without notice.

Balanced Portfolio Statistics
March 31, 2006
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/06	3/31/06
Class A	3.58%	8.22%
Class B	3.08%	7.19%
Class C	3.09%	7.26%
Class I	3.83%	8.81%
Lehman U.S. Credit Index**	(0.68%)	1.83%
Russell 1000 Index**	6.71%	13.20%
Lipper Balanced Funds Avg**	4.77%	9.48%

Ten Largest Long-Term Holdings
% of Net Assets
Bank of America Corp.	1.6%
Procter & Gamble Co.	1.4%
Johnson & Johnson	1.3%
International Business
Machines Corp.	1.3%
Microsoft Corp.	1.3%
Pfizer, Inc.	1.3%
Goldman Sachs Group, Inc.	1.2%
EOG Resources, Inc.	1.2%
JPMorgan Chase & Co.	1.1%
XTO Energy, Inc.	1.1%
Total	12.8%

** Source: Lipper Analytical Services, Inc.

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Balanced Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	3.06%
Five year	2.60%
Ten year	5.43%
Class B Shares
One year	2.19%
Five year	2.36%
Since inception	1.85%
(3/31/98)
Class C Shares
One year	9.56%
Five year	3.30%
Ten year	3.23%

Balanced Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class I Shares*
One year	8.81%
Five year	3.98%
Since inception	2.77%
(2/26/99)

Asset Allocation	% of Total Investments
Equity Investments	64%
Bonds	32%
Cash & Cash Equivalents	4%
100%

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. New subadvisors began effective June 30, 2004. Earlier subadvisor changes occurred in March 2002 and July 1995.

Past performance is no guarantee of future results.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager

Matt Nottingham, CFA
Portfolio Manager
of Calvert Asset Management Company

Performance

For the six-month reporting period ended March 31, 2006, Calvert Social Investment Fund Bond Portfolio Class A shares (at NAV) returned 0.29%.* The benchmark Lehman U.S. Credit Index returned -0.68 % for the same period. Several strategies, described below, accounted for the Portfolio's outperformance relative to the benchmark.

Investment Climate

During the reporting period, the Federal Reserve (Fed) pushed short-term interest rates higher (up 1% to 4.75%), and the yield curve, which had been inverted (interest rates for shorter-term securities had actually been higher than those for longer-term bonds), flattened. That is, interest rates rose across all maturities, from short-term money market funds to long-term Treasury bonds. Money-market rates moved up, with the three-month Treasury-bill rising to 4.63%.1 Long-term interest rates also increased. The benchmark 10-year Treasury yield rose 0.52%, to 4.86%, and the average 30-year mortgage rate climbed 0.44%, to 6.35%. Yields for corporate and municipal bonds also moved up.2 Strong investment from foreign investors, however, kept U.S. long-term bond yields lower than expected.

Despite sharply higher energy prices and a record damaging hurricane season, the economy looks to have grown by a respectable 3.1% pace over the reporting period, as measured by gross domestic product (GDP).3 On average, 188,000 new jobs were created monthly, and the unemployment rate fell 0.4%, to 4.7%.4 The core consumer price index (CPI) inflation measure, which excludes volatile food and energy prices, increased at a 2.2% annual pace over the reporting period.5

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The Portfolio remained positioned to benefit from higher rates across the spectrum of bond maturities. First, returns were helped by our allocation to short-term and long-term floating-rate notes (whose interest rates adjust with changes in short-term rates), as the Fed raised the Fed funds rates four times during the period. The Fund's short relative duration was also a positive, as rates on intermediate- and longer-term bonds finally responded to concerns about future inflation and hints that the Fed might not be done raising rates. Ten- and 30-year Treasuries rose 0.52% and 0.32%, respectively, from September 30, 2005 to March 31, 2006.

The Portfolio's higher-credit-quality bias was also a benefit for returns. In particular, securities rated AAA and AA outpaced those rated A and BBB. High-yield bonds were the exception, and below-investment-grade issues had a very strong six months as investors still stretched for yield.6 As a result, the Portfolio's small allocation to high-yield securities helped returns.

Outlook

Fed rate hikes have led to a monetary policy that is neither overly accommodative nor restrictive. We believe the target Fed funds rate will reach 5% in spring 2006 before the Fed ceases increases. After that, Fed action will depend on what the data indicate about the economy going forward. In what we view as a very smooth transition from the Greenspan era, Ben Bernanke took over as Fed Chairman on February 1, 2006.

We expect another year of reasonable economic growth in the U.S. Risks to the expansion, however, include a significant slowdown in the housing sector, dampening household consumption. Such a development would tend to push interest rates lower. On the other hand, a pickup in core inflation would push interest rates higher. Also important for U.S. bonds are the actions of the European Central Bank and the Bank of Japan. During the first quarter of 2006, both of these major central banks tightened monetary policy and, in response, global interest rates rose. The U.S. needs to offer relatively high interest rates to continue attracting the foreign investment in U.S. bonds that is required to cover the record--and growing--current-account deficit.

Going forward in this environment, we may extend fund duration and credit quality as we seek to benefit from yield-curve widening.

April 2006

1. The three-month Treasury-bill yield rose 1.08 percentage points, to 4.63%.

2. The Moody's Baa-rated corporate bond yield rose 0.40%, to 6.55%. The yield on the Bond Buyer Index of 20 general obligation municipal bonds increased 0.14%, to 4.53%.

3. In the fourth quarter of 2005, the economy grew 1.6%. The Wall Street Journal Survey of Economic Forecasters consensus is for 4.6% growth in the first quarter of 2006. First-quarter 2006 GDP had not been released at the time of this writing.

4. "Employment Situation Report," U.S. Department of Labor.

5. CPI data available through February 2006.

6. The Lehman U.S. High Yield Index returned 3.58% for the period.

Bond Portfolio Statistics
March 31, 2006

Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/06	3/31/06
Class A	0.29%	3.08%
Class B	(0.16%)	2.14%
Class C	(0.14%)	2.21%
Class I	0.60%	3.70%
Lehman U.S. Credit Index**	(0.68%)	1.83%
Lipper Corporate Debt Funds A Rated Avg**	(0.27%)	1.72%

Maturity Schedule
Weighted Average
3/31/06	9/30/05
10 years	11 years

SEC Yields
	30 days ended
	3/31/06	9/30/05
Class A	4.01%	3.32%
Class B	3.22%	2.49%
Class C	3.30%	2.56%
Class I	4.76%	4.01%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

**Source: Lipper Analytical Services, Inc.

*Share return at NAV does not reflect deduction of the Portfolio's maximum front-end sales charge of 3.75%.

Bond Portfolio
Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	(0.77%)
Five year	5.12%
Ten year	6.06%

Bond Portfolio
Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class B Shares
One year	(1.86%)
Five year	4.94%
Since inception	4.99%
(3/31/98)
Class C Shares
One year	1.21%
Five year	4.95%
Since inception	4.85%
(6/1/98)
Class I Shares
One year	3.70%
Five year	6.53%
Since inception	7.33%

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75% or deferred sales charge, as applicable. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. Past performance is no guarantee of future results.

Bond Portfolio Statistics

March 31, 2006

% of Total
Economic Sectors	Investments
Asset Backed Securities	8.3%
Banks	10.9%
Brokerages	3.5%
Financial Services	6.8%
Industrial	7.9%
Industrial - Finance	0.8%
Insurance	4.3%
Mortgage Backed Securities	4.3%
Municipal Obligations	25.5%
Other	9.4%
Real Estate Investment
Trusts	4.0%
Special Purpose	2.9%
U.S. Government Agency
Obligations	10.2%
Utilities	1.2%
Total	100.0%

Portfolio Management Discussion

Dan Boone
of Atlanta Capital Management Company

Performance

For the six-month reporting period ended March 31, 2006, Calvert Social Investment Fund Equity Portfolio Class A shares (at NAV) returned 5.27% .* The Portfolio's benchmark, the S&P 500 Index, returned 6.38% for the period. Our sector strategy added to performance, but our high-quality stock selections, as a group, lagged the Index by about 1%.1

Investment Climate

The economy experienced temporary disruptions as a result of Hurricanes Katrina and Rita, with gross domestic product (GDP) growth of 1.7% in the fourth quarter of 2005 and a sharp rebound expected in the first quarter of 2006. Job growth accelerated during the period, and the unemployment rate fell to a 12-month low of 4.7%.2 Capital spending by businesses, particularly for software and technology products, was up, boding well for future productivity gains. Although consumers were hit by rising energy and interest costs, strong job growth plus decent wage gains led to solid consumer spending growth.3

Strong capital investment and consumer spending coupled with improved pricing power resulted in stronger-than-expected corporate profit growth. The operating profits for S&P 500 Index companies increased 14% in the fourth quarter of 2005 and are estimated to have increased about 11% in the first quarter of 2006.4 The Federal Reserve (Fed) raised short-term interest rates four times during the six months, with the target Fed funds rate now at 4.75%. Crude-oil prices remained above $60 per barrel, though natural gas declined about 50% from the extraordinary peaks reached in the fourth quarter of 2005.

Contrary to our earlier expectations -- but reflecting the extended surge in economic and profit growth -- cyclical-value and low-quality stocks remained in the limelight for investors, and high-quality growth stocks gained less attention. The Russell 1000® Growth Index (at 6.16%) trailed the Russell 1000 Value Index (at 7.27%). High-quality stocks also trailed low-quality stocks, by 2.2%.5 A significant and surprising result was the performance of small-capitalization stocks, which extended their six-year string of outperformance with a six-month return of 15.23% for the Russell 2000® Index. This outperformance had a modestly positive impact on the Portfolio as a result of our substituting some small- and mid-cap companies with good environmental records for some larger companies that currently do not meet Calvert's screening criteria.

Portfolio Strategy

Our sector strategy contributed positively to Fund return, as the portfolio was overweight to Producer Durables and underweight to Integrated Oils and Utilities. Reflecting the strong economy, the best-performing sectors were Materials and Processing, Autos and Transportation, and Producer Durables, all of which increased more than 13% for the six-month reporting period. Surprisingly, Financial Services increased more than 11% despite the relentless increases in interest rates. Lagging were the defensive sectors of Integrated Oils, Utilities, Consumer Staples, and Health Care.

Stock selection for the Portfolio was mixed during the reporting period, given our emphasis on companies with high profitability, consistent earnings growth, and reasonable valuations. Relative to the S&P 500 Index, our stock selections within sectors lagged about 1%. Most of this underperformance was the result of our energy and natural-gas-utility holdings, which weakened with the precipitous fall in natural gas prices. Two holdings that have previously performed extremely well for the portfolio--EOG and Questar--declined during the period. We reduced both positions meaningfully in the period and added a new name in the oil-service industry, FMC Technologies, which returned 30% since we initiated our position during the period.

Selections in Health Care, Consumer Discretionary, and Materials and Processing benefited Portfolio performance with gains of 20% or more for holdings Costco, Staples, Air Products, Ecolab, Express Scripts, and Varian Medical Systems. However, Portfolio selections in Technology and Financial Services detracted from performance, with weak returns from AFLAC, Fiserv, Synovus, Dell Computer, Intel, and Linear Technology.

Intel delivered very disappointing results regarding market share and pricing, so we reduced our position. We took advantage of strong performance to take profits in Express Scripts, which had doubled, and to trim our position in Costco. We also took advantage of temporary weakness in growth stocks we like for the long term, adding to our positions in AFLAC, Synovus, Medtronic, Motorola, and Linear Technology.

Outlook

We are optimistic about investment returns over the balance of the decade, but we have turned more cautious for the next few quarters. We believe there are imbalances in the economy that are proving hard to correct and that may not correct as smoothly as the markets are expecting. Specifically, the soaring prices of industrial commodities, particularly oil, and the rising prices of unsold homes are in conflict with the Fed's efforts to rein in inflation pressures by raising interest rates. There are also signs of speculation in penny stocks, junk bonds, and emerging-market bonds. In the real-estate, bond, and stock markets, investors are desperately seeking yield and severely underpricing risk in our opinion. This has been a natural consequence of the flood of liquidity provided by the Fed and by global central banks since our bout with deflation fears in 2001. The Fed is slowly but deliberately taking away that liquidity by hiking interest rates. We believe they will not stop until they get some response in the real economy -- that is slowdowns in housing, in overall GDP growth, and in commodity pricing. Associated with the economic slowdown would be a meaningful pause in profit growth. Consumers' balance sheets are leveraged and exposed to rising interest rates through adjustable-rate mortgages -- two situations that added to high energy prices should put a squeeze on the consumer's ability to spend in 2006. An important but hard-to-predict variable is the price of energy. We believe oil prices will drift lower over the next year as recent high prices lower demand and accelerate new supply. But the current margin between supply and demand is tight, and we could see continued volatility, depending on weather patterns and/or supply disruptions from political events.

To deal with these uncertainties, we are reducing our portfolio exposure to economically sensitive companies and increasing our exposure to companies that should grow at above-average rates regardless of the strength of the economy. We remain overweight to Health Care, Technology, Consumer Discretionary, and Producer Durables sectors, with less emphasis in Financial Services, Utilities, and Integrated Oils.

We believe the balance of 2006 may be challenging for investors as some of the excesses in housing and energy sectors unwind. While we are hopeful for another year of decent total returns, we are concerned that investors do not fully appreciate the near-term market risk in some of the most leveraged and cyclical sectors of the economy. We expect that both growth and quality will reassert themselves as leading forces in stock selection in the marketplace. Our portfolio of socially responsible, high-quality growth stocks should stand out in the uncertain environment we foresee.

April 2006

1. Standard & Poors defines rankings of A as high quality and A+ as highest quality. Atlanta Capital considers the "high-quality universe" to include any rankings of B+ or better. Any ranking of B or lower is low quality. Source of Fund sector performance vis a vis that of Index: Vestek.

2. Source: Bureau of Labor Statistics, "Non-farm Payrolls and Household Survey of the Employment Situation."

3. Sources: Bureau of Labor Statistics, "Non-farm Payrolls and Household Survey of the Employment Situation," Bureau of Economic Analysis, "Personal Income and Outlays."

4. Source: Baseline and First Call

5. Source: Thomson Portfolio One analysis of performance of S&P 500 by quality sectors.

As of March 31, 2006, the following companies represented the following percentages of Portfolio net assets: EOG 1.91%, Questar 1.79%, FMC Technologies 2.06%, Costco 2.09%, Staples 2.07%, Air Products 2.81%, Ecolab 1.07%, Express Scripts 0.00%, Varian Medical Systems 1.95%, AFLAC 1.57%, Fiserv 1.81%, Synovus 2.30%, Dell Computer 1.96%, Intel 1.20%, and Linear Technology 1.36%. All holdings are subject to change without notice.

Equity Portfolio Statistics
March 31, 2006

Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/06	3/31/06
Class A	5.27%	10.55%
Class B	4.85%	9.66%
Class C	4.90%	9.73%
Class I	5.57%	11.19%
S&P 500 Index Mthly. Reinvested**	6.38%	11.72%
Lipper Multi-Cap Core Funds Avg**	7.77%	14.56%

Ten Largest Stock Holdings

	% of Net Assets
Cisco Systems, Inc.	3.4%
Illinois Tool Works, Inc.	3.3%
Amgen, Inc.	3.1%
Medtronic, Inc.	2.8%
Dover Corp.	2.8%
Air Products & Chemicals, Inc.	2.8%
3M Co.	2.5%
American Express Co.	2.4%
Colgate-Palmolive Co.	2.4%
Kohl's Corp.	2.4%
Total	27.9%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

**Source: Lipper Analytical Services, Inc.

*Share return at NAV does not reflect deduction of the Portfolio's maximum front-end sales charge of 4.75%.

Equity Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	5.30%
Five year	4.65%
Ten year	9.20%
Class B Shares
One year	4.66%
Five year	4.58%
Since inception	5.46%
(3/31/98)

Equity Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class C Shares
One year	8.73%
Five year	4.81%
Ten Year	8.74%
Class I Shares
One year	11.19%
Five year	6.22%
Since inception	6.99%
(11/1/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75% or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Portfolio effective September 1998. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Equity Portfolio Statistics

% of Total
Economic Sectors	Investments
Consumer Discretionary	15.6%
Consumer Staples	7.1%
Financial Services	18.1%
Health Care	18.0%
Materials & Processing	3.9%
Other	2.5%
Other Energy	4.0%
Producer Durables	13.5%
Technology	14.6%
U.S. Government Agency
Obligations	0.8%
Utilities	1.8%
Venture Capital	0.1%
Total	100.0%

Portfolio Management Discussion

Arlene Rockefeller
of SSgA Funds Management

Performance

Calvert Social Investment Fund (CSIF) Enhanced Equity Portfolio Class A shares (at NAV) returned 6.03%* for the six-month reporting period ended March 31, 2006. The benchmark Russell 1000® Index returned 6.71% for same period. The earnings growth and momentum component of our process helped performance during the period, while our consideration of value and quality factors hurt relative performance.

Investment Climate

The U.S. equity market turned in a solid six months. Small-cap stocks led the way, as the Russell 2000® Index returned 15.2%, outpacing large-caps, as measured by the Russell 1000 Index, by nearly 9%. Most of the run-up in small cap-stocks occurred during the first quarter of 2006, as continued economic growth filtered into higher corporate-earnings expectations.

Economic data reflected a stable and growing economy. For example, real gross domestic product (GDP) rose 3.5% in 2005, after increasing 4.2% in 2004.1 Rising growth helped to push down the unemployment rate to 4.7% in March 2006 versus 5.4% one year earlier.2 Strong economic growth provided a positive environment for corporate profits, with early indications suggesting corporate profits rose roughly 15% over the past year.3

Several factors prevented the market from rising further. Crude oil prices surged past $60 per barrel, boosted by rising worldwide demand. The Federal Reserve (Fed) maintained a defensive stance against inflation, pushing the Fed funds rate to 4.75% by the end of the first quarter of 2006. Tighter Fed policy led to a strong flattening of the yield curve, with rates on long-term bonds only a trace higher than those on short-term securities. Some market participants have voiced concern that the flattening yield curve could portend a slowing economy and weaker profits in the coming year.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Portfolio seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

Sector/Industry

Our sector allocation added slight value for the reporting period. In particular, we had no position in Integrated Oils because of our socially responsible strategy. Despite surging energy prices, large oil conglomerates fell nearly 4% over the period, buffeted by political investigations into price gouging. In general, economically sensitive sectors fared the best during the reporting period. For example, Materials & Processing, Autos & Transportation, Producer Durables, and Financial Services all posted double-digit gains in the Russell 1000 Index. The Portfolio maintained a fairly equitable balance among these sectors.

Individual securities

Stock selection was essentially neutral in terms of Portfolio returns during the reporting period. The momentum component of our process -- in which we look for companies with improving profit outlooks -- performed strongly, as investors chose to focus on earnings momentum during the period. In contrast, the parts of our process that are focused on quality and value measures lagged.

Stock selection was most disappointing among technology stocks. Larger-cap technology companies continued to lag the market, likely because of a change in investor perception of these stocks. Dell, Intel, and Microsoft, for example, were once thought of as growth stocks, trading at high price/earnings (P/E) multiples. (P/E is the ratio of price divided by earnings. The higher the ratio, the more investors are paying and the more earnings growth they expect.) As a result, these stocks attracted great attention from traditional growth investors.

Now, however, the P/E of all three companies is at or below 20 based on earnings forecasts. Growth investors are less intrigued by these companies, while value investors don't seem to have incorporated them into their universe yet. We believe that some of these names have good potential. Nonetheless, we have pared back our active positions in these companies during the first quarter of 2006, waiting for a catalyst to drive share prices higher. During the period, Portfolio returns were hurt by positions in Intel (-20%), Dell (-13%), and Texas Instruments (-7%). All three companies are generating positive earnings but have attracted little investor interest.

Stock selection was much stronger among Consumer Discretionary stocks. In particular, McGraw Hill, an information and publishing company, saw a string of upward earnings revisions, helping to drive the price 21% higher over the reporting period. We continue to hold the stock because of its attractive cash-flow valuation. Darden Restaurants added additional value, rising 36% during the period. This owner of several restaurant food chains outpaced earnings expectations as a result of strong capital-expense controls. We have also favored the stock because the company has shown a commitment to return value to shareholders through stock repurchases.

Outlook

We expect 2006 to be positive for equity returns. Inflation remains under control, and the economy continues to grow. In addition, we have seen a rise in earnings quality over the past few years, as corporations have focused on cutting expenses and building up cash on their balance sheets. We expect a sharp increase in capital spending and merger activity during the coming year as companies look to put this cash to work.

We have two concerns going forward, namely Fed policy and energy prices. We expect the Fed to end its rate hikes during the first half of 2006. However, if the Fed continues hikes, forcing an inversion of the yield curve, investors could flee the equity market. With regard to energy prices, while the markets and the economy withstood sharply higher energy prices during 2005, it is doubtful that market participants would have as much patience with rising prices from this point forward.

Given this outlook, we believe the Portfolio is well positioned to provide ongoing competitive returns.

April 2006

1. Source: U.S. Bureau of Economic Analysis.

2. Unemployment figures from Organization for Economic Coordination and Development.

3. Source: I/B/E/S, Thomson Financial.

As of March 31, 2006, the following companies represented the following percentages of Portfolio net assets: Dell 1.08%, Intel 0.96%, Microsoft 2.25%, Texas Instruments 0.51%, McGraw Hill 1.57%, and Darden Restaurants 0.77%. All holdings are subject to change without notice.

Enhanced Equity
Portfolio Statistics
March 31, 2006

Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/06	3/31/06
Class A	6.03%	11.56%
Class B	5.53%	10.54%
Class C	5.51%	10.56%
Class I***	6.27%	11.76%
Russell 1000 Index**	6.71%	13.20%
Lipper Large-Cap Core Funds Avg.**	6.26%	11.63%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

** Source: Lipper Analytical Services, Inc.

*** Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period March 31, 2005 through April 29, 2005.

*Share return at NAV does not reflect deduction of the Portfolio's maximum front-end sales charge of 4.75%.

Enhanced Equity
Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	6.26%
Five year	3.35%
Since inception	3.17%
(4/15/98)
Class B Shares
One year	5.54%
Five year	3.11%
Since inception	2.69%
(4/15/98)

Enhanced Equity
Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class C Shares
One year	9.56%
Five year	3.30%
Since inception	3.23%
(6/1/98)
Class I Shares*
One year	11.76%
Five year	4.52%
Since inception	4.04%
(4/15/98)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A, B and I shares is plotted in the line graph.The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The month-end date of 4/30/98 is used for comparison purposes only; actual Fund inception is 4/15/98. Past performance is no guarantee of future results.

Enhanced Equity
Portfolio Statistics
March 31, 2006

Ten Largest Stock Holdings

% of Net Assets
Bank of America Corp.	3.0%
Pfizer, Inc.	2.7%
International Business
Machines Corp.	2.4%
Johnson & Johnson	2.4%
Procter & Gamble Co.	2.4%
JPMorgan Chase & Co.	2.3%
Microsoft Corp.	2.3%
AT&T, Inc.	2.2%
Home Depot, Inc.	2.2%
Wachovia Corp.	2.0%
Total	23.9%

% of Total
Economic Sectors	Investments
Auto & Transportation	0.8%
Consumer Discretionary	14.5%
Consumer Staples	5.5%
Financial Services	27.4%
Health Care	12.1%
Materials & Processing	1.8%
Other	1.5%
Other Energy	6.4%
Producer Durables	6.1%
Technology	14.9%
U.S. Government Agency Obligations	1.7%
Utilities	7.3%
Total	100%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Money Market	10/1/05	3/31/06	10/1/05 - 3/31/06
Actual	$1,000.00	$1,017.40	$4.35
Hypothetical	$1,000.00	$1,020.62	$4.36
(5% return per year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of 0.875%, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Balanced	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,035.40	$6.27
Hypothetical	$1,000.00	$1,018.77	$6.22
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,030.40	$11.05
Hypothetical	$1,000.00	$1,014.05	$10.96
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,030.90	$10.79
Hypothetical	$1,000.00	$1,014.30	$10.70
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,038.30	$3.66
Hypothetical	$1,000.00	$1,021.34	$3.63
(5% return per year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.24%, 2.18%, 2.13% and 0.72% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Bond	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,002.90	$5.77
Hypothetical	$1,000.00	$1,019.17	$5.82
(5% return per year before expenses)
Class B
Actual	$1,000.00	$998.40	$10.45
Hypothetical	$1,000.00	$1,014.47	$10.54
(5% return per year before expenses)
Class C
Actual	$1,000.00	$998.60	$10.04
Hypothetical	$1,000.00	$1,014.89	$10.12
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,006.00	$2.88
Hypothetical	$1,000.00	$1,022.06	$2.91
(5% return per year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.16%, 2.10%, 2.01%, and 0.58% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Equity	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,052.70	$6.38
Hypothetical	$1,000.00	$1,018.71	$6.28
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,048.50	$10.63
Hypothetical	$1,000.00	$1,014.56	$10.45
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,048.70	$10.26
Hypothetical	$1,000.00	$1,014.92	$10.09
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,055.70	$3.55
Hypothetical	$1,000.00	$1,021.48	$3.49
(5% return per year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.25%, 2.08%, 2.01%, and 0.69% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Enhanced Equity	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,063.20	$6.49
Hypothetical	$1,000.00	$1,018.64	$6.35
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,059.00	$11.23
Hypothetical	$1,000.00	$1,014.02	$10.99
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,058.70	$11.01
Hypothetical	$1,000.00	$1,014.23	$10.78
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,062.70	$4.17
Hypothetical	$1,000.00	$1,020.89	$4.08
(5% return per year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.26%, 2.19%, 2.15% and 0.81% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

Money Market Portfolio
Statement of Net Assets
March 31, 2006

U.S. Government Agencies	Principal
and Instrumentalities - 14.6%	Amount	Value
Fannie Mae:
2.50%, 5/10/06	$1,000,000	$998,701
3.25%, 7/12/06	1,000,000	998,619
Fannie Mae Discount Notes:
9/29/06	1,925,000	1,882,913
12/29/06	1,000,000	966,151
2/16/07	1,000,000	957,200
Federal Home Loan Bank:
1.90%, 4/12/06	1,000,000	999,492
STEP, 4.20%, 5/24/06 (r)	1,000,000	1,000,000
STEP, 4.15%, 6/22/06 (r)	1,000,000	1,000,000
4.00%, 7/28/06	1,000,000	1,000,000
4.20%, 10/6/06	1,000,000	1,000,000
4.50%, 11/3/06	1,000,000	1,000,000
5.00%, 2/9/07	1,000,000	1,000,000
Federal Home Loan Bank Discount Notes:
6/2/06	1,000,000	994,058
2/16/07	1,000,000	957,200
Freddie Mac:
3.70%, 6/30/06	2,000,000	2,000,000
4.50%, 11/3/06	500,000	500,000
2.30%, 12/26/06	1,000,000	982,189
Freddie Mac Discount Notes:
5/30/06	1,000,000	994,305
12/12/06	1,900,000	1,838,495
1/9/07	1,000,000	964,625
3/6/07	2,000,000	1,908,753

Total U.S. Government Agencies and Instrumentalities
(Cost $23,942,701)		23,942,701

Depository Receipts For U.S. Government
Guaranteed Loans - 1.2%
Colson Services Corporation Loan Sets:
6.344%, 7/26/10 (c)(h)(r)	85,396	85,420
6.25%, 1/22/11 (c)(h)(r)	98,028	98,023
6.50%, 3/23/12 (c)(h)(r)	97,105	97,317
6.375%, 5/29/12 (c)(h)(r)	297,332	297,328
6.25%, 8/10/12 (c)(h)(r)	996,600	1,001,037
6.00%, 9/2/12 (c)(h)(r)	356,197	357,472

Total Depository Receipts For U.S. Government
Guaranteed Loans (Cost $1,936,597)		1,936,597

	Principal
Certificates of Deposit - 1.1%	Amount	Value
Bank of America, 3.20%, 4/24/06 (k)	$100,000	$100,000
Bank of Cherokee County, 2.35%, 4/21/06 (k)	100,000	100,000
Broadway Federal Bank FSB, 3.61%, 9/15/06 (k)	100,000	100,000
Community Bank of the Bay, 4.02%, 10/7/06 (k)	100,000	100,000
Community Capital Bank, 4.40%, 1/20/07 (k)	100,000	100,000
Elk Horn Bank & Trust Co., 3.55%, 12/18/06 (k)	100,000	100,000
One United Bank, 2.89%, 6/19/06 (k)	100,000	100,000
Self Help Credit Union, 3.96%, 7/14/06 (k)	100,000	100,000
Toronto Dominion Bank, 3.94%, 7/10/06	1,000,000	999,429

Total Certificates of Deposit (Cost $1,799,429)		1,799,429

Taxable Variable Rate Demand Notes - 82.0%
550 West 14th Place Revenue, 4.88%, 2/1/29, LOC: Harris Trust (r)	3,510,000	3,510,000
Akron Hardware Consultants, Inc., 4.87%, 11/1/22, LOC:
FirstMerit Bank, C/LOC: FHLB (r)	1,296,000	1,296,000
Berks County Pennsylvania IDA Revenue, 4.98%, 6/1/15, LOC:
Wachovia Bank (r)	1,560,000	1,560,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha,
Inc., 4.88%, 6/1/21, LOC: Comercia Bank (r)	5,210,000	5,210,000
California Statewide Communities Development Authority MFH
Revenue, 4.96%, 7/1/27, LOC: Bank of the West,
C/LOC: CALSTRs (r)	80,000	80,000
California Statewide Communities Development Authority Special
Tax Revenue, 4.88%, 3/15/34, LOC: Fannie Mae (r)	2,950,000	2,950,000
Florida State Housing Finance Corp. MFH Revenue:
Victoria B, 4.87%, 10/15/32, LOC: Fannie Mae (r)	2,400,000	2,400,000
Victoria J2, 4.87%, 10/15/32, LOC: Fannie Mae (r)	3,005,000	3,005,000
4.83%, 11/1/32, LOC: Freddie Mac (r)	1,350,000	1,350,000
Grove City Church of the Nazarene, 4.89%, 2/1/24, LOC:
National City Bank (r)	5,650,000	5,650,000
Haskell Capital Partners Ltd., 4.85%, 9/1/20, LOC: Colonial Bank,
C/LOC: FHLB (r)	3,800,000	3,800,000
Heritage Funeral Services LLC, 4.97%, 2/1/18, LOC: Old National
Bank, C/LOC: Northern Trust Co. (r)	700,000	700,000
Holland Board of Public Works Home Building Co., 4.97%,
11/1/22, LOC: Wells Fargo Bank (r)	1,110,000	1,110,000
Jobs Co. LLC, 4.85%, 5/1/22, LOC: First Commonwealth Bank (r)	2,615,000	2,615,000
Kaneville Road Joint Venture, Inc., 4.89%, 11/1/32, LOC:
First American Bank, C/LOC: FHLB (r)	5,270,000	5,270,000
Lancaster California Redevelopment Agency MFH Revenue,
4.93%, 1/15/35, LOC: Fannie Mae (r)	500,000	500,000
Los Angeles California MFH Revenue, 4.84%, 12/15/34, LOC:
Fannie Mae (r)	1,700,000	1,700,000
Main & Walton, Inc., 4.87%, 9/1/26, LOC: Waypoint Bank,
C/LOC: FHLB (r)	5,225,000	5,225,000
Maniilaq Association Alaska Revenue, 4.85%, 11/1/22, LOC:
Washington Mutual Bank, C/LOC: FHLB (r)	700,000	700,000
Meriter Hospital, Inc., 4.90%, 12/1/16, LOC: U.S. Bank (r)	4,400,000	4,400,000
Milpitas California MFH Revenue, 4.85%, 8/15/33,
LOC: Fannie Mae (r)	2,500,000	2,500,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Milwaukee Wisconsin Redevelopment Authority Revenue, 4.91%,
8/1/20, LOC: Marshall & Ilsley Bank (r)	$1,340,000	$1,340,000
MOB Management One LLC, 5.17%, 12/1/26, LOC: Columbus
Bank & Trust (r)	1,305,000	1,305,000
Montgomery New York Industrial Development Board Pollution
Control Revenue, 4.98%, 5/1/25, LOC: FHLB (r)	1,830,000	1,830,000
New York State MMC Corp. Revenue, 4.80%, 11/1/35, LOC:
JPMorgan Chase Bank (r)	2,000,000	2,000,000
Ogden City Utah Redevelopment Agency Revenue, 4.97%, 1/1/31,
LOC: Bank of New York (r)	5,300,000	5,300,000
Osprey Management Co. LLC, 4.87%, 6/1/27, LOC: Wells
Fargo Bank (r)	2,400,000	2,400,000
Peoploungers, Inc., 4.83%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	2,640,000	2,640,000
Portage Indiana Economic Development Revenue, 5.05%, 3/1/20,
LOC: FHLB (r)	970,000	970,000
Post Apartment Homes LP, 4.83%, 7/15/29, CA: Fannie Mae (r)	11,000,000	11,000,000
Racetrac Capital LLC, 4.86%, 9/1/20, LOC: Regions Bank (r)	5,200,000	5,200,000
Rex Lumber LLC, 4.85%, 2/1/22, LOC: Whitney National Bank,
C/LOC: FHLB (r)	7,580,000	7,580,000
Scott Street Land Co., 4.82%, 1/3/22, LOC: Fifth Third Bank (r)	1,400,000	1,400,000
Scottsboro Alabama Industrial Development Board Revenue, 4.85%,
10/1/10, LOC: Wachovia Bank (r)	785,000	785,000
Sea Island Co., 5.09%, 2/1/21, LOC: Columbus Bank &
Trust (r)	1,845,000	1,845,000
Shawnee Kansas Private Activity Revenue, 4.80%, 12/1/12, LOC:
JPMorgan Chase Bank (r)	2,670,000	2,670,000
Shelby County Tennessee Health Educational and Housing Facilities
Board Revenue, 5.13%, 12/1/27, LOC: First Tennessee Bank (r)	1,600,000	1,600,000
Southeast Alabama Gas Distribution Revenue, 4.83%, 6/1/25,
BPA: AmSouth Bank, AMBAC Insured (r)	5,060,000	5,060,000
Southern Indiana Investments Company Two LLC, 4.85%,
10/15/26, LOC: Old National Bank, C/LOC: FHLB (r)	2,680,000	2,680,000
St. Joseph County Indiana Economic Development Revenue:
Pine Oaks Apartments, 5.10%, 6/1/27, LOC: FHLB (r)	270,000	270,000
Western Manor Apartments, 5.10%, 6/1/27, LOC: FHLB (r)	160,000	160,000
St. Paul Minnesota Port Authority Revenue:
5.10%, 3/1/07, LOC: Dexia Credit Local (r)	145,000	145,000
5.00%, 3/1/21, LOC: Dexia Credit Local (r)	1,815,000	1,815,000
Taylor County Kentucky Tax Notes, 4.83%, 1/1/19, LOC: Peoples
Bank & Trust, C/LOC: FHLB (r)	3,260,000	3,260,000
Tucson Arizona Airport Authority, Inc. Revenue, 4.85%, 11/1/18,
LOC: Bank of America (r)	3,180,000	3,180,000
Tyler Enterprises LLC, 4.85%, 10/1/22, LOC: Peoples Bank &
Trust, C/LOC: FHLB (r)	6,625,000	6,625,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Washington State Housing Finance Commission Revenue:
4.88%, 6/15/32, CA: Fannie Mae (r)	$1,390,000	$1,390,000
4.88%, 7/15/32, CA: Fannie Mae (r)	230,000	230,000
4.88%, 7/15/34, LOC: Fannie Mae (r)	1,875,000	1,875,000
4.92%, 5/15/35, LOC: Fannie Mae (r)	1,060,000	1,060,000
4.87%, 5/1/37, LOC: Freddie Mac (r)	1,350,000	1,350,000

Total Taxable Variable Rate Demand Notes (Cost $134,496,000)		134,496,000

Taxable Municipal Obligations - 0.4%
New York State GO Bonds, 4.20%, 3/15/10, LOC: Dexia
Credit Local (mandatory put, 8/3/2006 @ 100) (r)	645,000	645,000

Total Taxable Municipal Obligations (Cost $645,000)		645,000
Total Investments (Cost $162,819,727) - 99.3%		162,819,727
Other assets and liabilities, net - 0.7%		1,182,518
Net Assets - 100%		$164,002,245

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized,
164,101,036 shares outstanding		$164,057,117
Undistributed net investment income		14,990
Accumulated net realized gain (loss) on investments		(69,862)

Net Assets		$164,002,245

Net Asset Value Per Share		$1.00

See notes to statements of net assets and notes to financial statements.

Balanced Portfolio
Statement of Net Assets
March 31, 2006

Equity Securities - 62.3%	Shares	Value
Advertising Agencies - 0.2%
Omnicom Group, Inc.	13,400	$1,115,550

Air Transportation - 0.6%
AAR Corp.*	9,600	273,408
Continental Airlines, Inc. Class B*	24,100	648,290
Expeditors International Washington, Inc.	6,150	531,299
FedEx Corp.	14,900	1,682,806
Southwest Airlines Co.	16,300	293,237
		3,429,040

Auto Parts - Original Equipment - 0.0%
Autoliv, Inc.	5,400	305,532

Banks - New York City - 1.1%
JPMorgan Chase & Co.	152,633	6,355,638

Banks - Outside New York City - 4.3%
Bank of America Corp.	213,057	9,702,616
First Republic Preferred Capital Corp., Preferred (e)	500	550,000
KeyCorp Ltd.	18,100	666,080
M&T Bank Corp.	21,200	2,419,768
National City Corp.	5,900	205,910
North Fork Bancorp, Inc.	6,450	185,953
US Bancorp	98,000	2,989,000
Wachovia Corp.	89,100	4,994,055
Wells Fargo & Co.	52,000	3,321,240
		25,034,622

Biotechnology - Research & Production - 0.8%
Allos Therapeutics*	171,271	601,161
Amgen, Inc.*	55,050	4,004,888
		4,606,049

Building Materials - 0.2%
Masco Corp.	30,200	981,198

Chemicals - 0.5%
Lubrizol Corp.	1,200	51,420
Praxair, Inc.	49,400	2,724,410
		2,775,830

Communications & Media - 0.9%
Time Warner, Inc.	309,800	5,201,542

Equity Securities - Cont'd	Shares	Value
Communications Technology - 1.3%
Cisco Systems, Inc.*	240,156	$5,204,181
Motorola, Inc.	58,100	1,331,071
Qualcomm, Inc.	25,500	1,290,555
		7,825,807

Computer - Services, Software & Systems - 2.2%
Acxiom Corp.	1,600	41,344
Adobe Systems, Inc.	89,300	3,118,356
BMC Software, Inc.*	26,700	578,322
Compuware Corp.*	52,800	413,424
Intuit, Inc.*	7,500	398,925
Microsoft Corp.	280,209	7,624,487
Red Hat, Inc.*	17,200	481,256
Symantec Corp.*	19,000	319,770
Trizetto Group, Inc.*	1,200	21,108
		12,996,992

Computer Technology - 3.2%
Apple Computer, Inc.*	36,900	2,314,368
Dell, Inc.*	158,900	4,728,864
EMC Corp.*	95,512	1,301,829
Hewlett-Packard Co.	47,200	1,552,880
International Business Machines Corp.	93,000	7,669,710
Nvidia Corp.*	7,305	418,284
SanDisk Corp.*	1,400	80,528
Western Digital Corp.*	28,280	549,480
		18,615,943

Consumer Electronics - 0.6%
Google, Inc.*	2,300	897,000
Harman International Industries, Inc.	1,300	144,469
Yahoo!, Inc.*	73,200	2,361,432
		3,402,901

Consumer Products - 0.6%
American Greetings Corp.	4,600	99,452
Kimberly-Clark Corp.	48,900	2,826,420
Toro Co.	7,600	362,900
Yankee Candle Co., Inc.	9,000	246,330
		3,535,102

Containers & Packaging - Paper & Plastic - 0.0%
Sealed Air Corp.	300	17,361

Diversified Financial Services - 2.8%
American Express Co.	64,100	3,368,455
CIT Group, Inc.	20,100	1,075,752
Goldman Sachs Group, Inc.	45,800	7,188,768
MFH Financial Trust I, Preferred (e)	20,000	1,980,000
Roslyn Real Estate Asset Corp., Preferred	10	1,000,000
WoodBourne Pass-Through Trust, Preferred (e)	20	2,010,625
		16,623,600

Equity Securities - Cont'd	Shares	Value
Diversified Materials & Processing - 0.3%
Acuity Brands, Inc.	23,500	$940,000
American Standard Co.'s, Inc.	9,000	385,740
Armor Holdings, Inc.*	5,600	326,424
		1,652,164

Diversified Production - 0.5%
Danaher Corp.	49,441	3,141,976

Drug & Grocery Store Chains - 0.5%
Supervalu, Inc.	14,500	446,890
Walgreen Co.	58,800	2,536,044
		2,982,934

Drugs & Pharmaceuticals - 3.7%
AmerisourceBergen Corp.	68,100	3,287,187
Barr Pharmaceuticals, Inc.*	12,184	767,348
Cardinal Health, Inc.	14,300	1,065,636
Gilead Sciences, Inc.*	8,305	516,737
Johnson & Johnson	131,200	7,769,664
Medimmune, Inc.*	19,854	726,259
Pfizer, Inc.	302,100	7,528,332
		21,661,163

Electrical Equipment & Components - 0.1%
Cooper Industries Ltd.	1,300	112,970
Molex, Inc.	16,400	544,480
		657,450

Electronics - 0.1%
Amphenol Corp.	10,350	540,063

Electronics - Medical Systems - 0.7%
Medtronic, Inc.	79,571	4,038,228

Electronics - Semiconductors / Components - 2.2%
Analog Devices, Inc.	35,300	1,351,637
Broadcom Corp.*	17,400	750,984
Integrated Device Technology, Inc.*	11,830	175,794
Intel Corp.	137,000	2,650,950
Jabil Circuit, Inc.*	45,200	1,937,272
Micron Technology, Inc.*	29,800	438,656
National Semiconductor Corp.	95,000	2,644,800
Texas Instruments, Inc.	98,000	3,182,060
		13,132,153

Energy Miscellaneous - 0.5%
Evergreen Solar, Inc.*	66,000	1,016,400
Veritas DGC, Inc.*	39,500	1,792,905
		2,809,305

Equity Securities - Cont'd	Shares	Value
Finance - Small Loan - 0.4%
First Marblehead Corp.	1,000	$43,250
SLM Corp.	43,400	2,254,196
		2,297,446

Financial Data Processing Services - 1.2%
Automatic Data Processing, Inc.	78,800	3,599,584
Deluxe Corp.	6,750	176,648
First Data Corp.	54,200	2,537,644
Global Payments, Inc.	18,300	970,083
		7,283,959

Financial Miscellaneous - 0.7%
Fannie Mae	34,900	1,793,860
Freddie Mac	28,100	1,714,100
MGIC Investment Corp.	5,924	394,716
		3,902,676

Foods - 2.1%
General Mills, Inc.	75,600	3,831,408
Hershey Foods Corp.	26,900	1,404,987
Kellogg Co.	96,900	4,267,476
McCormick & Co., Inc.	14,400	487,584
Sysco Corp.	12,500	400,625
William Wrigley Jr. Co.	29,000	1,856,000
		12,248,080

Forest Products - 0.3%
Weyerhaeuser Co.	23,100	1,673,133

Healthcare Facilities - 0.4%
Health Management Associates, Inc.	14,000	301,980
Laboratory Corp. of America Holdings, Inc.*	32,600	1,906,448
Quest Diagnostics, Inc.	7,224	370,591
		2,579,019

Healthcare Management Services - 0.2%
Caremark Rx, Inc.*	22,600	1,111,468

Healthcare Services - 0.9%
Express Scripts, Inc.*	27,300	2,399,670
Lincare Holdings, Inc.*	8,500	331,160
McKesson Corp.	51,500	2,684,695
		5,415,525

Home Building - 0.8%
KB Home	3,500	227,430
NVR, Inc.*	2,000	1,477,900
Pulte Homes, Inc.	77,400	2,973,708
		4,679,038

Equity Securities - Cont'd	Shares	Value
Household Equipment & Products - 0.5%
Black & Decker Corp.	31,900	$2,771,791

Identification Control & Filter Devices - 0.4%
Agilent Technologies, Inc.*	18,400	690,920
Donaldson Co., Inc.	8,625	291,439
Parker Hannifin Corp.	12,300	991,503
Waters Corp.*	3,700	159,655
		2,133,517

Insurance - Life - 1.3%
Conseco, Inc.:
Preferred	80,500	2,390,850
Warrants (strike price $27.60/share, expires 9/10/08)*	3,161	9,767
Phoenix Co.'s, Inc.	15,600	254,280
Principal Financial Group	53,200	2,596,160
Prudential Financial, Inc.	30,600	2,319,786
		7,570,843

Insurance - Multi-Line - 2.0%
Aflac, Inc.	6,750	304,627
Arthur J. Gallagher & Co.	8,500	236,385
Cigna Corp.	30,600	3,996,972
Hartford Financial Services Group, Inc.	19,798	1,594,729
Lincoln National Corp.	12,400	676,916
Safeco Corp.	3,200	160,672
St. Paul Travelers Co.'s, Inc.	104,000	4,346,160
UnumProvident Corp.	33,600	688,128
		12,004,589

Insurance - Property & Casualty - 0.6%
21st Century Insurance Group	13,500	213,300
Chubb Corp.	20,900	1,994,696
Commerce Group, Inc.	21,600	1,141,344
State Auto Financial Corp.	1,800	60,678
		3,410,018

Investment Management Companies - 0.1%
SEI Investments Co.	7,100	287,763
T. Rowe Price Group, Inc.	4,307	336,850
		624,613

Machinery - Construction & Handling - 0.3%
Terex Corp.*	24,300	1,925,532

Machinery - Engines - 0.3%
Cummins, Inc.	15,600	1,639,560

Machinery - Industrial / Specialty - 0.7%
Illinois Tool Works, Inc.	41,700	4,016,127

Equity Securities - Cont'd	Shares	Value
Machinery - Oil Well Equipment & Services - 1.1%
Cooper Cameron Corp.*	52,500	$2,314,200
Smith International, Inc.	74,800	2,914,208
Universal Compression Holdings, Inc.*	23,600	1,195,812
		6,424,220

Machinery - Specialty - 0.1%
Graco, Inc.	10,100	458,843

Medical & Dental - Instruments & Supplies - 0.9%
Beckman Coulter, Inc.	4,000	218,280
Becton Dickinson & Co.	52,200	3,214,476
Cytyc Corp.*	11,000	309,980
Dentsply International, Inc.	5,100	296,565
St. Jude Medical, Inc.*	4,100	168,100
Stryker Corp.	26,200	1,161,708
		5,369,109

Medical Services - 0.4%
Coventry Health Care, Inc.*	38,875	2,098,473

Multi-Sector Companies - 0.9%
3M Co.	70,600	5,343,714

Office Furniture & Business Equipment - 0.2%
Xerox Corp.*	82,400	1,252,480

Oil - Crude Producers - 2.9%
Chesapeake Energy Corp.	25,900	813,519
EOG Resources, Inc.	98,900	7,120,800
Pioneer Natural Resources Co.	37,900	1,677,075
Plains Exploration & Production Co.*	12,000	463,680
Southwestern Energy Co.*	8,300	267,177
St Mary Land & Exploration Co.	14,300	583,869
XTO Energy, Inc.	142,309	6,200,403
		17,126,523

Paints & Coatings - 0.0%
H.B. Fuller Co.	1,600	82,144

Production Technology Equipment - 0.2%
Lam Research Corp.*	21,600	928,800

Publishing - Miscellaneous - 0.7%
McGraw-Hill Co.'s, Inc.	73,900	4,258,118

Radio & Television Broadcasters - 0.1%
Sirius Satellite Radio, Inc.*	12,236	62,159
Univision Communications, Inc.*	2,500	86,175
XM Satellite Radio Holdings, Inc.*	11,672	259,935
		408,269

Equity Securities - Cont'd	Shares	Value
Real Estate Investment Trust - 0.2%
Colonial Properties Trust	3,300	$165,429
Equity Office Properties Trust	11,200	376,096
FelCor Lodging Trust, Inc.	24,000	506,400
Friedman Billings Ramsey Group, Inc.	19,884	186,512
HRPT Properties Trust	3,600	42,264
New Century Financial Corp.	1,300	59,826
		1,336,527

Recreational Vehicles & Boats - 0.0%
Harley-Davidson, Inc.	5,000	259,400

Restaurants - 0.7%
CKE Restaurants, Inc.	5,200	90,480
Darden Restaurants, Inc.	46,900	1,924,307
Starbucks Corp.*	61,700	2,322,388
		4,337,175

Retail - 4.0%
Barnes & Noble, Inc.	33,600	1,554,000
Bed Bath & Beyond, Inc.*	39,300	1,509,120
Best Buy Co., Inc.	24,200	1,353,506
Costco Wholesale Corp.	24,300	1,316,088
Dollar Tree Stores, Inc.*	4,000	110,680
Gaiam, Inc.*	12,500	201,375
Gap, Inc.	90,100	1,683,068
Home Depot, Inc.	138,250	5,847,975
Lowe's Co.'s, Inc.	30,900	1,991,196
Nordstrom, Inc.	47,900	1,876,722
Ross Stores, Inc.	6,000	175,140
Staples, Inc.	73,900	1,885,928
Target Corp.	79,400	4,129,594
		23,634,392

Savings & Loans - 0.8%
Golden West Financial Corp.	22,500	1,527,750
Washington Mutual, Inc.	69,579	2,965,457
		4,493,207

Securities Brokers & Services - 0.9%
Charles Schwab Corp.	8,700	149,727
Franklin Resources, Inc.	32,400	3,053,376
Nuveen Investments, Inc.	40,900	1,969,335
		5,172,438

Services - Commercial - 0.2%
eBay, Inc.*	22,700	886,662
Manpower, Inc.	8,500	486,030
MPS Group, Inc.*	5,100	78,030
		1,450,722

Shoes - 0.2%
Nike, Inc., Class B	17,300	1,472,230

Equity Securities - Cont'd	Shares	Value
Soaps & Household Chemicals - 1.5%
Colgate-Palmolive Co.	10,449	$596,638
Procter & Gamble Co.	147,495	8,498,662
		9,095,300

Telecommunications Equipment - 0.2%
American Tower Corp.*	32,600	988,432

Transportation Miscellaneous - 0.1%
United Parcel Service, Inc., Class B	8,700	690,606

Utilities - Cable, Television, & Radio - 0.0%
Cablevision Systems Corp.*	4,800	128,160

Utilities - Electrical - 0.6%
Cleco Corp.	62,100	1,386,693
Hawaiian Electric Industries, Inc.	8,700	236,031
IDACORP, Inc.	14,000	455,280
NiSource, Inc.	16,100	325,542
OGE Energy Corp.	36,000	1,044,000
		3,447,546

Utilities - Gas Distribution - 1.5%
Energen Corp.	38,300	1,340,500
Kinder Morgan, Inc.	40,200	3,697,998
Oneok, Inc.	74,900	2,415,525
Questar Corp.	22,600	1,583,130
		9,037,153

Utilities - Telecommunications - 1.9%
AT&T, Inc.	204,500	5,529,680
Bellsouth Corp.	152,300	5,277,195
Centennial Communications Corp.	14,900	109,217
Manitoba Telecom Services, Inc.	9,310	342,761
		11,258,853

Wholesalers - 0.0%
United Stationers, Inc.*	5,900	313,290

Venture Capital - 0.9%
Agraquest, Inc.:
Series B Preferred (b)(i)*	190,477	38,033
Series C Preferred (b)(i)*	117,647	27,191
Series H Preferred (b)(i)*	2,375,633	161,999
CFBanc Corp. (b)(i)*	27,000	396,190

Equity Securities - Cont'd	Shares	Value
Venture Capital - Cont'd
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 5/15/12) (b)(i)*	189,375	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	118,360	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	887,700	-
(strike price $0.14/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.28/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.01/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	250,000	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	173,455	-
(strike price $0.14/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.28/share, expires 9/4/13) (b)(i)*	23,128	-
(strike price $0.01/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 4/21/14) (b)(i)*	162,500	-
Community Bank of the Bay (b)*	4,000	$44,000
Community Growth Fund*	1,498,306	1,452,225
Distributed Energy Systems Corp.:
Common Stock*	14,146	100,437
Warrants (strike price $2.80/share, expires 12/17/06)(b)(i)*	1,652	7,104
Warrants (strike price $2.80/share, expires 12/17/06)(b)(i)*	551	2,369
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Stock, Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	69,033
Series A Preferred, Warrants (strike price $1.00/share, expires
1/1/12)(b)(i)*	1,104	-
Series B Preferred (b)(i)*	161,759	161,759
Hayes Medical, Inc.:
Common Stock (b)(i)*	177,474	-
Series A Preferred (b)(i)*	412,500	-
Series B Preferred (b)(i)*	349,896	17,495
Series C Preferred (b)(i)*	603,359	120,672
Inflabloc Pharmaceuticals, Inc.(b)(i)*	625	1
Neighborhood Bancorp(b)(i)*	10,000	176,270
Pharmadigm, Inc.(b)(i)*	568	-
Plethora Technology, Inc.:
Series A, Preferred (a)(b)(i)*	825,689	526,377
Warrants (strike price $0.01/share, expires 4/29/15) (b)(i)*	72,000	-
ProFund International SA.:
Common (b)(i)*	7,500	-
Preferred (b)(i)*	100,982	38,214

Equity Securities - Cont'd	Shares	Value
Venture Capital - Cont'd
Seventh Generation, Inc.(b)(i)*	200,295	$1,202,348
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	104,297	159,398
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Series 1-B, Warrants (strike price $0.01/share, expires
5/26/15) (b)(i)*	11,920	2,143
Wild Planet Toys, Inc.:
Series B Preferred (b)(i)*	476,190	714,285
Series E Preferred (b)(i)*	129,089	193,633
Wind Harvest Co., Inc. Series A Preferred (b)(i)*	8,696	1
		5,642,227

Total Equity Securities (Cost $308,100,322)		367,233,428

	Adjusted
Limited Partnership Interest - 0.6%	Basis
Angels With Attitude I LLC (a)(b)(i)*	$200,000	125,123
Coastal Venture Partners (b)(i)*	182,251	125,913
Common Capital (b)(i)*	305,332	183,618
Environmental Private Equity Fund II (b)(i)*	24,332	44,639
First Analysis Private Equity Fund IV (b)(i)*	340,315	344,850
GEEMF Partners (a)(b)(i)*	185,003	494,187
Global Environment Emerging Markets Fund (b)(i)*	814,997	1,340,204
Hambrecht & Quist Environmental Technology Fund (b)(i)*	254,513	37,889
Infrastructure and Environmental Private Equity Fund III (b)(i)*	521,953	208,716
Labrador Ventures III (b)(i)*	360,875	86,157
Labrador Ventures IV (b)(i)*	826,683	287,343
Milepost Ventures (a)(b)(i)*	500,000	1
New Markets Growth Fund LLC (b)(i)*	150,000	85,008
Poland Partners (b)(i)*	--	55,426
Solstice Capital (b)(i)*	360,526	298,268
Utah Ventures (b)(i)*	867,581	--
Venture Strategy Partners (b)(i)*	206,057	14,858

Total Limited Partnership Interest (Cost $6,100,418)		3,732,200

	Principal
Corporate Bonds - 19.4%	Amount
ACLC Business Loan Receivables Trust, 5.399%, 10/15/21 (e)(r)	692,618	665,281
AgFirst Farm Credit Bank, 7.30%, 10/14/49 (e)	2,000,000	2,028,000
Alliance Mortgage Investments, 12.14%, 6/1/10 (r)	390,000	390,000
APL Ltd., 8.00%, 1/15/24	550,000	545,875
Archstone-Smith Operating Trust, 5.25%, 12/1/10	1,000,000	985,393
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	5,250,000	3,150,000
Atmos Energy Corp., 4.975%, 10/15/07 (r)	2,000,000	1,999,547
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	2,775,000	2,699,326
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	750,000	815,404
Banco Santander Chile, 5.22%, 12/9/09 (e)(r)	1,500,000	1,499,595
BF Saul, 7.50%, 3/1/14	750,000	766,875

	Principal
Corporate Bonds - Cont'd	Amount	Value
Brandywine Operating Partnership LP, 5.415%, 4/1/09 (r)	$1,000,000	$1,000,523
Brascan Corp., 7.125%, 6/15/12	2,160,000	2,311,155
Chase Funding Mortgage Loan, 4.045%, 5/25/33	5,000,000	4,925,256
Chevy Chase Bank FSB, 6.875%, 12/1/13	500,000	516,250
City Soft, Inc.:
Convertible Notes I, 10.00%, 8/31/06 (b)(i)	297,877	-
Convertible Notes II, 10.00%, 8/31/06 (b)(i)	32,500	-
Convertible Notes III, 10.00%, 8/31/06 (b)(i)	25,000	-
Convertible Notes IV, 10.00%, 8/31/06 (b)(i)	25,000	25,000
CNL Funding, Inc., 7.721%, 8/25/09 (e)	1,313,646	1,328,673
Credit Suisse First Boston USA Inc.:
5.00%, 12/9/08 (r)	3,000,000	3,002,988
5.013%, 3/2/11 (r)	2,000,000	1,999,668
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	3,838,177
Deluxe Corp., 5.125%, 10/1/14	300,000	246,750
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,109,386
Duke Realty LP, 5.195%, 12/22/06 (r)	2,000,000	1,999,678
E*Trade Financial Corp.:
8.00%, 6/15/11	500,000	520,000
7.875%, 12/1/15	250,000	265,000
Enterprise Mortgage Acceptance Co.:
Interest Only, 1.24%, 1/15/25 (e)(r)	4,019,321	152,610
6.90%, 10/15/25 (e)	2,040,831	867,353
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	992,308
First Tennessee Bank:
5.316%, 12/8/08	2,500,000	2,492,155
5.65%, 4/1/16	1,500,000	1,482,720
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	500,000	481,607
Trust III, 5.361%, 2/15/36 (e)	300,000	295,629
Goldman Sachs Group, Inc.:
5.385%, 3/22/16 (r)	2,000,000	2,003,008
6.345%, 2/15/34	750,000	743,746
HBOS Treasury Services plc, 6.413% to 10/1/35,
floating rate thereafter to 9/29/49 (e)(r)	800,000	749,401
Health Care REIT, Inc., 6.20%, 6/1/16	500,000	498,339
HRPT Properties Trust, 5.517%, 3/16/11 (r)	2,000,000	1,998,734
Hudson United Bancorp, 8.20%, 9/15/06	1,000,000	1,009,671
Impac CMB Trust, 5.088%, 5/25/35 (r)	3,592,911	3,605,501
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	2,500,000	2,363,383
Interpool Capital Trust, 9.875%, 2/15/27	1,000,000	980,000
JPMorgan Chase & Co., 4.92%, 10/28/08 (r)	3,850,000	3,846,971
KDM Development Corp., 2.41%, 12/31/07 (b)(i)	746,900	715,400
Kimco Realty Corp. , 4.88%, 8/1/06 (r)	1,500,000	1,500,292
Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	1,000,000	903,046
Kinder Morgan Finance Co., 5.35%, 1/5/11	1,000,000	984,696
Leucadia National Corp., 7.00%, 8/15/13	1,420,000	1,425,325
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	31,800
8.30%, 12/1/37 (e)(m)*	6,130,000	114,937
8.45%, 12/1/97 (e)(m)*	2,560,000	48,000
Masco Corp., 5.12%, 3/9/07 (e)(r)	2,000,000	2,004,442
Meridian Funding Co. LLC, 5.089%, 10/15/14 (e)(r)	3,000,000	3,000,984

	Principal
Corporate Bonds - Cont'd	Amount	Value
Mid-Atlantic Family Military Communities LLC:
5.24%, 8/1/50 (e)	$1,000,000	$938,230
5.30%, 8/1/50 (e)	750,000	705,367
Midwest Family Housing LLC, 5.531%, 1/1/51 (e)	1,000,000	947,320
Nationwide Health Properties, Inc.:
6.00%, 5/20/15	500,000	487,864
6.90%, 10/1/37	1,000,000	1,045,537
New York State Community Statutory Trust II, 8.29%,
12/28/31 (e)(r)	500,000	505,000
Odyssey Re Holdings Corp., 6.875%, 5/1/15	750,000	706,660
Orkney Re II plc, Series B, 7.50%, 12/21/35 (e)(r)	1,100,000	1,100,000
Pacific Pilot Funding Ltd., 5.351%, 10/20/16 (e)(r)	994,086	991,289
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	504,320
Pioneer Natural Resources Co., 5.875%, 7/15/16	1,000,000	946,157
Preferred Term Securities IX Ltd., 5.269%, 4/3/33 (e)(r)	1,000,000	1,009,350
Premium Asset Trust, 4.80%, 10/8/09 (e)(r)	4,000,000	4,002,272
PRICOA Global Funding I, 4.923%, 3/2/07 (e)(r)	2,000,000	2,002,020
Prudential Financial, Inc., 5.04%, 6/13/08 (r)	1,500,000	1,499,640
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	1,000,000	1,125,576
RBS Capital Trust I, 5.779%, 9/29/49 (r)	1,500,000	1,503,480
Reed Elsevier Capital, Inc., 5.24%, 6/15/10 (r)	3,000,000	2,999,378
Sabre Holdings Corp., 6.35%, 3/15/16	800,000	778,545
Sovereign Bancorp, Inc., 5.10%, 3/1/09 (e)(r)	1,000,000	999,133
Sovereign Bank, 4.00%, 2/1/08	1,235,000	1,207,513
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (e)(r)	1,000,000	318,361
Spieker Properties LP, 6.75%, 1/15/08	2,500,000	2,549,918
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	25,075,543	2,955,654
UnumProvident Corp., 5.997%, 5/15/08	1,000,000	999,997
Vodafone Group plc:
5.05%, 12/28/07 (r)	1,000,000	1,000,563
5.257%, 6/15/11 (r)	1,000,000	1,000,721
Wachovia Capital Trust III, 5.80%, 3/15/42 (r)	2,000,000	1,959,790
Westfield Capital Corp Ltd., 4.98%, 11/2/07 (e)(r)	3,000,000	3,007,548
Xerox Corp., 6.40%, 3/15/16	250,000	249,688

Total Corporate Bonds (Cost $124,755,402)		113,972,749

U.S. Government Agencies and Instrumentalities - 8.3%
Fannie Mae, 5.50%, 12/25/16	1,474,525	1,455,122
Federal Home Loan Bank:
0.00%, 2/5/07 (r)	1,000,000	951,250
4.60%, 10/26/07	5,000,000	4,975,396
Federal Home Loan Bank Discount Notes, 4/3/06	25,800,000	25,793,407
Freddie Mac:
5.125%, 12/15/13	10,500,143	10,326,352
5.625%, 11/23/35	2,500,000	2,400,422

U.S. Government Agencies and	Principal
Instrumentalities - Cont'd	Amount	Value
Small Business Administration:
5.038%, 3/10/15	$995,117	$961,496
4.94%, 8/10/15	1,988,363	1,906,811

Total U.S. Government Agencies
and Instrumentalities (Cost $49,186,386)		48,770,256

Municipal Obligations - 0.3%
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (f)	3,750,000	1,613,625

Total Municipal Obligations (Cost $3,767,676)		1,613,625

Taxable Municipal Obligations - 7.8%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.42%, 3/1/19	200,000	195,168
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/11	6,000,000	4,497,000
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	750,000	728,850
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	500,000	480,585
California Statewide Communities Development Authority
Revenue Bonds, 5.01%, 8/1/15	635,000	613,550
Chicago Illinois GO Bonds, 5.30%, 1/1/14	1,500,000	1,481,145
Detroit Michigan GO Bonds, 5.15%, 4/1/25	3,000,000	2,757,840
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.17%, 1/1/15	500,000	487,940
Howell Township New Jersey School District GO Bonds, 5.10%,
7/15/17	1,505,000	1,452,295
Illinois State Housing Development Authority Revenue Bonds,
5.60%, 12/1/15	1,435,000	1,435,761
Indiana State Bond Bank Revenue Bonds:
5.12%, 1/15/17	1,685,000	1,617,381
5.38%, 7/15/18	950,000	932,349
Inglewood California Pension Funding Revenue
Bonds, 5.07%, 9/1/20	660,000	623,806
Long Beach California Bond Finance Authority Revenue Bonds,
4.80%, 8/1/16	1,545,000	1,461,663
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 4.60%, 7/1/10	840,000	809,315
Malibu California Integrated Water Quality Improvement COPs,
5.39%, 7/1/16	1,130,000	1,116,779
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	700,000	669,634
New York State MMC Corp. Revenue Bonds, 4.80%, 11/1/35 (r)	1,000,000	1,000,000
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
4.06%, 10/15/10	4,000,000	3,797,800
Oakland California Redevelopment Agency Tax Allocation Bonds,
5.383%, 9/1/16	3,000,000	2,962,950
Oceanside California Pension Obligation Revenue Bonds,
5.04%, 8/15/17	750,000	713,760
Ohio State Economic Improvement Revenue Bonds,
5.46%, 10/1/18	500,000	494,210

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Oregon School Boards Association GO Bonds, Zero Coupon,
6/30/06	$2,000,000	$1,974,120
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	750,000	710,610
Pomona California Pension Refunding Revenue Bonds, 5.732%,
7/1/25	1,750,000	1,685,110
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	3,000,000	2,900,400
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.46%, 8/1/35	1,000,000	909,960
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds:
3.65%, 12/1/08	745,000	716,548
3.90%, 12/1/09	1,150,000	1,099,871
Texas Municipal Gas Corp., Gas Reservation Revenue,
2.60%, 7/1/07 (e)	610,000	596,946
Texas State Public Finance Authority Revenue Bonds, 9.00%,
12/1/06	912,000	925,160
University of Central Florida COPs, 5.375%, 10/1/35	1,500,000	1,356,735
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	1,500,000	1,395,330
West Contra Costa California Unified School District Revenue
Bonds, 4.90%, 1/1/15	555,000	529,475
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	954,580

Total Taxable Municipal Obligations (Cost $47,697,986)		46,084,626

High Social Impact Investments - 0.8%
Calvert Social Investment Foundation Notes, 3.00%,
7/1/07 (b)(i)(r)	5,016,666	4,945,530

Total High Social Impact Investments (Cost $5,016,666)		4,945,530

Certificates of Deposit - 0.1%
Alternative Federal Credit Union, 2.75%, 11/30/06 (b)(k)	50,000	49,885
First American Credit Union, 4.00%, 12/23/06 (b)(k)	92,000	91,696
Mission Area Federal Credit Union, 2.00%, 11/18/06 (b)(k)	50,000	49,920
Native American Credit Union, 2.79%, 11/13/06 (b)(k)	92,000	91,788
ShoreBank & Trust, 4.00%, 12/6/06 (b)(k)	100,000	99,670

Total Certificates of Deposit (Cost $384,000)		382,959

TOTAL INVESTMENTS (Cost $545,008,856) - 99.6%		586,735,373
Other assets and liabilities, net - 0.4%		2,426,360
Net Assets - 100%		$589,161,733

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 18,318,683 shares outstanding		$512,201,880
Class B: 1,016,020 shares outstanding		29,970,781
Class C: 943,498 shares outstanding		27,451,340
Class I: 35,297 shares outstanding		969,361
Undistributed net investment income		90,999
Accumulated net realized gain (loss) on investments		(23,405,978)
Net unrealized appreciation (depreciation) on investments		41,883,350

Net Assets		$589,161,733

Net Asset Value per Share
Class A (based on net assets of $531,900,709)		$29.04
Class B (based on net assets of $29,287,196)		$28.83
Class C (based on net assets of $26,944,301)		$28.56
Class I (based on net assets of $1,029,527)		$29.17

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
10 Year U.S. Treasury Notes	728	06/06	$77,452,375	($400,607)
Total Purchased				($400,607)

Sold:
U.S. Treasury Bonds	238	06/06	$25,979,188	$512,138
2 Year U.S. Treasury Notes	20	06/06	4,077,188	(658)
5 Year U.S. Treasury Notes	70	06/06	7,310,625	45,978
Total Sold				$557,458

See notes to statements of net assets and notes to financial statements.

Bond Portfolio
Statement of Net Assets
March 31, 2006

	Principal
Corporate Bonds - 56.4%	Amount	Value
ACLC Business Loan Receivables Trust, 5.399%, 10/15/21 (e)(r)	$692,618	$665,281
AgFirst Farm Credit Bank:
8.393%, 12/15/16 (r)	1,000,000	1,093,460
7.30%, 10/14/49 (e)	2,000,000	2,028,000
Alliance Mortgage Investments, 12.14%, 6/1/10 (r)	487,500	487,500
APL Ltd., 8.00%, 1/15/24	400,000	397,000
Archstone-Smith Operating Trust, 5.25%, 12/1/10	1,000,000	985,393
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	3,500,000	2,100,000
Atmos Energy Corp., 4.975%, 10/15/07 (r)	3,500,000	3,499,208
Aurora Military Housing LLC, 5.32%, 12/15/20 (e)	3,475,000	3,387,708
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	500,000	543,603
Banco Santander Chile, 5.22%, 12/9/09 (e)(r)	1,500,000	1,499,595
BF Saul, 7.50%, 3/1/14	1,000,000	1,022,500
Brandywine Operating Partnership LP, 5.415%, 4/1/09 (r)	3,000,000	3,001,568
Brascan Corp., 7.125%, 6/15/12	2,160,000	2,311,155
Chase Funding Mortgage Loan, 4.045%, 5/25/33	5,000,000	4,925,255
Chevy Chase Bank FSB, 6.875%, 12/1/13	500,000	516,250
CNL Funding, Inc., 7.721%, 8/25/09 (e)	970,955	982,062
Credit Suisse First Boston USA Inc.:
5.00%, 12/9/08 (r)	5,000,000	5,004,979
5.013%, 3/2/11 (r)	2,500,000	2,499,585
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	3,838,177
Deluxe Corp., 5.125%, 10/1/14	550,000	452,375
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,109,386
Duke Realty LP, 5.195%, 12/22/06 (r)	2,000,000	1,999,678
E*Trade Financial Corp.:
8.00%, 6/15/11	500,000	520,000
7.875%, 12/1/15	500,000	530,000
Enterprise Mortgage Acceptance Co. LLC:
6.90%, 10/15/25 (e)	2,857,164	1,214,295
Interest Only, 1.24%, 1/15/25 (e)(r)	5,024,152	190,762
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	992,308
First Tennessee Bank:
5.316%, 12/8/08	5,000,000	4,984,311
5.65%, 4/1/16	2,500,000	2,471,200
Glitnir Bank, 4.76%, 10/15/08 (e)(r)	2,000,000	1,999,698
Global Signal Trust II, 4.232%, 12/15/14 (e)	1,000,000	963,214
Global Signal Trust III, 5.361%, 2/15/36 (e)	1,500,000	1,478,145
Goldman Sachs Group, Inc.:
5.385%, 3/22/16 (r)	4,000,000	4,006,016
6.345%, 2/15/34	750,000	743,746
HBOS Treasury Services plc, 6.413% to 10/1/35,
floating rate thereafter to 9/29/49 (e)(r)	1,200,000	1,124,101
Health Care REIT, Inc., 6.20%, 6/1/16	750,000	747,509
HRPT Properties Trust, 5.517%, 3/16/11 (r)	5,000,000	4,996,835
HSBC Finance Corp., 4.45%, 9/15/08	3,000,000	2,939,903
Hudson United Bancorp, 8.20%, 9/15/06	2,000,000	2,019,341

	Principal
Corporate Bonds - Cont'd	Amount	Value
Impac CMB Trust:
5.088%, 5/25/35 (r)	$3,592,911	$3,605,501
5.138%, 8/25/35 (r)	2,336,044	2,336,261
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	3,000,000	2,836,060
Interpool Capital Trust, 9.875%, 2/15/27	2,095,000	2,053,100
Irwin Land LLC, 4.51%, 12/15/15 (e)	2,400,000	2,278,536
JPMorgan Chase & Co., 4.92%, 10/28/08 (r)	6,725,000	6,719,709
Kimco Realty Corp., 4.88%, 8/1/06 (r)	1,500,000	1,500,292
Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	1,500,000	1,354,568
Kinder Morgan Finance Co., 5.35%, 1/5/11	1,500,000	1,477,044
Leucadia National Corp., 7.00%, 8/15/13	2,120,000	2,127,950
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	55,163
8.30%, 12/1/37 (e)(m)*	3,500,000	65,625
Masco Corp., 5.12%, 3/9/07 (e)(r)	3,000,000	3,006,663
Meridian Funding Co. LLC, 5.089%, 10/15/14 (e)(r)	5,000,000	5,001,640
Mid-Atlantic Family Military Communities LLC:
5.24%, 8/1/50 (e)	1,000,000	938,230
5.30%, 8/1/50 (e)	1,250,000	1,175,612
Midwest Family Housing LLC, 5.531%, 1/1/51 (e)	1,500,000	1,420,980
Nationwide Health Properties, Inc.:
6.00%, 5/20/15	1,000,000	975,729
6.90%, 10/1/37	1,000,000	1,045,537
Odyssey Re Holdings Corp., 6.875%, 5/1/15	1,100,000	1,036,434
Orkney Re II plc, Series B, 7.50%, 12/21/35 (e)(r)	1,700,000	1,700,000
Pacific Pilot Funding Ltd., 5.351%, 10/20/16 (e)(r)	994,086	991,289
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	504,320
Pioneer Natural Resources Co., 5.875%, 7/15/16	1,750,000	1,655,774
Post Apartment Homes LP VRDN, 4.83%, 7/15/29 (r)	36,200,000	36,200,000
Preferred Term Securities IX Ltd., 5.269%, 4/3/33 (e)(r)	1,000,000	1,009,350
Premium Asset Trust, 4.80%, 10/8/09 (e)(r)	4,000,000	4,002,272
PRICOA Global Funding I, 4.923%, 3/2/07 (e)(r)	3,000,000	3,003,030
Prudential Financial, Inc., 5.04%, 6/13/08 (r)	2,000,000	1,999,519
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	1,000,000	1,125,576
RBS Capital Trust I, 5.779%, 9/29/49 (r)	2,000,000	2,004,640
Reed Elsevier Capital, Inc., 5.24%, 6/15/10 (r)	3,500,000	3,499,274
Regions Financial Corp., 4.50%, 8/8/08	3,500,000	3,441,269
Sabre Holdings Corp., 6.35%, 3/15/16	1,400,000	1,362,454
Sovereign Bancorp, Inc., 5.10%, 3/1/09 (e)(r)	3,315,000	3,312,127
Sovereign Bank, 4.00%, 2/1/08	1,500,000	1,466,615
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (e)(r)	1,000,000	318,361
Spieker Properties LP, 6.75%, 1/15/08	3,000,000	3,059,902
TIERS Trust, 8.45%, 12/1/17 (n)*	439,239	6,589
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	45,257,613	5,334,515
Union Financial Services 1, Inc., 4.80%, 12/1/32 (r)	11,600,000	11,629,000
UnumProvident Corp., 5.997%, 5/15/08	2,000,000	1,999,995
Vodafone Group plc:
5.05%, 12/28/07 (r)	1,250,000	1,250,704
5.257%, 6/15/11 (r)	1,500,000	1,501,082

	Principal
Corporate Bonds - Cont'd	Amount	Value
Wachovia Capital Trust III, 5.80% to 3/1/11, 3/15/42 (r)	$3,000,000	$2,939,685
Westfield Capital Corp Ltd., 4.98%, 11/2/07 (e)(r)	3,000,000	3,007,548
Xerox Corp., 6.40%, 3/15/16	500,000	499,375

Total Corporate Bonds (Cost $222,225,284)		216,106,001

Taxable Municipal Obligations - 26.4%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.28%, 3/1/14	155,000	151,836
5.32%, 3/1/15	165,000	161,535
5.47%, 3/1/17	190,000	185,605
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon:
10/1/06	2,290,000	2,230,597
10/1/08	9,545,000	8,345,384
10/1/11	11,655,000	8,735,423
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	1,250,000	1,214,750
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	750,000	720,878
California Statewide Communities Development Authority Revenue Bonds:
Zero Coupon, 6/1/10	1,415,000	1,134,844
Zero Coupon, 6/1/12	1,530,000	1,096,367
Zero Coupon, 6/1/13	1,585,000	1,071,539
Zero Coupon, 6/1/14	1,645,000	1,050,464
5.01%, 8/1/15	700,000	676,354
Chicago Illinois GO Bonds, 5.20%, 1/1/11	4,770,000	4,730,075
Cook County Illinois School District GO Bonds, Zero Coupon:
12/1/19	280,000	128,209
12/1/20	700,000	300,097
12/1/21	700,000	280,728
12/1/24	620,000	209,076
Detroit Michigan GO Bonds, 5.15%, 4/1/25	5,000,000	4,596,400
Fairfield California Pension Obligation Revenue Bonds,
5.22%, 6/1/20	845,000	811,420
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	1,340,000	1,287,016
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.17%, 1/1/15	895,000	873,413
Howell Township New Jersey School District GO Bonds,
5.20%, 7/15/18	1,585,000	1,530,444
Illinois State Housing Development Authority Revenue Bonds,
5.60%, 12/1/15	1,435,000	1,435,761
Indiana State Bond Bank Revenue Bonds:
5.32%, 7/15/17	2,725,000	2,668,238
5.32%, 1/15/19	1,865,000	1,806,029
Inglewood California Pension Funding Revenue Bonds, 5.07%, 9/1/20	1,000,000	945,160
Long Beach California Bond Finance Authority Revenue Bonds:
4.66%, 8/1/15	1,535,000	1,449,669
4.90%, 8/1/17	1,715,000	1,619,269
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 5.27%, 7/1/13	970,000	945,983

	Principal
Corporate Bonds - Cont'd	Amount	Value
Malibu California Integrated Water Quality Improvement COPs,
5.64%, 7/1/21	$1,160,000	$1,143,574
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	880,000	841,826
New York State MAC Corp. Revenue Bonds, 4.80%, 11/1/35 (r)	2,000,000	2,000,000
Oakland California Redevelopment Agency Tax Allocation Bonds,
5.383%, 9/1/16	5,565,000	5,496,272
Oceanside California Pension Obligation Revenue Bonds,
5.04%, 8/15/17	1,000,000	951,680
Ohio State Economic Improvement Revenue Bonds,
5.46%, 10/1/18	750,000	741,315
Oklahoma City Oklahoma Airport Trust Revenue Bonds,
5.05%, 10/1/11	1,455,000	1,428,679
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/06	2,000,000	1,974,120
6/30/18	1,195,000	603,881
Philadelphia Pennsylvania School District GO Bonds, 5.09%, 7/1/20	1,000,000	947,480
Pierce County Washington Cascade Christian Schools Revenue
Bonds, 7.65%, 12/1/09	569,000	576,041
Pomona California Pension Refunding Revenue Bonds:
5.492%, 7/1/20	2,365,000	2,288,114
5.732%, 7/1/25	1,000,000	962,920
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	4,500,000	4,350,600
San Francisco City and County California Redevelopment Financing
Authority Revenue Bonds, 5.00%, 8/1/07	980,000	978,687
San Jose California Redevelopment Agency Tax Allocation
Bonds, 5.10%, 8/1/20	2,485,000	2,333,167
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds:
3.20%, 12/1/07	1,295,000	1,256,267
4.20%, 12/1/10	1,235,000	1,180,438
South Carolina State Student Loan Corp. Revenue Bonds,
4.79%, 6/1/34 (r)	9,500,000	9,500,000
Texas Municipal Gas Corp. Gas Reservation Revenue
Bonds, 2.60%, 7/1/07 (e)	815,000	797,559
Texas State Public Finance Authority Revenue Bonds, 9.00%,
12/1/06	800,000	811,544
University of Central Florida COPs, 5.375%, 10/1/35	2,000,000	1,808,980
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	2,000,000	1,860,440
Vigo County Indiana Redevelopment Authority Economic
Development Revenue Bonds, 4.96%, 8/1/14	530,000	507,411
Washington State Housing Finance Commission Revenue VRDN,
4.88%, 7/15/32 (r)	650,000	650,000
West Contra Costa California Unified School District Revenue Bonds:
4.71%, 1/1/11	455,000	440,117
4.76%, 1/1/12	475,000	458,290
4.82%, 1/1/13	500,000	478,555
Wilkes-Barre Pennsylvania GO Bonds, 5.33%, 11/15/20	1,655,000	1,582,048

Total Taxable Municipal Obligations (Cost $103,716,905)		101,342,568

U.S. Government Agencies	Principal
and Instrumentalities - 14.5%	Amount	Value
Fannie Mae, 5.50%, 12/25/16	$2,457,542	$2,425,203
Federal Home Loan Bank:
0.00%, 2/5/07 (r)	3,000,000	2,853,750
STEP, 4.60% to 10/26/06, 5.00% thereafter to 10/26/07 (r)	7,000,000	6,965,554
Federal Home Loan Bank Discount Notes, 4/3/06	19,800,000	19,794,940
Freddie Mac:
4.125%, 7/12/10	3,000,000	2,884,540
5.125%, 12/15/13	14,318,377	14,081,389
5.625%, 11/23/35	3,500,000	3,360,591
Small Business Administration:
5.038%, 3/10/15	995,117	961,496
4.94%, 8/10/15	2,485,454	2,383,514

Total U.S. Government Agencies and Instrumentalities (Cost $56,394,833)		55,710,977

High Social Impact Investments - 0.3%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/06 (b)(i)(r)	1,050,000	1,035,111

Total High Social Impact Investments (Cost $1,050,000)		1,035,111

Equity Securities - 2.5%	Shares
Conseco, Inc., Preferred	85,000	$2,524,500
Manitoba Telecom Services, Inc.	9,261	340,957
MFH Financial Trust I, Preferred (e)	20,000	1,980,000
Northern Borders Partners, LP	3,500	167,720
Richmond County Capital Corp., Preferred (e)	20	2,008,750
Roslyn Real Estate Asset Corp., Preferred	2	200,000
WoodBourne Pass-Through Trust, Preferred (e)	25	2,513,281

Total Equity Securities (Cost $9,180,991)		9,735,208

Total Investments (Cost $392,568,013) - 100.1%		383,929,865
Other assets and liabilities, net - (0.1%)		(419,690)
Net Assets - 100%		$383,510,175

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 18,723,229 shares outstanding		$300,690,446
Class B: 1,165,602 shares outstanding		18,500,246
Class C: 1,431,087 shares outstanding		22,802,873
Class I: 3,230,505 shares outstanding		51,216,044
Undistributed net investment income		143,903
Accumulated net realized gain (loss) on investments		(1,260,269)
Net unrealized appreciation (depreciation) on investments		(8,583,068)

Net Assets		$383,510,175

Net Asset Value per Share
Class A (based on net assets of $292,623,554)		$15.63
Class B (based on net assets of $18,132,653)		$15.56
Class C (based on net assets of $22,240,596)		$15.54
Class I (based on net assets of $50,513,372)		$15.64

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
10 Year U.S. Treasury Notes	1,617	6/06	$172,033,641	($977,715)
Total Purchased				($977,715)

Sold:
2 Year U.S. Treasury Notes	30	6/06	$6,115,781	($987)
5 Year U.S. Treasury Notes	181	6/06	18,903,187	119,654
U.S. Treasury Bonds	429	6/06	46,828,031	914,146
Total Sold				$1,032,813

See notes to statements of net assets and notes to financial statements.

Equity Portfolio
Statement of Net Assets
March 31, 2006

Equity Securities - 98.5%	Shares	Value
Advertising Agencies - 1.4%
Omnicom Group, Inc.	225,000	$18,731,250

Banks - New York City - 1.8%
Bank of New York Co., Inc.	650,000	23,426,000

Banks - Outside New York City - 4.0%
Synovus Financial Corp.	1,100,000	29,799,000
Wachovia Corp.	400,000	22,420,000
		52,219,000

Biotechnology - Research & Production - 3.1%
Amgen, Inc.*	550,000	40,012,500

Chemicals - 3.9%
Air Products & Chemicals, Inc.	540,000	36,282,600
Ecolab, Inc.	363,300	13,878,060
		50,160,660

Communications Technology - 5.4%
Cisco Systems, Inc.*	2,000,000	43,340,000
Motorola, Inc.	1,150,000	26,346,500
		69,686,500

Computer - Services, Software & Systems - 3.4%
Cognizant Technology Solutions Corp.*	280,000	16,657,200
Microsoft Corp.	1,000,000	27,210,000
		43,867,200

Computer Technology - 2.7%
Dell, Inc.*	850,000	25,296,000
Zebra Technologies Corp.*	220,000	9,838,400
		35,134,400

Consumer Products - 0.7%
Alberto-Culver Co.	200,000	8,846,000

Diversified Financial Services - 2.4%
American Express Co.	600,000	31,530,000

Diversified Production - 5.2%
Dover Corp.	750,000	36,420,000
Pentair, Inc.	750,000	30,562,500
		66,982,500

Drug & Grocery Store Chains - 2.3%
Walgreen Co.	683,100	29,462,103

Equity Securities - Cont'd	Shares	Value
Drugs & Pharmaceuticals - 5.8%
Forest Laboratories, Inc.*	450,000	$20,083,500
Johnson & Johnson	500,000	29,610,000
Pfizer, Inc.	1,000,000	24,920,000
		74,613,500

Electrical Equipment & Components - 4.0%
Emerson Electric Co.	350,000	29,270,500
Molex, Inc.	750,000	22,290,000
		51,560,500

Electronic Equipment & Components - 1.1%
Cooper Industries Ltd.	160,000	13,904,000

Electronics - Medical Systems - 4.8%
Medtronic, Inc.	720,000	36,540,000
Varian Medical Systems, Inc.*	450,000	25,272,000
		61,812,000

Electronics - Semiconductors / Components - 3.1%
Intel Corp.	800,000	15,480,000
Linear Technology Corp.	500,000	17,540,000
Microchip Technology, Inc.	200,000	7,260,000
		40,280,000

Financial Data Processing Services - 2.9%
First Data Corp.	300,000	14,046,000
Fiserv, Inc.*	550,000	23,402,500
		37,448,500

Foods - 2.4%
General Mills, Inc.	270,000	13,683,600
Sysco Corp.	550,000	17,627,500
		31,311,100

Healthcare Facilities - 1.0%
Health Management Associates, Inc.	600,000	12,942,000

Insurance - Multi-Line - 1.6%
Aflac, Inc.	450,000	20,308,500

Insurance - Property & Casualty - 1.5%
Chubb Corp.	200,000	19,088,000

Investment Management Companies - 2.4%
SEI Investments Co.	770,000	31,208,100

Machinery - Industrial / Specialty - 3.3%
Illinois Tool Works, Inc.	440,000	42,376,400

Machinery - Oil Well Equipment & Services - 2.1%
FMC Technologies, Inc.*	520,000	26,634,400

Equity Securities - Cont'd	Shares	Value
Medical & Dental - Instruments & Supplies - 3.3%
Biomet, Inc.	750,000	$26,640,000
Patterson Co's, Inc.*	450,000	15,840,000
		42,480,000

Multi-Sector Companies - 2.4%
3M Co.	420,000	31,789,800

Oil - Crude Producers - 1.9%
EOG Resources, Inc.	342,600	24,667,200

Retail - 11.4%
Bed Bath & Beyond, Inc.*	700,000	26,880,000
CDW Corp.	250,000	14,712,500
Costco Wholesale Corp.	500,000	27,080,000
Home Depot, Inc.	500,000	21,150,000
Kohl's Corp.*	590,000	31,275,900
Staples, Inc.	1,050,000	26,796,000
		147,894,400

Securities Brokers & Services - 1.0%
A.G. Edwards, Inc.	250,000	12,465,000

Services - Commercial - 2.0%
eBay, Inc.*	650,000	25,389,000

Soaps & Household Chemicals - 2.4%
Colgate-Palmolive Co.	550,000	31,405,000

Utilities - Gas Distribution - 1.8%
Questar Corp.	329,800	23,102,490

Venture Capital - 0.0%
20/20 Gene Systems Inc., Warrants
(strike price $.01/share, expires 8/27/13)(b)(i)*	30,000	-
Chesapeake PERL, Inc.:
Common Warrants (strike price $2.00/share, expires 4/1/09) (b)(i)*	75,000	-
Series A-2 Preferred (b)(i)*	150,000	30,000
Cylex, Inc.:
Series A-1 Preferred (b)(i)*	101,742	93,495
Series B Preferred (b)(i)*	787,268	211,775
Common Warrants (strike price $.0412/share, expires
11/12/13) (b)(i)*	285,706	-
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires 10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	69,033
Series A Preferred, Warrants
(strike price $1.00/share, expires 1/1/12)(b)(i)*	1,104	-
Series B Preferred (b)(i)*	161,759	161,759
PowerZyme, Inc. Series D Preferred (b)(i)*	1,250,000	125,000
		691,062

Total Equity Securities (Cost $1,024,809,921)		1,273,429,065

	Adjusted
Limited Partnership Interest - 0.0%	Basis	Value
China Environment Fund 2004 (b)(i)*	$62,578	$62,578
Sustainable Jobs Fund II (b)(i)*	50,000	50,000
SEAF India International Growth Fund LLC (b)(i)*	150,000	150,000

Total Limited Partnership Interest (Cost $262,578)		262,578

	Principal
Corporate Bonds - 0.0%	Amount
20/20 Gene Systems Inc., 8.00%, 6/30/07 (b)(i)	250,000	187,500

Total Corporate Bonds (Cost $250,000)		187,500

High Social Impact Investments - 0.5%
Calvert Social Investment Foundation Notes, 3.00%,
7/1/06 (b)(i)(r)	6,800,000	6,703,576

Total High Social Impact Investments (Cost $6,800,000)		6,703,576

U.S. Government Agencies and Instrumentalities - 0.8%
Federal Home Loan Bank Discount Notes, 4/3/06	10,000,000	9,997,445

Total U.S. Government Agencies and
Instrumentalities (Cost $9,997,444)		9,997,445

Total Investments (Cost $1,042,119,943) - 99.8%		1,290,580,164
Other assets and liabilities, net - 0.2%		2,576,411
Net Assets - 100%		$1,293,156,575

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 25,379,106 shares outstanding		$712,154,349
Class B: 3,105,736 shares outstanding		86,658,220
Class C: 3,524,614 shares outstanding		92,329,568
Class I: 3,881,560 shares outstanding		120,635,799
Undistributed net investment income (loss)		(1,121,534)
Accumulated net realized gain (loss) on investments		34,039,952
Net unrealized appreciation (depreciation) on investments		248,460,221

Net Assets		$1,293,156,575

Net Asset Value per Share
Class A (based on net assets of $930,004,544)		$36.64
Class B (based on net assets of $105,055,545)		$33.83
Class C (based on net assets of $111,291,294)		$31.58
Class I (based on net assets of $146,805,192)		$37.82

See notes to statements of net assets and notes to financial statements.

Enhanced Equity Portfolio
Statement of Net Assets
March 31, 2006

Equity Securities - 99.3%	Shares	Value
Air Transportation - 0.5%
AAR Corp.*	2,900	$82,592
Continental Airlines, Inc., Class B*	7,100	190,990
Southwest Airlines Co.	4,800	86,352
		359,934

Auto Parts - Original Equipment - 0.1%
Autoliv, Inc.	1,600	90,528

Banks - New York City - 2.3%
JPMorgan Chase & Co.	42,084	1,752,378

Banks - Outside New York City - 7.6%
Bank of America Corp.	49,479	2,253,274
KeyCorp Ltd.	5,400	198,720
US Bancorp	29,500	899,750
Wachovia Corp.	26,800	1,502,140
Wells Fargo & Co.	13,100	836,697
		5,690,581

Biotechnology - Research & Production - 1.3%
Amgen, Inc.*	13,100	953,025

Building Materials - 0.4%
Masco Corp.	9,100	295,659

Chemicals - 0.4%
Lubrizol Corp.	300	12,855
Praxair, Inc.	5,100	281,265
		294,120

Communications & Media - 2.0%
Time Warner, Inc.	88,700	1,489,273

Communications Technology - 3.0%
Cisco Systems, Inc.*	67,000	1,451,890
Motorola, Inc.	17,300	396,343
Qualcomm, Inc.	7,600	384,636
		2,232,869

Computer - Services, Software & Systems - 3.1%
Acxiom Corp.	500	12,920
Adobe Systems, Inc.	5,600	195,552
BMC Software, Inc.*	7,900	171,114
Compuware Corp.*	15,700	122,931
Microsoft Corp.	62,300	1,695,183
Red Hat, Inc.*	5,100	142,698
Trizetto Group, Inc.*	400	7,036
		2,347,434

Equity Securities - Cont'd	Shares	Value
Computer Technology - 5.4%
Apple Computer, Inc.*	11,100	$696,192
Dell, Inc.*	27,300	812,448
EMC Corp.*	17,900	243,977
Hewlett-Packard Co.	14,200	467,180
International Business Machines Corp.	22,200	1,830,834
SanDisk Corp.*	400	23,008
		4,073,639

Consumer Electronics - 0.6%
Google, Inc.*	700	273,000
Harman International Industries, Inc.	400	44,452
Yahoo!, Inc.*	5,000	161,300
		478,752

Consumer Products - 1.3%
American Greetings Corp.	1,300	28,106
Kimberly-Clark Corp.	14,700	849,660
Toro Co.	2,200	105,050
		982,816

Containers & Packaging - Paper & Plastic - 0.0%
Sealed Air Corp.	100	5,787

Diversified Financial Services - 3.4%
American Express Co.	14,700	772,485
CIT Group, Inc.	6,000	321,120
Goldman Sachs Group, Inc.	9,500	1,491,120
		2,584,725

Diversified Materials & Processing - 0.5%
Acuity Brands, Inc.	7,000	280,000
Armor Holdings, Inc.*	1,700	99,093
		379,093

Diversified Production - 1.0%
Danaher Corp.	12,300	781,665

Drug & Grocery Store Chains - 0.2%
Supervalu, Inc.	4,300	132,526
Walgreen Co.	900	38,817
		171,343

Drugs & Pharmaceuticals - 6.9%
AmerisourceBergen Corp.	20,500	989,535
Cardinal Health, Inc.	4,250	316,710
Gilead Sciences, Inc.*	400	24,888
Johnson & Johnson	30,800	1,823,976
Pfizer, Inc.	81,400	2,028,488
		5,183,597

Electrical Equipment & Components - 0.3%
Cooper Industries Ltd.	400	34,760
Molex, Inc.	4,900	162,680
		197,440

Equity Securities - Cont'd	Shares	Value
Electronics - Medical Systems - 0.9%
Medtronic, Inc.	13,900	$705,425

Electronics - Semiconductors / Components - 3.6%
Broadcom Corp.*	5,200	224,432
Intel Corp.	37,300	721,755
Jabil Circuit, Inc.*	10,000	428,600
Micron Technology, Inc.*	8,900	131,008
National Semiconductor Corp.	28,600	796,224
Texas Instruments, Inc.	11,900	386,393
		2,688,412

Energy Miscellaneous - 0.7%
Veritas DGC, Inc.*	11,900	540,141

Finance - Small Loan - 0.0%
First Marblehead Corp.	300	12,975

Financial Data Processing Services - 2.8%
Automatic Data Processing, Inc.	23,700	1,082,616
First Data Corp.	16,300	763,166
Global Payments, Inc.	5,500	291,555
		2,137,337

Financial Miscellaneous - 1.3%
Fannie Mae	10,500	539,700
Freddie Mac	7,100	433,100
		972,800

Foods - 2.8%
General Mills, Inc.	20,700	1,049,076
Hershey Foods Corp.	8,100	423,063
Kellogg Co.	14,600	642,984
		2,115,123

Forest Products - 0.5%
Weyerhaeuser Co.	5,200	376,636

Healthcare Management Services - 0.4%
Caremark Rx, Inc.*	6,800	334,424

Healthcare Services - 2.0%
Express Scripts, Inc.*	8,200	720,780
McKesson Corp.	15,500	808,015
		1,528,795

Home Building - 0.6%
NVR, Inc.*	600	443,370

Household Equipment & Products - 1.1%
Black & Decker Corp.	9,600	834,144

Equity Securities - Cont'd	Shares	Value
Identification Control & Filter Devices - 0.7%
Agilent Technologies, Inc.*	5,500	$206,525
Parker Hannifin Corp.	3,700	298,257
		504,782

Insurance - Life - 2.1%
Phoenix Co.'s, Inc.	4,600	74,980
Principal Financial Group	16,000	780,800
Prudential Financial, Inc.	9,200	697,452
		1,553,232

Insurance - Multi-Line - 4.4%
Cigna Corp.	9,200	1,201,704
Hartford Financial Services Group, Inc.	4,300	346,365
Lincoln National Corp.	3,600	196,524
Safeco Corp.	900	45,189
St. Paul Travelers Co.'s, Inc.	31,300	1,308,027
UnumProvident Corp.	9,900	202,752
		3,300,561

Insurance - Property & Casualty - 1.4%
21st Century Insurance Group	4,000	63,200
Chubb Corp.	6,300	601,272
Commerce Group, Inc.	6,500	343,460
State Auto Financial Corp.	500	16,855
		1,024,787

Machinery - Construction & Handling - 0.8%
Terex Corp.*	7,300	578,452

Machinery - Engines - 0.7%
Cummins, Inc.	4,700	493,970

Machinery - Industrial / Specialty - 1.1%
Illinois Tool Works, Inc.	8,670	835,008

Machinery - Oil Well Equipment & Services - 2.0%
Cooper Cameron Corp.*	15,800	696,464
Smith International, Inc.	11,000	428,560
Universal Compression Holdings, Inc.*	7,100	359,757
		1,484,781

Medical & Dental - Instruments & Supplies - 0.5%
Becton Dickinson & Co.	5,200	320,216
St. Jude Medical, Inc.*	1,200	49,200
		369,416

Medical Services - 0.1%
Coventry Health Care, Inc.*	1,725	93,115

Multi-Sector Companies - 1.5%
3M Co.	14,700	1,112,643

Office Furniture & Business Equipment - 0.2%
Xerox Corp.*	8,800	133,760

Equity Securities - Cont'd	Shares	Value
Oil - Crude Producers - 3.8%
Chesapeake Energy Corp.	7,800	$244,998
EOG Resources, Inc.	16,800	1,209,600
Pioneer Natural Resources Co.	11,400	504,450
Southwestern Energy Co.*	2,500	80,475
St. Mary Land & Exploration Co.	4,300	175,569
XTO Energy, Inc.	14,742	642,309
		2,857,401

Paints & Coatings - 0.0%
H.B. Fuller Co.	400	20,536

Production Technology Equipment - 0.4%
Lam Research Corp.*	6,500	279,500

Publishing - Miscellaneous - 1.6%
McGraw-Hill Co.'s, Inc.	20,500	1,181,210

Radio & Television Broadcasters - 0.0%
Univision Communications, Inc.*	800	27,576

Real Estate Investment Trust - 0.5%
Colonial Properties Trust	1,000	50,130
Equity Office Properties Trust	3,300	110,814
FelCor Lodging Trust, Inc.	7,100	149,810
HRPT Properties Trust	1,200	14,088
New Century Financial Corp.	400	18,408
		343,250

Restaurants - 0.8%
CKE Restaurants, Inc.	1,600	27,840
Darden Restaurants, Inc.	14,100	578,523
		606,363

Retail - 6.9%
Barnes & Noble, Inc.	10,100	467,125
Best Buy Co., Inc.	7,200	402,696
Costco Wholesale Corp.	7,300	395,368
Gap, Inc.	27,125	506,695
Home Depot, Inc.	38,300	1,620,090
Nordstrom, Inc.	14,400	564,192
Staples, Inc.	22,250	567,820
Target Corp.	12,800	665,728
		5,189,714

Savings & Loans - 1.0%
Washington Mutual, Inc.	18,525	789,535

Securities Brokers & Services - 0.8%
Charles Schwab Corp.	2,700	46,467
Nuveen Investments, Inc.	12,300	592,245
		638,712

Equity Securities - Cont'd	Shares	Value
Services - Commercial - 0.2%
eBay, Inc.*	3,800	$148,428
MPS Group, Inc.*	1,600	24,480
		172,908

Soaps & Household Chemicals - 2.5%
Colgate-Palmolive Co.	1,600	91,360
Procter & Gamble Co.	30,937	1,782,590
		1,873,950

Telecommunications Equipment - 0.4%
American Tower Corp.*	9,800	297,136

Transportation Miscellaneous - 0.3%
United Parcel Service, Inc., Class B	2,600	206,388

Utilities - Cable, Television, & Radio - 0.1%
Cablevision Systems Corp.*	1,400	37,380

Utilities - Electrical - 1.4%
Cleco Corp.	18,700	417,571
Hawaiian Electric Industries, Inc.	2,500	67,825
IDACORP, Inc.	4,200	136,584
NiSource, Inc.	4,800	97,056
OGE Energy Corp.	10,700	310,300
		1,029,336

Utilities - Gas Distribution - 2.6%
Energen Corp.	11,400	399,000
Kinder Morgan, Inc.	12,100	1,113,079
Questar Corp.	6,800	476,340
		1,988,419

Utilities - Telecommunications - 3.4%
AT&T, Inc.	61,538	1,663,987
BellSouth Corp.	24,100	835,065
Centennial Communications Corp.	4,400	32,252
		2,531,304

Wholesalers - 0.1%
United Stationers, Inc.*	1,700	90,270

Total Equity Securities (Cost $63,332,347)		74,679,635

U.S. Government Agencies	Principal
and Instrumentalities - 1.7%	Amount	Value
Federal Home Loan Bank Discount Notes, 4/3/06	$1,300,000	$1,299,668

Total U.S. Government Agencies and Instrumentalities
(Cost $1,299,668)		1,299,668

TOTAL INVESTMENTS (Cost $64,632,015) - 101.0%		75,979,303
Other assets and liabilities, net - (1.0%)		(754,834)
Net Assets - 100%		$75,224,469

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,828,796 shares outstanding		$44,508,716
Class B: 490,443 shares outstanding		7,425,760
Class C: 428,540 shares outstanding		6,811,557
Class I: 225,624 shares outstanding		4,219,865
Undistributed net investment income		93,534
Accumulated net realized gain (loss) on investments		817,749
Net unrealized appreciation (depreciation) on investments		11,347,288

Net Assets		$75,224,469

Net Asset Value Per Share
Class A (based on net assets of $54,459,761)		$19.25
Class B (based on net assets of $8,741,669)		$17.82
Class C (based on net assets of $7,668,719)		$17.89
Class I (based on net assets of $4,354,320)		$19.30

See notes to statements of net assets and notes to financial statements.

Notes to Statements of Net Assets

(a)     Affiliated company.

(b)     This security was valued by the Board of Trustees. See note A.

(c)     Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e)     Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)     Interest payments have been deferred until July 1, 2006. At March 31, 2006 accumulated deferred interest totaled $940,770 and includes interest accrued since and due on October 1, 2003.

(h)     Represents rate in effect at March 31, 2006, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of March 31, 2006, the prime rate was 7.75%.

(i)     Restricted securities represent 2.2% of the net assets for Balanced Portfolio, 0.3% for Bond Portfolio, and 0.6% for Equity Portfolio.

(k)     These certificates of deposit are fully insured by agencies of the federal government.

(m)     The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n)     The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

*     Non-income producing security.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	ADR: American Depository Receipt
CA: Collateral Agreement	AMBAC: American Municipal Bond Assurance Corp.
C/LOC: Confirming Letter of Credit	COPs: Certificates of Participation
LOC: Letter of Credit	FGIC: Financial Guaranty Insurance Company
GIC: Guaranteed Investment Contract	FHLB: Federal Home Loan Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
REIT: Real Estate Investment Trust
SPI: Securities Purchase, Inc.
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Balanced Portfolio

Restricted Securities	Acquisition Dates	Cost
Agraquest, Inc., Series B Preferred	02/26/97	$200,001
Agraquest, Inc., Series C Preferred	03/11/98 - 06/27/03	200,000
Agraquest, Inc, Series H Preferred	05/25/2005	161,999
Angels With Attitude LLC	08/28/00 - 04/30/03	200,000
Calvert Social Investment Foundation Notes,
2.17%, 7/1/07	07/01/04	5,016,666
CFBanc Corp.	03/14/03	270,000
CitySoft Note I, 10.00%, 8/31/06	10/15/02	297,877
CitySoft Note II, 10.00%, 8/31/06	09/09/03	32,500
CitySoft Note III, 10.00%, 8/31/06	05/04/04	25,000
CitySoft Note IV, 10.00%, 8/31/06	03/11/05	25,000
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/15/12)	11/22/02	-
(strike price $0.01/share, expires 10/15/12)	05/04/04	-
(strike price $0.01/share, expires 10/15/12)	11/22/02	-
(strike price $0.14/share, expires 10/15/12)	11/22/02	-
(strike price $0.28/share, expires 10/15/12)	11/22/02	-
(strike price $0.01/share, expires 02/28/13)	04/11/03	-
(strike price $0.14/share, expires 02/28/13)	04/11/03	-
(strike price $0.28/share, expires 02/28/13)	04/11/03	-
(strike price $0.01/share, expires 05/31/13)	07/15/03	-
(strike price $0.14/share, expires 05/31/13)	07/15/03	-
(strike price $0.28/share, expires 05/31/13)	07/15/03	-
(strike price $0.01/share, expires 08/31/13)	09/09/03	-
(strike price $0.14/share, expires 08/31/13)	09/09/03	-
(strike price $0.28/share, expires 08/31/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	03/11/05	-
(strike price $0.01/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	05/04/04	-
(strike price $0.14/share, expires 09/4/13)	09/09/03	-
(strike price $0.28/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 11/30/13)	01/16/04	-
(strike price $0.14/share, expires 11/30/13)	01/16/04	-
(strike price $0.28/share, expires 11/30/13)	01/16/04	-
(strike price $0.01/share, expires 4/21/14)	03/11/05	-
Coastal Venture Partners	06/07/96 - 06/22/00	182,251
Commons Capital	02/15/01 - 12/13/04	305,332
Distributed Energy Systems Corp. Warrants
(strike price $2.80/share, expires 12/17/06)
Tranch 1	01/06/04	-
Tranch 2	01/06/04	-
Environmental Private Equity Fund II	12/31/93 - 11/21/97	24,332
First Analysis Private Equity Fund IV	02/25/02 - 07/11/05	340,315
GEEMF Partners	02/28/97	185,003

Balanced Portfolio
Restricted Securities (Cont'd)	Acquisition Dates	Cost
Global Environment Emerging Markets Fund	01/14/94 - 12/01/95	$814,997
H2Gen Innovations Common Stock	11/04/04	-
H2Gen Innovations, Inc., Series A Preferred	12/30/02	251,496
H2Gen Innovations, Inc., Series A Preferred, Warrants
(strike price $1.00/share, expires 1/1/12)	11/07/02	-
H2Gen Innovations, Inc., Series B Preferred	11/06/03 - 10/21/04	161,759
H2Gen Innovations, Inc., Series B Preferred, Warrants
(strike price $1.00/share, expires 10/31/13)	11/06/03 - 02/02/04	-
Hambrecht & Quist Environmental Technology Fund	08/11/89 - 08/10/94	254,513
Hayes Medical Common Stock	01/31/97 - 07/22/99	504,331
Hayes Medical Series A-1 Preferred Stock	08/19/05	4,331
Hayes Medical Series B Preferred Stock	08/19/05-02/10/06	139,958
Hayes Medical Series C Preferred Stock	08/19/05-02/10/06	120,672
Inflabloc	12/29/03	261,945
Infrastructure and Environmental Private Equity Fund III	04/16/97 - 02/12/01	521,953
KDM Development Corp., 2.41%, 12/31/07	11/03/99	715,400
Labrador Ventures III	08/11/98 - 04/02/01	360,875
Labrador Ventures IV	12/14/99 - 06/27/05	826,683
Milepost Ventures	05/27/98 - 04/23/02	500,000
Neighborhood Bancorp	06/25/97	100,000
New Markets Growth Fund LLC	01/08/03 - 06/20/05	150,000
Pharmadigm, Inc.	07/05/96 - 06/18/97	238,055
Plethora Technology Series A Preferred Stock	04/29/05-05/13/05	701,835
Plethora Technology Common Warrants
(strike price $0.01/share, expires 4/29/15)	6/23/03-2/10/04	75,360
Poland Partners	04/13/94 - 07/23/01	-
ProFund International SA, Common	08/29/95 - 05/25/99	7,500
ProFund International SA, Preferred	01/12/96 - 09/09/03	100,982
Seventh Generation, Inc.	04/12/02 - 05/06/03	230,500
SMARTTHINKING, Inc., Series 1-A,
Convertible Preferred	04/22/03 - 05/27/05	159,398
SMARTTHINKING, Inc., Series 1-B,
Convertible Preferred	06/10/03	250,000
SMARTTHINKING, Inc., Series 1-B Preferred Warrants
(strike price $0.01, expires 5/26/2015)	05/27/05	-
Solstice Capital	06/26/01 - 03/28/06	360,526
Utah Ventures	11/17/97 - 02/05/03	867,581
Venture Strategy Partners	08/21/98 - 02/26/03	206,058
Wild Planet Toys, Inc., Series B Preferred	07/12/94	200,000
Wild Planet Toys, Inc., Series E Preferred	04/09/98	180,725
Wind Harvest Co., Inc. Series A Preferred	05/16/94	100,000

Equity Portfolio
Restricted Securities	Acquisition Dates	Cost
20/20 Gene Systems, Inc.:
8.00%, 6/30/07	08/29/03	$250,000
Warrants (strike price $0.01/share, expires 8/27/13)	08/29/03	14,700
Calvert Social Investment Foundation Notes,
3.00%, 7/1/06	07/01/03-07/01/04	6,800,000
China Environment Fund 2004 LP	09/15/05-03/17/06	62,578
Chesapeake PERL, Inc.:
Common Warrants (strike price $2.00/share, expires 4/1/09)	05/17/05	--
Series A-2, Preferred	07/30/04	300,000
Cylex, Inc.:
Common Warrants (strike price $0.0412/share, expires 11/12/13)	06/30/04	13,525
Series A-1, Preferred	06/30/04	335,750
Series B, Preferred	06/30/04	211,775
H2Gen Innovations, Inc.:
Common Stock	11/04/04	--
Common Warrants (strike price $1.00/share, expires 10/31/13)	11/04/04	--
Series A, Preferred	11/04/04	251,496
Series A, Preferred Warrants (strike price $1.00/share, expires 1/1/12)	11/04/04	--
Series B, Preferred	10/21/04-10/27/04	161,759
PowerZyme, Inc., Series D, Preferred	07/22/04	500,000
SEAF India International Growth Fund LLC	03/22/05-05/11/05	150,000
Sustainable Jobs Fund II LP	02/14/06	50,000

Bond Portfolio
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/06	07/01/03	$1,050,000

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2006

	Money
	Market	Balanced	Bond
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$3,517,144	$5,616,532	$8,247,294
Dividend income (net of foreign taxes withheld
of $0, $1,569, and $1,561, respectively)	--	2,968,997	336,862
Total investment income	3,517,144	8,585,529	8,584,156

Expenses:
Investment advisory fee	243,858	1,220,639	597,637
Transfer agency fees and expenses	209,065	544,114	328,264
Administrative fees	162,572	795,582	473,523
Distribution Plan expenses:
Class A	--	616,452	263,780
Class B	--	144,204	92,742
Class C	--	131,138	102,207
Trustees' fees and expenses	15,062	58,382	32,761
Custodian fees	12,805	67,202	47,164
Registration fees	10,312	23,580	28,054
Reports to shareholders	32,617	112,974	40,134
Professional fees	12,784	30,507	17,178
Miscellaneous	30,867	112,338	33,054
Total expenses	729,942	3,857,112	2,056,498
Reimbursement from Advisor:
Class O	(16,991)	--	--
Class I	--	(4,371)	--
Fees paid indirectly	(9,637)	(22,762)	(20,422)
Net expenses	703,314	3,829,979	2,036,076

Net Investment Income	2,813,830	4,755,550	6,548,080

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(505)	12,972,982	69,857
Foreign currency transactions	--	(71)	(44)
Futures	--	(731,376)	(1,429,933)
	(505)	12,241,535	(1,360,120)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	--	2,823,568	(4,563,396)
Assets and liabilities denominated in foreign currencies	--	(90)	(90)
Futures	--	234,847	163,248
	--	3,058,325	(4,400,238)

Net Realized and Unrealized
Gain (Loss) on Investments	(505)	15,299,860	(5,760,358)

Increase (Decrease) in Net Assets
Resulting From Operations	$2,813,325	$20,055,410	$787,722

Statements of Operations
Six Months Ended March 31, 2006

		Enhanced
	Equity	Equity
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$490,917	$1,756
Dividend income	6,583,215	615,740
Total investment income	7,074,132	617,496

Expenses:
Investment advisory fee	3,101,313	216,509
Transfer agency fees and expenses	1,230,508	80,504
Administrative fees	1,170,449	53,483
Distribution Plan expenses:
Class A	1,108,801	66,530
Class B	523,244	44,999
Class C	543,411	36,857
Trustees' fees and expenses	118,568	6,657
Custodian fees	47,150	12,867
Registration fees	36,307	22,299
Reports to shareholders	192,099	14,757
Professional fees	40,564	9,979
Miscellaneous	125,596	12,385
Total expenses	8,238,010	577,826
Reimbursement from Advisor:
Class I	--	(8,245)
Fees waived	--	(36,085)
Fees paid indirectly	(42,344)	(9,533)
Net expenses	8,195,666	523,963

Net Investment Income (Loss)	(1,121,534)	93,533

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	39,614,042	1,785,273
Change in unrealized appreciation or (depreciation)	25,416,292	2,259,650

Net Realized and Unrealized
Gain (Loss) on Investments	65,030,334	4,044,923

Increase (Decrease) in Net Assets
Resulting From Operations	$63,908,800	$4,138,456

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$2,813,830	$3,088,312
Net realized gain (loss)	(505)	(1,269)

Increase (Decrease) in Net Assets
Resulting From Operations	2,813,325	3,087,043

Distributions to shareholders from
Net investment income	(2,807,747)	(3,089,090)

Capital share transactions:
Shares sold	63,718,505	127,234,499
Reinvestment of distributions	2,756,744	3,019,563
Shares redeemed	(62,696,420)	(139,950,325)
Total capital share transactions	3,778,829	(9,696,263)

Total Increase (Decrease) in Net Assets	3,784,407	(9,698,310)

Net Assets
Beginning of period	160,217,838	169,916,148
End of period (including undistributed net investment income of $14,990 and $8,907, respectively.)	$164,002,245	$160,217,838

Capital Share Activity
Shares sold	63,718,178	127,234,384
Reinvestment of distributions	2,756,744	3,019,563
Shares redeemed	(62,696,420)	(139,950,325)
Total capital share activity	3,778,502	(9,696,378)

Balanced Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	4,755,550	$8,377,868
Net realized gain (loss)	12,241,535	24,633,280
Change in net unrealized appreciation or (depreciation)	3,058,325	17,770,092

Increase (Decrease) in Net Assets
Resulting From Operations	20,055,410	50,781,240

Distributions to shareholders from
Net investment income:
Class A Shares	(4,026,495)	(7,319,170)
Class B Shares	(84,825)	(121,583)
Class C Shares	(84,110)	(118,725)
Class I Shares	(10,384)	(13,510)
Total distributions	(4,205,814)	(7,572,988)

Capital share transactions:
Shares sold:
Class A Shares	22,971,698	67,015,343
Class B Shares	1,756,908	4,708,898
Class C Shares	2,595,911	5,789,432
Class I Shares	--	1,000,000
Reinvestment of distributions:
Class A Shares	3,744,522	6,821,499
Class B Shares	74,425	107,216
Class C Shares	66,402	96,656
Class I Shares	10,385	13,510
Redemption Fees:
Class A Shares	4,144	6,562
Class B Shares	3	--
Class C Shares	69	--
Shares redeemed:
Class A Shares	(26,981,958)	(81,484,063)
Class B Shares	(1,920,333)	(3,154,737)
Class C Shares	(2,414,474)	(3,582,699)
Class I Shares	(20,000)	(35,000)
Total capital share transactions	(112,298)	(2,697,383)

Total Increase (Decrease) in Net Assets	15,737,298	40,510,869

Net Assets
Beginning of period	573,424,435	532,913,566
End of period (including undistributed net investment income and distributions in excess of net investment income of $90,999 and $458,737, respectively.)	$589,161,733	$573,424,435

Balanced Portfolio
Statements of Changes in Net Assets

Balanced Portfolio (Cont'd)

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	801,841	2,434,440
Class B Shares	61,674	173,616
Class C Shares	91,989	215,155
Class I Shares	--	36,404
Reinvestment of distributions:
Class A Shares	129,302	247,707
Class B Shares	2,586	3,929
Class C Shares	2,329	3,577
Class I Shares	357	487
Shares redeemed:
Class A Shares	(940,079)	(2,962,145)
Class B Shares	(67,552)	(115,722)
Class C Shares	(85,722)	(132,780)
Class I Shares	(720)	(1,231)
Total capital share activity	(3,995)	(96,563)

Bond Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$6,548,080	$7,265,407
Net realized gain (loss)	(1,360,120)	6,743,570
Change in net unrealized appreciation or (depreciation)	(4,400,238)	(2,421,085)

Increase (Decrease) in Net Assets
Resulting From Operations	787,722	11,587,892

Distributions to shareholders from
Net investment income:
Class A Shares	(5,087,472)	(5,951,620)
Class B Shares	(268,332)	(370,517)
Class C Shares	(305,791)	(333,980)
Class I Shares	(859,359)	(686,336)
Net realized gain:
Class A Shares	(4,707,247)	(4,971,041)
Class B Shares	(343,184)	(502,129)
Class C Shares	(373,442)	(391,255)
Class I shares	(630,977)	(513,303)
Total distributions	(12,575,804)	(13,720,181)

Capital share transactions:
Shares sold:
Class A Shares	82,286,181	94,693,932
Class B Shares	1,751,180	3,724,200
Class C Shares	5,434,553	8,153,394
Class I Shares	26,256,722	21,360,132
Reinvestment of distributions:
Class A Shares	8,429,523	9,326,059
Class B Shares	484,874	669,666
Class C Shares	469,158	512,874
Class I Shares	1,270,102	1,136,638
Redemption Fees
Class A Shares	3,924	4,889
Class B Shares	106	20
Class C Shares	6	1
Class I Shares	--	1
Shares redeemed:
Class A Shares	(26,370,059)	(37,488,177)
Class B Shares	(2,020,878)	(3,273,463)
Class C Shares	(2,226,225)	(2,388,981)
Class I Shares	(4,979,968)	(10,318,779)
Total capital share transactions	90,789,199	86,112,406

Total Increase (Decrease) In Net Assets	79,001,117	83,980,117

Net Assets
Beginning of period	304,509,058	220,528,941
End of period (including undistributed net investment income of $143,903 and $116,777, respectively.)	$383,510,175	$304,509,058

Bond Portfolio
Statements of Changes in Net Assets

Bond Portfolio (Cont'd)

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	5,175,168	5,849,097
Class B Shares	110,494	231,341
Class C Shares	344,257	506,345
Class I Shares	1,653,882	1,318,309

Reinvestment of distributions:
Class A Shares	532,417	580,686
Class B Shares	30,768	41,926
Class C Shares	29,801	32,131
Class I Shares	80,246	70,744
Shares redeemed:
Class A Shares	(1,659,216)	(2,315,670)
Class B Shares	(127,814)	(203,350)
Class C Shares	(141,019)	(148,614)
Class I Shares	(313,276)	(640,251)
Total capital share activity	5,715,708	5,322,694

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($1,121,534)	($137,931)
Net realized gain (loss)	39,614,042	38,626,683
Change in net unrealized appreciation or (depreciation)	25,416,292	81,066,598

Increase (Decrease) in Net Assets
Resulting From Operations	63,908,800	119,555,350

Distributions to shareholders from
Net realized gain:
Class A Shares	(14,503,159)	--
Class B Shares	(1,866,742)	--
Class C Shares	(2,070,445)	--
Class I shares	(2,211,269)	--
Total distributions	(20,651,615)	--

Capital share transactions:
Shares sold:
Class A Shares	100,979,349	209,392,150
Class B Shares	3,395,378	8,843,231
Class C Shares	8,723,461	21,111,203
Class I Shares	29,618,431	80,048,726
Reinvestment of distributions:
Class A Shares	13,424,991	--
Class B Shares	1,602,753	--
Class C Shares	1,604,067	--
Class I Shares	2,175,397	--
Redemption Fees:
Class A Shares	6,443	22,908
Class B Shares	104	535
Class C Shares	95	54
Shares issued from merger (see Note A):
Class A Shares	--	17,977,848
Class B Shares	--	19,750,182
Class C Shares	--	6,931,681
Class I Shares	--	316,729
Shares redeemed:
Class A Shares	(74,778,361)	(150,307,883)
Class B Shares	(8,232,152)	(19,892,846)
Class C Shares	(9,466,566)	(17,431,629)
Class I Shares	(24,218,176)	(52,828,409)
Total capital share transactions	44,835,214	123,934,480

Total Increase (Decrease) in Net Assets	88,092,399	243,489,830

Net Assets
Beginning of period	1,205,064,176	961,574,346
End of period (including net investment loss of $1,121,534 and $0, respectively)	$1,293,156,575	$1,205,064,176

Equity Portfolio
Statements of Changes in Net Assets

Equity Portfolio (Cont'd)

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	2,815,283	6,156,949
Class B Shares	102,200	279,313
Class C Shares	281,555	713,748
Class I Shares	803,043	2,286,950
Reinvestment of distributions:
Class A Shares	374,790	--
Class B Shares	48,349	--
Class C Shares	51,845	--
Class I Shares	58,938	--
Shares issued from merger (see Note A):
Class A shares	--	541,818
Class B Shares	--	637,378
Class C Shares	--	239,520
Class I Shares	--	9,307
Shares redeemed:
Class A Shares	(2,086,809)	(4,409,408)
Class B Shares	(248,058)	(626,005)
Class C Shares	(306,322)	(585,706)
Class I Shares	(653,579)	(1,507,553)
Total capital share activity	1,241,235	3,736,311

See notes to financial statements.

Enhanced Equity Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$93,533	$326,945
Net realized gain (loss)	1,785,273	4,134,578
Net increase from payment by affiliate	--	132,790
Change in net unrealized appreciation or (depreciation)	2,259,650	2,881,760

Increase (Decrease) in Net Assets
Resulting From Operations	4,138,456	7,476,073

Distributions to shareholders from:
Net investment income:
Class A Shares	(183,283)	(229,992)
Class I Shares	(6,294)	--
Net realized gain:
Class A Shares	(1,550,349)	--
Class B Shares	(286,135)	--
Class C Shares	(231,961)	--
Class I shares	(55,983)	--
Total distributions	(2,314,005)	(229,992)

Capital share transactions:
Shares sold:
Class A Shares	4,775,653	11,932,812
Class B Shares	470,040	946,055
Class C Shares	800,165	1,919,624
Class I Shares	3,132,733	1,236,213
Reinvestment of distributions:
Class A Shares	1,524,500	210,841
Class B Shares	248,186	--
Class C Shares	187,221	--
Class I Shares	62,278	--
Redemption Fees:
Class A Shares	822	620
Class C Shares	2	--
Shares redeemed:
Class A Shares	(7,811,820)	(18,494,141)
Class B Shares	(1,227,415)	(1,136,653)
Class C Shares	(828,801)	(1,264,220)
Class I Shares	(184,836)	(27,132)
Total capital share transactions	1,148,728	(4,675,981)

Total Increase (Decrease) in Net Assets	2,973,179	2,570,100

Net Assets
Beginning of period	72,251,290	69,681,190
End of period (including undistributed net investment income of $93,534, and $189,578, respectively)	$75,224,469	$72,251,290

Enhanced Equity Portfolio (Cont'd)

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	252,991	662,991
Class B Shares	26,955	56,599
Class C Shares	45,378	114,464
Class I Shares	165,568	67,949
Reinvestment of distributions:
Class A Shares	81,311	11,509
Class B Shares	14,305	--
Class C Shares	10,748	--
Class I Shares	3,319	--
Shares redeemed:
Class A Shares	(416,732)	(1,020,792)
Class B Shares	(69,580)	(67,524)
Class C Shares	(47,333)	(74,571)
Class I Shares	(9,726)	(1,486)
Total capital share activity	57,204	(250,861)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity (formerly Managed Index). Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series is accounted for separately. Money Market shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

On January 21, 2005, the net assets of the Delaware Social Awareness Fund merged into the Calvert Social Investment Fund's Equity Portfolio. The merger was accomplished by a tax-free exchange of 541,818 Class A, 637,378 Class B, 239,520 Class C, and 9,307 Class I shares of the Equity Portfolio (valued at $17,977,848, $19,750,182, $6,931,681, and $316,729 respectively) for 1,685,375 Class A, 1,971,291 Class B, 691,550 Class C, and 29,075 Class I shares of the Social Awareness Fund outstanding at January 21, 2005. The Social Awareness Fund's net assets as of January 21, 2005, including $10,927,963 of unrealized appreciation and $299,852 of net realized gain, were combined with those of the Equity Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were fair valued in good faith under the direction of the Board of Trustees as of March 31, 2006:

	Total Investments	% of Net Assets
Balanced	$13,202,280	2.2%
Bond	1,035,111	0.3%
Equity	7,844,716	0.6%

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the

Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within five days for all Class I shares). The redemption fee is paid to the Portfolio and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's and transfer agent's fees are paid indirectly by credits earned on each Portfolio's cash on deposit with the banks. These credits are used to reduce the Portfolios' expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond	.35%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $500 Million	.60%
Over $500 Million	.55%

Under the terms of the agreement $41,933, $210,784, $112,615, $545,087, and $31,652 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. In addition, $34,864, $137,996, $80,213, $236,324, and $19,842 was payable at period end for operating expenses paid by the Advisor during March 2006 for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. For the six months ended March 31, 2006, the Advisor waived $36,085 of its fee in Enhanced Equity.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007 for Money Market, Balanced Class I and Enhanced Equity Class B, C and I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; and for Enhanced Equity, 2.50% for Class B and Class C and .81% for Class I.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Balanced, Bond and Equity, respectively. The expenses paid may not exceed .25%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Enhanced Equity. Class I for Balanced, Bond, Equity and Enhanced Equity do not have Distribution Plan expenses. Under the terms of the agreement $154,317, $83,441, $378,905 and $25,415 was payable at period end for Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the six months ended March 31, 2006: $109,951 for Balanced, $84,144 for Bond, $152,181 for Equity and $14,464 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Under the terms of the agreement $13,931, $18,110, $9,955, $36,512, and $2,563 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

For its services, CSSI received fees of $87,127, $111,064, $56,633, $217,823, and $15,285 for the six months ended March 31, 2006 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, & C)	.30%
Bond (Class I)	.10%
Equity (Class A, B, & C)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Under the terms of the agreement $27,955, $137,484, $88,224, $205,589, and $9,324 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

On December 2, 2005, shareholders approved the reorganization of several Calvert Fund Boards. As a result of this reorganization, Trustees now oversee additional portfolios. Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 ($23,000 prior to December 2, 2005) plus a meeting fee of $2,000 ($1,000 prior to December 2, 2005) for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Kirkpatrick & Lockhart Nicholson Graham LLP ("K&LNG") served as Fund counsel through December 2005; the Fund's Secretary was an affiliate of this firm. Payments by the Fund to K&LNG during the reporting period were $37,517.

In November 2005, the Advisor contributed $132,790 to the Enhanced Equity Portfolio to reimburse the effect of a fee waiver for the period ended September 30, 2005. This transaction was deemed a "payment by affiliate."

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were:

				Enhanced
	Balanced	Bond	Equity	Equity
Purchases:	$222,431,166	$324,490,537	$245,097,230	$15,835,427
Sales:	222,271,638	259,968,838	205,841,282	16,560,432

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2006, and net realized capital loss carryforwards as of September 30, 2005 with expiration dates:

	Money
	Market	Balanced	Bond
Federal income tax cost of investments	$162,819,727	$547,404,086	$392,623,135
Unrealized appreciation	--	64,907,650	1,293,334
Unrealized (depreciation)	--	(25,576,363)	(9,986,604)
Net appreciation/(depreciation)	--	39,331,287	(8,693,270)

		Enhanced
	Equity	Equity
Federal income tax cost of investments	$1,042,213,727	$65,016,765
Unrealized appreciation	260,710,947	13,150,133
Unrealized (depreciation)	(12,344,510)	(2,187,595)
Net appreciation/(depreciation)	248,366,437	10,962,538

Capital Loss Carryforwards

	Money
Expiration Date	Market	Balanced	Equity
30-Sep-08	$41,585	--	--
30-Sep-10	14,601	--	$3,059,607
30-Sep-11	6,847	$33,032,362	2,870,948
30-Sep-12	--	--	--
30-Sep-13	6,183	--	--
	$69,216	$33,032,362	$5,930,555

Capital losses may be utilized to offset current and future capital gains until expiration.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2006, purchases and sales transactions were:

	Money
	Market	Bond
Purchases	$65,465,000	$40,489,987
Sales	33,050,000	3,625,000

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Bond Portfolio had $483,787 of outstanding borrowing at an interest rate of 5.375% at March 31, 2006. For the six months ended March 31, 2006, borrowings by the Portfolios under the Agreement were as follows:

		Weighted	Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$700	4.69%	$127,391	December 2005
Bond	204,942	4.74%	7,267,737	December 2005
Equity	94,314	4.40%	6,452,351	October 2005

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:

Affiliates	Cost	Value
Angels With Attitude LP	$200,000	$125,123
GEEMF Partners LP	185,003	494,187
Milepost Ventures LP	500,000	1
Plethora Technology, Inc.	701,835	526,377
TOTALS	$1,842,928	$1,120,228

Note F -- Other

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios' investment in these securities. The aggregate amount of the future capital commitments totals $990,000 and $1,237,422 for the Balanced and Equity Portfolios, respectively, at March 31, 2006.

Money Market Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.017	.019	.004
Distributions from
Net investment income	(0.17)	(.019)	(.004)

Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.74%	1.94%	.44%
Ratios to average net assets: A
Net investment income	3.46% (a)	1.91%	.44%
Total expenses	.90% (a)	.91%	.91%
Expenses before offsets	.88% (a)	.88%	.88%
Net expenses	.87% (a)	.87%	.87%
Net assets, ending (in thousands)	$164,002	$160,218	$169,916

		Years Ended
	September 30,	September 30,	September 30,
	2003	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.006	.015	.045
Distributions from
Net investment income	(.006)	(.015)	(.045)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.63%	1.49%	4.63%
Ratios to average net assets: A
Net investment income	.63%	1.48%	4.52%
Total expenses	.90%	.89%	.84%
Expenses before offsets	.88%	.88%	.84%
Net expenses	.87%	.87%	.83%
Net assets, ending (in thousands)	$181,788	$192,680	$206,061

Balanced Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2006	2005	2004
Net asset value, beginning	$28.25	$26.13	$24.35
Income from investment operations
Net investment income	.25	.44	.36
Net realized and unrealized gain (loss)	.76	2.08	1.77
Total from investment operations	1.01	2.52	2.13
Distributions from
Net investment income	(.22)	(.40)	(.35)
Total distributions	(.22)	(.40)	(.35)
Total increase (decrease) in net asset value	0.79	2.12	1.78
Net asset value, ending	$29.04	$28.25	$26.13

Total return*	3.58%	9.68%	8.77%
Ratios to average net assets: A
Net investment income	1.73% (a)	1.59%	1.37%
Total expenses	1.24% (a)	1.22%	1.25%
Expenses before offsets	1.24% (a)	1.22%	1.25%
Net expenses	1.24% (a)	1.21%	1.25%
Portfolio turnover	40%	83%	106%
Net assets, ending (in thousands)	$531,901	$517,840	$486,255

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$21.44	$24.48	$33.23
Income from investment operations
Net investment income	.38	.56	.84
Net realized and unrealized gain (loss)	2.87	(3.04)	(6.37)
Total from investment operations	3.25	(2.48)	(5.53)
Distributions from
Net investment income	(.34)	(.56)	(.82)
Net realized gains	--	--	(2.40)
Total distributions	(.34)	(.56)	(3.22)
Total increase (decrease) in net asset value	2.91	(3.04)	(8.75)
Net asset value, ending	$24.35	$21.44	$24.48

Total return*	15.28%	(10.38%)	(17.74%)
Ratios to average net assets: A
Net investment income	1.67%	2.23%	2.98%
Total expenses	1.25%	1.25%	1.20%
Expenses before offsets	1.25%	1.25%	1.20%
Net expenses	1.24%	1.25%	1.19%
Portfolio turnover	175%	192%	214%
Net assets, ending (in thousands)	$480,201	$458,947	$532,008

Balanced Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2006	2005	2004
Net asset value, beginning	$28.05	$25.94	$24.18
Income from investment operations
Net investment income	.11	.17	.11
Net realized and unrealized gain (loss)	.75	2.06	1.74
Total from investment operations	.86	2.23	1.85
Distributions from
Net investment income	(.08)	(.12)	(.09)
Total distributions	(.08)	(.12)	(.09)
Total increase (decrease) in net asset value	0.78	2.11	1.76
Net asset value, ending	$28.83	$28.05	$25.94

Total return*	3.08%	8.62%	7.63%
Ratios to average net assets: A
Net investment income	.78% (a)	.60%	.34%
Total expenses	2.19% (a)	2.20%	2.27%
Expenses before offsets	2.19% (a)	2.20%	2.27%
Net expenses	2.18% (a)	2.20%	2.26%
Portfolio turnover	40%	83%	106%
Net assets, ending (in thousands)	$29,287	$28,592	$24,839

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$21.31	$24.33	$33.02
Income from investment operations
Net investment income	.13	.29	.56
Net realized and unrealized gain (loss)	2.86	(3.01)	(6.32)
Total from investment operations	2.99	(2.72)	(5.76)
Distributions from
Net investment income	(.12)	(.30)	(.53)
Net realized gains	--	--	(2.40)
Total distributions	(.12)	(.30)	(2.93)
Total increase (decrease) in net asset value	2.87	(3.02)	(8.69)
Net asset value, ending	$24.18	$21.31	$24.33

Total return*	14.06%	(11.31%)	(18.54%)
Ratios to average net assets: A
Net investment income	.55%	1.17%	1.95%
Total expenses	2.34%	2.31%	2.22%
Expenses before offsets	2.34%	2.31%	2.22%
Net expenses	2.34%	2.31%	2.20%
Portfolio turnover	175%	192%	214%
Net assets, ending (in thousands)	$19,670	$14,805	$14,361

Balanced Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2006	2005	2004
Net asset value, beginning	$27.79	$25.70	$23.95
Income from investment operations
Net investment income	.12	.18	.12
Net realized and unrealized gain (loss)	.74	2.04	1.73
Total from investment operations	.86	2.22	1.85
Distributions from
Net investment income	(.09)	(.13)	(.10)
Total distributions	(.09)	(.13)	(.10)
Total increase (decrease) in net asset value	0.77	2.09	1.75
Net asset value, ending	$28.56	$27.79	$25.70

Total return*	3.09%	8.67%	7.71%
Ratios to average net assets: A
Net investment income	.84% (a)	.65%	.39%
Total expenses	2.14% (a)	2.16%	2.22%
Expenses before offsets	2.14% (a)	2.16%	2.22%
Net expenses	2.13% (a)	2.15%	2.22%
Portfolio turnover	40%	83%	106%
Net assets, ending (in thousands)	$26,944	$25,980	$21,819

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$21.12	$24.10	$32.74
Income from investment operations
Net investment income	.13	.29	.56
Net realized and unrealized gain (loss)	2.82	(2.96)	(6.29)
Total from investment operations	2.95	(2.67)	(5.73)
Distributions from
Net investment income	(.12)	(.31)	(.51)
Net realized gains	--	--	(2.40)
Total distributions	(.12)	(.31)	(2.91)
Total increase (decrease) in net asset value	2.83	(2.98)	(8.64)
Net asset value, ending	$23.95	$21.12	$24.10

Total return*	14.02%	(11.25%)	(18.60%)
Ratios to average net assets: A
Net investment income	.59%	1.20%	1.98%
Total expenses	2.31%	2.29%	2.19%
Expenses before offsets	2.31%	2.29%	2.19%
Net expenses	2.30%	2.28%	2.18%
Portfolio turnover	175%	192%	214%
Net assets, ending (in thousands)	$16,585	$12,626	$12,889

Balanced Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	June 30,
Class I Shares	2006	2005 (x)	2003 (y)
Net asset value, beginning	$28.38	$27.47	$21.33
Income from investment operations
Net investment income	.32	.41	.38
Net realized and unrealized gain (loss)	.77	.87	2.49
Total from investment operations	1.09	1.28	2.87
Distributions from
Net investment income	(.30)	(.37)	(.33)
Total distributions	(.30)	(.37)	(.33)
Total increase (decrease) in net asset value	0.79	.91	2.54
Net asset value, ending	$29.17	$28.38	$23.87

Total return*	3.83%	4.71%	13.63%
Ratios to average net assets: A
Net investment income	2.24% (a)	1.94% (a)	2.25%
Total expenses	1.60% (a)	1.28% (a)	.72%
Expenses before offsets	.73% (a)	.72% (a)	.72%
Net expenses	.72% (a)	.72% (a)	.72%
Portfolio turnover	40%	70%	140%
Net assets, ending (in thousands)	$1,030	$1,012	$0

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000
Net asset value, beginning	$24.35	$33.10	$32.13
Income from investment operations
Net investment income	.68	.94	.88
Net realized and unrealized gain (loss)	(3.01)	(6.31)	3.12
Total from investment operations	(2.33)	(5.37)	4.00
Distributions from
Net investment income	(.69)	(.98)	(.99)
Net realized gains	--	(2.40)	(2.04)
Total distributions	(.69)	(3.38)	(3.03)
Total increase (decrease) in net asset value	(3.02)	(8.75)	.97
Net asset value, ending	$21.33	$24.35	$33.10

Total return*	(9.87%)	(17.33%)	12.97%
Ratios to average net assets: A
Net investment income	2.77%	3.55%	2.97%
Total expenses	.72%	.67%	.71%
Expenses before offsets	.72%	.67%	.71%
Net expenses	.71%	.66%	.69%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$26,612	$29,399	$49,530

Bond Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2006	2005	2004
Net asset value, beginning	$16.18	$16.33	$16.29
Income from investment operations
Net investment income	.30	.47	.45
Net realized and unrealized gain (loss)	(.25)	.32	.48
Total from investment operations	.05	.79	.93
Distributions from
Net investment income	(.30)	(.48)	(.45)
Net realized gains	(.30)	(.46)	(.44)
Total distributions	(.60)	(.94)	(.89)
Total increase (decrease) in net asset value	(.55)	(.15)	.04
Net asset value, ending	$15.63	$16.18	$16.33

Total return*	0.29%	5.05%	5.97%
Ratios to average net assets: A
Net investment income	3.87% (a)	3.00%	2.82%
Total expenses	1.17% (a)	1.16%	1.19%
Expenses before offsets	1.17% (a)	1.16%	1.19%
Net expenses	1.16% (a)	1.16%	1.18%
Portfolio turnover	96%	161%	244%
Net assets, ending (in thousands)	$292,624	$237,396	$172,470

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$15.80	$16.38	$15.38
Income from investment operations
Net investment income	.58	.80	1.01
Net realized and unrealized gain (loss)	.67	(.01)	.99
Total from investment operations	1.25	.79	2.00
Distributions from
Net investment income	(.56)	(.82)	(1.00)
Net realized gains	(.20)	(.55)	--
Total distributions	(.76)	(1.37)	(1.00)
Total increase (decrease) in net asset value	.49	(.58)	1.00
Net asset value, ending	$16.29	$15.80	$16.38

Total return*	8.20%	5.18%	13.46%
Ratios to average net assets: A
Net investment income	3.62%	5.07%	6.32%
Total expenses	1.18%	1.19%	1.19%
Expenses before offsets	1.18%	1.19%	1.19%
Net expenses	1.17%	1.18%	1.17%
Portfolio turnover	395%	607%	955%
Net assets, ending (in thousands)	$148,791	$128,077	$96,736

Bond Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2006	2005	2004
Net asset value, beginning	$16.11	$16.27	$16.22
Income from investment operations
Net investment income	.23	.32	.31
Net realized and unrealized gain (loss)	(.25)	.31	.49
Total from investment operations	(.02)	.63	.80
Distributions from
Net investment income	(.23)	(.33)	(.31)
Net realized gains	(.30)	(.46)	(.44)
Total distributions	(.53)	(.79)	(.75)
Total increase (decrease) in net asset value	(.55)	(.16)	.05
Net asset value, ending	$15.56	$16.11	$16.27

Total return*	(0.16%)	4.03%	5.11%
Ratios to average net assets: A
Net investment income	2.91% (a)	2.03%	1.93%
Total expenses	2.11% (a)	2.11%	2.09%
Expenses before offsets	2.11% (a)	2.11%	2.09%
Net expenses	2.10% (a)	2.10%	2.08%
Portfolio turnover	96%	161%	244%
Net assets, ending (in thousands)	$18,133	$18,559	$17,605

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$15.75	$16.32	$15.33
Income from investment operations
Net investment income	.43	.65	.85
Net realized and unrealized gain (loss)	.66	--	.98
Total from investment operations	1.09	.65	1.83
Distributions from
Net investment income	(.42)	(.67)	(.84)
Net realized gains	(.20)	(.55)	--
Total distributions	(.62)	(1.22)	(.84)
Total increase (decrease) in net asset value	.47	(.57)	.99
Net asset value, ending	$16.22	$15.75	$16.32

Total return*	7.13%	4.26%	12.31%
Ratios to average net assets: A
Net investment income	2.70%	4.10%	5.21%
Total expenses	2.08%	2.13%	2.19%
Expenses before offsets	2.08%	2.13%	2.19%
Net expenses	2.07%	2.12%	2.17%
Portfolio turnover	395%	607%	955%
Net assets, ending (in thousands)	$18,860	$14,305	$8,046

Bond Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2006	2005	2004
Net asset value, beginning	$16.09	$16.25	$16.21
Income from investment operations
Net investment income	.23	.34	.31
Net realized and unrealized gain (loss)	(.25)	.30	.48
Total from investment operations	(.02)	.64	.79
Distributions from
Net investment income	(.23)	(.34)	(.31)
Net realized gains	(.30)	(.46)	(.44)
Total distributions	(.53)	(.80)	(.75)
Total increase (decrease) in net asset value	(.55)	(.16)	.04
Net asset value, ending	$15.54	$16.09	$16.25

Total return*	(0.14%)	4.09%	5.06%
Ratios to average net assets: A
Net investment income	3.01% (a)	2.13%	1.94%
Total expenses	2.03% (a)	2.04%	2.07%
Expenses before offsets	2.03% (a)	2.04%	2.07%
Net expenses	2.01% (a)	2.03%	2.06%
Portfolio turnover	96%	161%	244%
Net assets, ending (in thousands)	$22,241	$19,276	$13,130

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$15.73	$16.30	$15.31
Income from investment operations
Net investment income	.43	.63	.84
Net realized and unrealized gain (loss)	.67	.01	.96
Total from investment operations	1.10	.64	1.80
Distributions from
Net investment income	(.42)	(.66)	(.81)
Net realized gains	(.20)	(.55)	--
Total distributions	(.62)	(1.21)	(.81)
Total increase (decrease) in net asset value	.48	(.57)	.99
Net asset value, ending	$16.21	$15.73	$16.30

Total return*	7.21%	4.24%	12.06%
Ratios to average net assets: A
Net investment income	2.71%	4.07%	5.10%
Total expenses	2.07%	2.13%	2.38%
Expenses before offsets	2.07%	2.13%	2.38%
Net expenses	2.06%	2.12%	2.36%
Portfolio turnover	395%	607%	955%
Net assets, ending (in thousands)	$11,320	$9,278	$3,524

Bond Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$16.18	$16.33	$16.29
Income from investment operations
Net investment income	.34	.57	.55
Net realized and unrealized gain (loss)	(.24)	.31	.48
Total from investment operations	.10	.88	1.03
Distributions from
Net investment income	(.34)	(.57)	(.55)
Net realized gains	(.30)	(.46)	(.44)
Total distributions	(.64)	(1.03)	(.99)
Total increase (decrease) in net asset value	(.54)	(.15)	.04
Net asset value, ending	$15.64	$16.18	$16.33

Total return*	0.60%	5.63%	6.62%
Ratios to average net assets: A
Net investment income	4.46% (a)	3.57%	3.41%
Total expenses	.59% (a)	.61%	.61%
Expenses before offsets	.59% (a)	.61%	.61%
Net expenses	.58% (a)	.60%	.60%
Portfolio turnover	96%	161%	244%
Net assets, ending (in thousands)	$50,513	$29,278	$17,324

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$15.81	$16.39	$15.39
Income from investment operations
Net investment income	.67	.87	1.11
Net realized and unrealized gain (loss)	.66	.02	.99
Total from investment operations	1.33	.89	2.10
Distributions from
Net investment income	(.65)	(.91)	(1.10)
Net realized gains	(.20)	(.56)	--
Total distributions	(.85)	(1.47)	(1.10)
Total increase (decrease) in net asset value	.48	(.58)	1.00
Net asset value, ending	$16.29	$15.81	$16.39

Total return*	8.74%	5.83%	14.12%
Ratios to average net assets: A
Net investment income	4.14%	5.44%	6.82%
Total expenses	.61%	.69%	1.28%
Expenses before offsets	.61%	.61%	.62%
Net expenses	.60%	.60%	.60%
Portfolio turnover	395%	607%	955%
Net assets, ending (in thousands)	$17,527	$12,764	$1,473

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2006	2005	2004
Net asset value, beginning	$35.38	$31.63	$29.43
Income from investment operations
Net investment income (loss)	(.02)	.03	(.09)
Net realized and unrealized gain (loss)	1.87	3.72	2.29
Total from investment operations	1.85	3.75	2.20
Distributions from
Net realized gains	(.59)	--	--
Total distributions	(.59)	--	--
Total increase (decrease) in net asset value	1.26	3.75	2.20
Net asset value, ending	$36.64	$35.38	$31.63

Total return*	5.27%	11.86%	7.48%
Ratios to average net assets: A
Net investment income (loss)	(.11%) (a)	.08%	(.32%)
Total expenses	1.25% (a)	1.25%	1.25%
Expenses before offsets	1.25% (a)	1.25%	1.25%
Net expenses	1.25% (a)	1.24%	1.24%
Portfolio turnover	17%	31%	17%
Net assets, ending (in thousands)	$930,005	$858,873	$695,472

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$23.84	$27.72	$33.05
Income from investment operations
Net investment income (loss)	(.06)	(.04)	(.02)
Net realized and unrealized gain (loss)	5.67	(2.96)	(3.68)
Total from investment operations	5.61	(3.00)	(3.70)
Distributions from
Net realized gains	(.02)	(.88)	(1.63)
Total increase (decrease) in net asset value	5.59	(3.88)	(5.33)
Net asset value, ending	$29.43	$23.84	$27.72

Total return*	23.56%	(11.58%)	(11.82%)
Ratios to average net assets: A
Net investment income (loss)	(.26%)	(.12%)	(.07%)
Total expenses	1.29%	1.29%	1.26%
Expenses before offsets	1.29%	1.29%	1.26%
Net expenses	1.29%	1.29%	1.24%
Portfolio turnover	29%	28%	43%
Net assets, ending (in thousands)	$530,322	$326,112	$252,068

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2006	2005	2004
Net asset value, beginning	$32.84	$29.61	$27.78
Income from investment operations
Net investment income (loss)	(.16)	(.24)	(.33)
Net realized and unrealized gain (loss)	1.74	3.47	2.16
Total from investment operations	1.58	3.23	1.83
Distributions from
Net realized gains	(.59)	--	--
Total distributions	(.59)	--	--
Total increase (decrease) in net asset value	.99	3.23	1.83
Net asset value, ending	$33.83	$32.84	$29.61

Total return*	4.85%	10.91%	6.59%
Ratios to average net assets: A
Net investment income (loss)	(.94%) (a)	(.77%)	(1.16%)
Total expenses	2.09% (a)	2.09%	2.09%
Expenses before offsets	2.09% (a)	2.09%	2.09%
Net expenses	2.08% (a)	2.09%	2.08%
Portfolio turnover	17%	31%	17%
Net assets, ending (in thousands)	$105,056	$105,189	$86,242

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$22.70	$26.67	$32.17
Income from investment operations
Net investment income (loss)	(.25)	(.24)	(.24)
Net realized and unrealized gain (loss)	5.35	(2.85)	(3.63)
Total from investment operations	5.10	(3.09)	(3.87)
Distributions from
Net realized gains	(.02)	(.88)	(1.63)
Total increase (decrease) in net asset value	5.08	(3.97)	(5.50)
Net asset value, ending	$27.78	$22.70	$26.67

Total return*	22.50%	(12.39%)	(12.71%)
Ratios to average net assets: A
Net investment income (loss)	(1.12%)	(1.02%)	(1.00%)
Total expenses	2.15%	2.19%	2.20%
Expenses before offsets	2.15%	2.19%	2.20%
Net expenses	2.15%	2.19%	2.17%
Portfolio turnover	29%	28%	43%
Net assets, ending (in thousands)	$70,824	$43,091	$30,015

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2006	2005	2004
Net asset value, beginning	$30.68	$27.64	$25.92
Income from investment operations.
Net investment income (loss)	(.13)	(.20)	(.27)
Net realized and unrealized gain (loss)	1.62	3.24	1.99
Total from investment operations	1.49	3.04	1.72
Distributions from
Net realized gains	(.59)	--	--
Total distributions	(.59)	--	--
Total increase (decrease) in net asset value	.90	3.04	1.72
Net asset value, ending	$31.58	$30.68	$27.64

Total return*	4.90%	11.00%	6.64%
Ratios to average net assets: A
Net investment income (loss)	(.87%) (a)	(.69%)	(1.09%)
Total expenses	2.01% (a)	2.01%	2.03%
Expenses before offsets	2.01% (a)	2.01%	2.03%
Net expenses	2.01% (a)	2.01%	2.03%
Portfolio turnover	17%	31%	17%
Net assets, ending (in thousands)	$111,291	$107,305	$86,514

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$21.17	$24.91	$30.13
Income from investment operations.
Net investment income (loss)	(.22)	(.21)	(.22)
Net realized and unrealized gain (loss)	4.99	(2.65)	(3.37)
Total from investment operations	4.77	(2.86)	(3.59)
Distributions from
Net realized gains	(.02)	(.88)	(1.63)
Total increase (decrease) in net asset value	4.75	(3.74)	(5.22)
Net asset value, ending	$25.92	$21.17	$24.91

Total return*	22.56%	(12.34%)	(12.63%)
Ratios to average net assets: A
Net investment income (loss)	(1.06%)	(.96%)	(.94%)
Total expenses	2.10%	2.14%	2.14%
Expenses before offsets	2.10%	2.14%	2.14%
Net expenses	2.09%	2.13%	2.11%
Portfolio turnover	29%	28%	43%
Net assets, ending (in thousands)	$61,897	$37,109	$26,455

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$36.40	$32.36	$29.94
Income from investment operations
Net investment income	.08	.19	.07
Net realized and unrealized gain (loss)	1.93	3.85	2.35
Total from investment operations	2.01	4.04	2.42
Distributions from
Net realized gains	(.59)	--	--
Total distributions	(.59)	--	--
Total increase (decrease) in net asset value	1.42	4.04	2.42
Net asset value, ending	$37.82	$36.40	$32.36

Total return*	5.57%	12.48%	8.08%
Ratios to average net assets: A
Net investment income	.45% (a)	.63%	.25%
Total expenses	.70% (a)	.68%	.68%
Expenses before offsets	.70% (a)	.68%	.68%
Net expenses	.69% (a)	.68%	.68%
Portfolio turnover	17%	31%	17%
Net assets, ending (in thousands)	$146,805	$133,696	$93,347

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$24.12	$27.91	$33.15
Income from investment operations
Net investment income	.05	.08	.11
Net realized and unrealized gain (loss)	5.79	(2.99)	(3.72)
Total from investment operations	5.84	(2.91)	(3.61)
Distributions from
Net realized gains	(.02)	(.88)	(1.63)
Total increase (decrease) in net asset value	5.82	(3.79)	(5.24)
Net asset value, ending	$29.94	$24.12	$27.91

Total return*	24.24%	(11.17%)	(11.49%)
Ratios to average net assets: A
Net investment income	.32%	.36%	.36%
Total expenses	.70%	.81%	1.07%
Expenses before offsets	.70%	.80%	.82%
Net expenses	.70%	.80%	.80%
Portfolio turnover	29%	28%	43%
Net assets, ending (in thousands)	$62,951	$8,844	$2,501

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2006 (z)	2005	2004
Net asset value, beginning	$18.76	$16.96	$15.17
Income from investment operations
Net investment income (loss)	.04	.12	.03
Net realized and unrealized gain (loss)	1.07	1.75	1.76
Total from investment operations	1.11	1.87	1.79
Distributions from
Net investment income	(.06)	(.07)	--
Net realized gain	(.56)	--	--
Total distributions	(.62)	(.07)	--
Total increase (decrease) in net asset value	.49	1.80	1.79
Net asset value, ending	$19.25	$18.76	$16.96

Total return*	6.03%	11.03%(r)	11.80%
Ratios to average net assets: A
Net investment income (loss)	.45% (a)	.64%	.19%
Total expenses	1.39% (a)	1.38%	1.43%
Expenses before offsets	1.29% (a)	1.28%	1.43%
Net expenses	1.26% (a)	1.27%	1.41%
Portfolio turnover	22%	38%	13%
Net assets, ending (in thousands)	$54,460	$54,618	$55,253

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$12.24	$14.64	$19.91
Income from investment operations
Net investment income (loss)	.03	.01	(.01)
Net realized and unrealized gain (loss)	2.90	(2.41)	(5.12)
Total from investment operations	2.93	(2.40)	(5.13)
Distributions from
Net investment income	--	--	--
Net realized gain	--	--	(.14)
Total distributions	--	--	(.14)
Total increase (decrease) in net asset value	2.93	(2.40)	(5.27)
Net asset value, ending	$15.17	$12.24	$14.64

Total return*	23.94%	(16.37%)	(25.93%)
Ratios to average net assets: A
Net investment income (loss)	.24%	.09%	(.06%)
Total expenses	1.54%	1.46%	1.43%
Expenses before offsets	1.45%	1.27%	1.32%
Net expenses	1.44%	1.25%	1.25%
Portfolio turnover	42%	36%	39%
Net assets, ending (in thousands)	$39,145	$26,842	$30,525

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2006 (z)	2005	2004
Net asset value, beginning	$17.43	$15.84	$14.30
Income from investment operations
Net investment income (loss)	(.04)	(.05)	(.12)
Net realized and unrealized gain (loss)	.99	1.64	1.66
Total from investment operations	.95	1.59	1.54
Distributions from
Net investment income	--	--	--
Net realized gains	(.56)	--	--
Total distributions	(.56)	--	--
Total increase (decrease) in net asset value	.39	1.59	1.54
Net asset value, ending	$17.82	$17.43	$15.84

Total return*	5.53%	10.04%(r)	10.77%
Ratios to average net assets: A
Net investment income (loss)	(.47%) (a)	(.31%)	(.75%)
Total expenses	2.31% (a)	2.32%	2.37%
Expenses before offsets	2.21% (a)	2.22%	2.37%
Net expenses	2.19% (a)	2.21%	2.36%
Portfolio turnover	22%	38%	13%
Net assets, ending (in thousands)	$8,742	$9,043	$8,391

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$11.67	$14.12	$19.41
Income from investment operations
Net investment income (loss)	(.10)	(.16)	(.20)
Net realized and unrealized gain (loss)	2.73	(2.29)	(4.95)
Total from investment operations	2.63	(2.45)	(5.15)
Distributions from
Net realized gain	--	--	(.14)
Total increase (decrease) in net asset value	2.63	(2.45)	(5.29)
Net asset value, ending	$14.30	$11.67	$14.12

Total return*	22.54%	(17.33%)	(26.70%)
Ratios to average net assets: A
Net investment income (loss)	(.82%)	(1.11%)	(1.18%)
Total expenses	2.55%	2.47%	2.42%
Expenses before offsets	2.51%	2.47%	2.42%
Net expenses	2.50%	2.45%	2.36%
Portfolio turnover	42%	36%	39%
Net assets, ending (in thousands)	$6,936	$4,980	$5,488

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2006 (z)	2005	2004
Net asset value, beginning	$17.50	$15.90	$14.35
Income from investment operations
Net investment income (loss)	(.04)	(.05)	(.10)
Net realized and unrealized gain (loss)	.99	1.65	1.65
Total from investment operations	.95	1.60	1.55
Distributions from
Net investment income	--	--	--
Net realized gains	(.56)	--	--
Total distributions	(.56)	--	--
Total increase (decrease) in net asset value	.39	1.60	1.55
Net asset value, ending	$17.89	$17.50	$15.90

Total return*	5.51%	10.06%(r)	10.80%
Ratios to average net assets: A
Net investment income (loss)	(.43%) (a)	(.29%)	(.72%)
Total expenses	2.27% (a)	2.28%	2.34%
Expenses before offsets	2.17% (a)	2.18%	2.34%
Net expenses	2.15% (a)	2.17%	2.32%
Portfolio turnover	22%	38%	13%
Net assets, ending (in thousands)	$7,669	$7,344	$6,038

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$11.71	$14.16	$19.48
Income from investment operations
Net investment income (loss)	(.10)	(.16)	(.19)
Net realized and unrealized gain (loss)	2.74	(2.29)	(4.99)
Total from investment operations	2.64	(2.45)	(5.18)
Distributions from
Net realized gain	--	--	(.14)
Total increase (decrease) in net asset value	2.64	(2.45)	(5.32)
Net asset value, ending	$14.35	$11.71	$14.16

Total return*	22.54%	(17.28%)	(26.76%)
Ratios to average net assets: A
Net investment income (loss)	(.83%)	(1.10%)	(1.14%)
Total expenses	2.56%	2.47%	2.38%
Expenses before offsets	2.51%	2.47%	2.38%
Net expenses	2.50%	2.45%	2.32%
Portfolio turnover	42%	36%	39%
Net assets, ending (in thousands)	$4,433	$3,060	$3,376

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	January 18,
Class I Shares	2006(z)	2005(v)	2002(w)
Net asset value, beginning	$18.75	$17.42	$14.84
Income from investment operations
Net investment income	.08	.03	.02
Net realized and unrealized gain (loss)	1.08	1.30	1.62
Total from investment operations	1.16	1.33	1.64
Distributions from
Net investment income	(.05)	--	--
Net realized gain	(.56)	--	--
Total distributions	(.61)	--	--
Total increase (decrease) in net asset value	.55	1.33	1.64
Net asset value, ending	$19.30	$18.75	$16.48

Total return*	6.27%	7.63%	11.08%
Ratios to average net assets: A
Net investment income	.86% (a)	.65% (a)	.53% (a)
Total expenses	1.58% (a)	2.57% (a)	1,022.38%(a)
Expenses before offsets	.84% (a)	.82% (a)	.77% (a)
Net expenses	.81% (a)	.81% (a)	.75% (a)
Portfolio turnover	22%	15%	10%
Net assets, ending (in thousands)	$4,354	$1,246	$0

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2001	2000	1999
Net asset value, beginning	$20.04	$16.89	$13.54
Income from investment operations
Net investment income	.07	.07	.11
Net realized and unrealized gain (loss)	(5.13)	3.13	3.29
Total from investment operations	(5.06)	3.20	3.40
Distributions from
Net investment income	(.14)	(.05)	(.05)
Total increase (decrease) in net asset value	(5.20)	3.15	3.35
Net asset value, ending	$14.84	$20.04	$16.89

Total return*	(25.40%)	18.94%	25.09%
Ratios to average net assets: A
Net investment income	.38%	.37%	.65%
Total expenses	1.00%	.95%	.91%
Expenses before offsets	.82%	.83%	.81%
Net expenses	.75%	.75%	.75%
Portfolio turnover	39%	43%	56%
Net assets, ending (in thousands)	$1	$22,163	$18,652

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized.

(r) Total return would have been 10.86%, 9.79% and 9.81% for Classes A, B and C, respectively without the payment by affiliate.

(v) Class I shares resumed operations upon shareholder investment on April 29, 2005.

(w) The last remaining shareholder in Class I redeemed on January 18, 2002.

(x) Class I shares resumed operations upon shareholder investment on December 27, 2004.

(y) The last remaining shareholder in Class I redeemed on June 30, 2003.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's approval of investment advisory contracts

Bond Portfolio and Money Market Portfolio

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund with respect to each of the Portfolios and the Advisor on December 6, 2005.

In evaluating the Investment Advisory Agreement with respect to each Portfolio, the Board of Trustees considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each of the Portfolios with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement with respect to each Portfolio, the Trustees considered on a Portfolio-by-Portfolio basis the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolios, the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints, if applicable; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement for the Portfolios, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with management through Board of Trustees' meetings, discussions and other reports. The Trustees considered the Advisor's management style and its performance in employing its investment strategies for each of the Portfolios, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Portfolio under the Investment Advisory Agreement.

In considering each Portfolio's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement with respect to each of the Portfolios, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This data, and the conclusions of the Trustees with respect to that data, included the following:

Money Market Portfolio. For the three- and five-year annualized periods ended June 30, 2005, the Portfolio's performance was above the median of its peer group and for the one-year annualized period ended June 30, 2005, the Portfolio's performance was at the median of its peer group. The Portfolio underperformed its Lipper index for the same one-, three- and five-year periods. The Board took into account the relatively small difference in performance rankings among the funds in the Portfolio's peer group. Based upon their review of various factors, the Trustees concluded that the Portfolio's performance has been satisfactory.

Bond Portfolio. For the one-, three- and five-year annualized periods ended June 30, 2005, the Portfolio outperformed its Lipper index and the Portfolio's performance was above the median of its peer group. Based upon their review, the Trustees concluded that the Portfolio's performance has been satisfactory.

In considering each Portfolio's fees and expenses, the Board of Trustees compared each Portfolio's fees and total expense ratios with various comparative data for the funds in its respective peer group. This data, and the conclusions of the Trustees with respect to that data, included the following:

Money Market Portfolio. The Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and total expenses (after taking into account expense reimbursements) were above the median of its peer group. The Trustees took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Trustees also noted management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon its review, the Board of Trustees determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Bond Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Trustees noted management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon its review, the Board of Trustees determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to each of the Portfolios for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it receives with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Money Market Portfolio, the Trustees also noted that the Advisor reimburses expenses of the Portfolio. The Trustees also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's growth and size on its respective performance and fees. The Board took into account management's agreement to consider adding breakpoints to the advisory fee for the Bond Portfolio if assets in the Portfolio continue to grow. With respect to the Money Market Portfolio, the Board noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at the present time. The Board also noted that if a Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

Conclusions

The Board of Trustees reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of each Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board of Trustees determined that reapproval of the Investment Advisory Agreement would be in the interests of each Portfolio and its shareholders.

Balanced Portfolio, Equity Portfolio and Enhanced Equity Portfolio

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund with respect to each of the Portfolios and the Advisor and the applicable Investment Subadvisory Agreement with respect to each Portfolio on December 6, 2005.

In evaluating the Investment Advisory Agreement with respect to each Portfolio, the Board of Trustees considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each of the Portfolios and the applicable Investment Subadvisory Agreement for each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement with respect to each Portfolio, the Trustees considered on a Portfolio-by-Portfolio basis the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolios, the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement for the Portfolios, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with the Advisor's management through Board of Trustees' meetings, discussions and other reports. With respect to the Balanced Portfolio, the Trustees considered the Advisor's management style and its performance in employing its investment strategies for a portion of the Portfolio, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Trustees discussed the Advisor's effectiveness in monitoring the performance of each Subadvisor and its timeliness in responding to performance issues. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Portfolio under the Investment Advisory Agreement.

In considering each Portfolio's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement with respect to each of the Portfolios, including, among other information, a comparison of the Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This data, and the conclusions of the Trustees with respect to that data, included the following:

Balanced Portfolio. For the one- and three-year annualized periods ended June 30, 2005, the Portfolio's performance was above the median of its peer group and that the Portfolio's performance was below the median of its peer group for the five-year annualized period ended June 30, 2005. The Portfolio underperformed its Lipper index for the same periods. The Trustees took into account the steps that management has taken in an attempt to improve the Portfolio's performance, including the replacement of one of the Portfolio's subadvisors in June 2004. The Trustees noted the Portfolio's improved performance and management's continued monitoring of such performance. Based upon their review of various factors, the Trustees concluded that the Portfolio's performance over time was satisfactory.

Equity Portfolio. For the one- and three-year annualized periods ended June 30, 2005, the Portfolio underperformed its Lipper index and its peer group median. For the five-year annualized period ended June 30, 2005, the Portfolio outperformed its Lipper index and was at its peer group median. The Trustees took into account the steps management has taken in an attempt to improve the Portfolio's performance, as well as its discussion of the Portfolio's more recent performance. The Trustees considered the recent improvement in the Portfolio's performance and the Advisor's continued monitoring of such performance. Based upon their review, the Trustees concluded that the Portfolio's performance is being addressed.

Enhanced Equity Portfolio. For the one-, three- and five-year annualized periods ended June 30, 2005, the Portfolio's performance was above the median of its peer group. The Portfolio outperformed its Lipper index for the three- and five-year annualized periods ended June 30, 2005 and underperformed its index for the one-year annualized period ended June 30, 2005. Based upon their review, the Trustees concluded that the Portfolio's performance over time has been satisfactory.

In considering each Portfolio's fees and expenses, the Board of Trustees compared each Portfolio's fees and total expense ratios with various comparative data for the funds in its respective peer group. This data and the conclusions of the Trustees with respect to that data, included the following:

Balanced Portfolio. The Portfolio's advisory fee and total expenses were below the median of its peer group. Based upon its review, the Board of Trustees determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Equity Portfolio. The Portfolio's advisory fee and total expenses were below the median of its peer group. Based upon their review, the Board of Trustees determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Enhanced Equity Portfolio. The Portfolio's advisory fee and total expenses (after taking into account expense reimbursements) were above the median of its peer group. The Trustees also noted the Adviser's then current undertaking to maintain expense limitations for Class B, C and I, as well as the Adviser's voluntarily waiver of a portion of its advisory fee (for all classes) The Trustees also noted management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon its review, the Board of Trustees determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to each of the Portfolio for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it receives with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Enhanced Equity Portfolio, the Trustees also noted the Adviser's current undertaking to maintain expense limitations as noted above as well as voluntarily waive a portion of its advisory fee. The Trustees also considered that the Advisor derives reputational and other indirect benefits. The Trustees also noted that the Advisor pays the subadvisory fees for each Portfolio out of the advisory fees the Advisor receives from the respective Portfolio. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's growth and size on its respective performance and fees. The Board considered that the advisory fee schedule for each Portfolio contains breakpoints that reduces the fee rate on assets above a specified level, noting that the Balanced Portfolio currently reflects this economy of scale. The Board also noted that if a Portfolio's assets increase over time, that Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

In evaluating the Investment Subadvisory Agreement with respect to each Portfolio, the disinterested Trustees reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Trustees reapproved each Investment Subadvisory Agreement between the respective Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its respective Subadvisory Agreement. In the course of their deliberations, the Trustees evaluated on a Portfolio-by-Portfolio basis, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the performance record of each Portfolio that the Subadvisor subadvises and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Portfolio under its respective Investment Subadvisory Agreement(s).

As noted above, the Board of Trustees considered each Portfolio's performance during the one-, three- and five-year annualized periods ended June 30, 2005 as compared to that Portfolio's respective Lipper index and its peer group and noted that the Board reviews on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Trustees noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor.

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Portfolios, the Trustees noted that the fees under the Investment Subadvisory Agreements are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Trustees also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreements and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by each Subadvisor and the profitability to the Subadvisor of its relationship with a Portfolio were not material factors in the Trustees' deliberations. For similar reasons, the Trustees did not consider the potential economies of scale in the Subadvisor's management of a Portfolio to be a material factor in their consideration at this time, although it was noted that the subadvisory fees for certain of the Subadvisors with respect to the Balanced Portfolio did contain breakpoints.

In reapproving each Investment Subadvisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

Conclusions

The Board of Trustees reached the following conclusions regarding the Investment Advisory Agreement and the Subadvisory Agreement(s) with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Advisor (with respect to the Balanced Portfolio) and the Subadvisors are likely to execute their investment strategies consistently over time; (e) the Equity Portfolio's performance is being addressed and the performance of each of the other Portfolios is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) each Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio would be in the interests of the respective Portfolio and its shareholders.

A special shareholder meeting was held on December 2, 2005 by the Calvert Social Investment Fund for the purpose of electing a Board of Trustees/Directors. The voting results were as follows:

Name of Trustee/Director	For	Withhold	Abstain	Broker Non-Votes
Rebecca Adamson	81,630,333.400	1,056,933.473	191,049.000	0.00
Richard L. Baird, Jr.	81,566,752.303	1,120,514.570	191,049.000	0.00
Frederick A. Davie, Jr.	81,548,268.793	1,138,998.080	191,049.000	0.00
John Guffey, Jr.	81,369,251.339	1,318,015.534	191,049.000	0.00
Miles Douglas Harper, III	81,547,181.597	1,140,085.276	191,049.000	0.00
Joy V. Jones	81,555,073.641	1,132,193.232	191,049.000	0.00
Terrence J. Mollner, Ed. D.	81,586,777.713	1,100,489.160	191,049.000	0.00
Sydney Amara Morris	81,577,610.854	1,109,656.019	191,049.000	0.00
Rustum Roy	81,535,678.036	1,151,588.837	191,049.000	0.00
Tessa Tennant	81,667,608.808	1,019,658.065	191,049.000	0.00
Barbara J. Krumsiek	81,602,316.843	1,084,950.030	191,049.000	0.00
D. Wayne Silby, Esq.	81,164,522.348	1,522,744.525	191,049.000	0.00

This page intentionally left blank.

Calvert Social Investment Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert

Investments that make a difference

E-Delivery Sign-up - details inside

March 31, 2006

Semi-Annual Report
Calvert Asset Allocation Funds:
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

A UNIFI Company

Calvert
Investments that make a difference

=====================================================

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

=====================================================

Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Statements of Net Assets
13

Statements of Operations
16

Statements of Changes in Net Assets
17

Notes to Financial Statements
20

Financial Highlights
24

Explanation of Financial Tables
28

Proxy Voting and Availability of Quarterly Portfolio Holdings
30

=====================================================

Dear Shareholders:

The six months ended March 31, 2006 were strong ones for the U.S. equity markets and the economy, despite challenges from higher energy prices, the war in Iraq, rising interest rates and the aftermath of rebuilding from the Gulf coast hurricanes. Domestic stocks across all capitalization ranges (small, mid-sized, and large) posted solid six-month advances, with even stronger returns for international stocks, as measured by the MSCI EAFE Index.1 In reaction to rising interest rates, bond prices overall declined slightly, with the benchmark Lehman U.S. Credit Index returning -0.68%.

Ben Bernanke took over the reins at the Federal Reserve as Chairman in February 2006, in what appears to be a smooth transition from the Greenspan era. With the Fed funds rate now at 4.75%, we appear to be in a period of healthy economic growth. Despite warning signals, we continue to see moderate, contained inflation.

Calvert Initiatives

At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Over the past six months, we've continued to advance our compliance and regulatory oversight; and expanded our public commitment in areas such as board diversity and the empowerment of women in business through our Calvert Women's Principles.

In addition, we've added a new position to bolster our leadership efforts in the areas of social research, shareholder advocacy, and public outreach. On April 18, Bennett Freeman joined Calvert as Senior Vice President, Social Research and Policy. Formerly head of Global Corporate Responsibility practice at Burson-Marsteller, and Deputy Assistant Secretary of State for Democracy, Human Rights and Labor, Mr. Freeman will manage the social analysis functions and lead the development of Calvert's positions on social issues and actively articulate those positions in a variety of public forums. In addition, he will identify emerging trends and opportunities in social research and shareholder advocacy.

Calvert RatingsTM

In January, we published the Calvert Ratings, a proprietary assessment of the social, environmental, and governance performance of the 100 largest U.S. companies (ranked by market capitalization). We developed the Ratings to provide greater transparency in our methodology for evaluating the corporate performance of companies. The Ratings indicate a company's performance in five separate issue areas including the environment, workplace, business practices, human rights and community relations. The Ratings and their methodology are posted under "Introducing Calvert Ratings" on calvert.com.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process can lead to lower risk and competitive long-term performance. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert celebrates our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the years ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2006

1. For the six months ended March 31, 2006, larger-company stocks (S&P 500 Index) were up 6.38%; smaller-company stocks (Russell 2000® Index) advanced 15.23%; and mid-cap stocks (Russell Midcap® Index) gained 11.32%. International stocks gained 13.99% in US dollars, as measured by the MSCI EAFETM Index.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

As a company, through the work of the Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2006.

Calvert RatingsTM

January 2006 saw the launch of the Calvert Ratings, which evaluates the 100 largest U.S. companies in the areas of environment, workplace, business practices, human rights, and community relations to assign each one an overall corporate responsibility score. Companies are rated on a scale of 1 (substantially below Calvert standards) to 5 (superior). See how the Ratings work on our home page at www.calvert.com.

Calvert Creates Senior Position in Social Research and Policy

With more than 20 years' diplomatic, corporate, and consulting experience in issues that are at the heart of Calvert's social agenda, Bennett Freeman has been named the company's first Sr. Vice President for Social Research and Policy. Freeman manages Calvert's social analysis functions, develops and articulates the company's positions on social issues, and identifies emerging trends and opportunities in social research and shareholder advocacy.

Shareholder Activism

For the 2006 proxy season, Calvert has filed 16 shareholder resolutions and been able to withdraw half of them because companies have taken action to address our concerns. Among these resolutions, issues have included sustainability reporting, political-contributions disclosure, energy efficiency, predatory lending, and sustainable forestry practices.

Over the past several years, Calvert has engaged 35 companies on the subject of corporate board diversity via shareholder resolutions. To date, 28 of those companies--a full 80%--have either changed their charter language or added at least one woman or minority representative to their boards.

Community Investments

Many of our Funds participate in Calvert's community investing program, administered through the Calvert Social Investment Foundation. The program may allocate up to 1% to 3% of Fund assets at below-market rates to provide economic opportunity for struggling populations.1 One investment made by the Foundation during this reporting period was in the Federation of Appalachian Housing Enterprises (FAHE), and one borrower served by FAHE is Laurie Ramos. Ms. Ramos and her two young sons have been able to move from a dilapidated house in an unsafe neighborhood into an affordable, safe, completely refurbished three-bedroom townhouse. A second Calvert community investment effort was through the Foundation in Mi-Bospo, which provides microloans to women recovering from war in Bosnia and Herzegovina. The small businesses expanded or begun by these women help to revive and rebuild local economies.

Special Equities

Since 1992, Calvert's Special Equities Program has provided venture capital for young enterprises that offer market-based solutions to some of the most difficult social, environmental, and health problems facing our world. During this six-month reporting period, two particularly noteworthy Special Equities developments took place.

Mr. Don Ye, President and CEO of Tsinghua Venture Capital Management Company, received the 2005 Cleantech Pioneer Award for his own and his firm's efforts to introduce and promote the first venture capital investment in cleantech and environment industries in China. Special Equities supports Ye and his efforts through our investment in the China Environment Fund 2004 LP.2

In addition, Calvert has joined several prominent banks, foundations, and community-finance trade associations investing in SJF Ventures II, LP, a socially responsible venture capital effort that supports high-growth private companies engaged in cleantech, natural and premium consumer products, and technology-enabled business services.3 SJF affiliates also work closely with their portfolio companies to promote workforce development and sustainability.

1. As of March 31, 2006, Calvert Social Investment Foundation represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.84%; CSIF Bond, 0.27%; CSIF Equity, 0.52%; Calvert Capital Accumulation Fund, 0.47%; Calvert World Values Fund International Equity Fund , 0.72%; and Calvert New Vision Small Cap Fund, 0.45%. All holdings are subject to change without notice.

2. As of March 31, 2006, China Environment Fund 2004 LP represented the following percentages of Fund net assets: CSIF Equity Portfolio, 0.0048%; Calvert World Values International Equity Fund, 0.0122%. All holdings are subject to change without notice.

3. As of March 31, 2006, SJF Ventures II, LP represented the following percentage of Fund net assets: CSIF Equity Portfolio, 0.0039%. All holdings are subject to change without notice.

Portfolio Management Discussion

Steve Falci,
Chief Investment
Officer, Equities
of Calvert Asset Management Company

Performance

For the six-month reporting period ended March 31, 2006, Calvert Conservative Allocation Fund outperformed its blended benchmark, while Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund underperformed their respective blended benchmarks.1

Calvert Conservative Allocation Fund Class A shares (at NAV) returned 2.60%,* beating the benchmark blend, which returned 2.55%. Calvert Moderate Allocation Fund Class A shares (at NAV) returned 5.49%,* lagging the 5.92% return of its blended benchmark. Calvert Aggressive Allocation Fund Class A shares (at NAV) returned 7.82%,* behind the 8.34% return of the benchmark blend.

Each of Calvert's Asset Allocations Funds is designed to offer a diversified portfolio of Calvert's socially responsible mutual funds in a single investment product. We have crafted each of these products to meet the needs of specific types of investors, with each designed to have different levels of risk and return potential.

Investment Climate

Over the six-month period, stocks outperformed bonds, rewarding those investors willing to take on a higher level of risk in their investments. The Russell 3000® Index -- a measure of the U.S. stock market -- returned 7.46%, while bonds -- as measured by the Lehman U.S. Credit Index -- returned -0.67%. While U.S. stocks performed well during the period, international investing proved even more rewarding, as indicated by the 13.99% return of the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index. With the Federal Reserve (Fed) continuing its program of raising short-term interest rates, money market returns -- as measured by the average return on 3-month U.S. Treasury bills -- were modestly positive, at 1.95% for the six-month period.

For the stock market, the vagaries of oil-price movements continued to influence returns. For the full reporting period, energy stocks hurt rather than helped overall market performance, as crude-oil prices declined early in the period but then moved back up, finishing about where they had started. The retreat of energy stocks did not benefit stocks in the Consumer Discretionary, Health Care, and Technology sectors as it did in the spring of 2005. Over the winter months, the slack was picked up by more basic industries and sectors, such as commodity-related stocks in the Materials and Processing sector, and air-transportation-related industries in the Autos and Transportation sector.

During the reporting period, the Federal Reserve (Fed) pushed short-term interest rates higher (up 1% to 4.75%), and the yield curve, which had been inverted (interest rates for shorter-term securities had actually been higher than those for longer-term bonds), flattened. That is, interest rates rose across all maturities, from short-term money market funds to long-term Treasury bonds. Money-market rates moved up, with the three-month Treasury-bill rising to 4.63%.2 Long-term interest rates also increased. The benchmark 10-year Treasury yield rose 0.52%, to 4.86%, and the average 30-year mortgage rate climbed 0.44%, to 6.35%. Yields for corporate and municipal bonds also moved up.3 Strong investment from foreign investors, however, kept U.S. long-term bond yields lower than expected. Despite rising interest rates, the Financial Services sector of the stock market posted strong returns, with most industry groups in the sector making double-digit gains for the period.

Portfolio Strategy

Overall approach

All the underlying Calvert equity funds in the Allocation Funds are managed using Calvert's Double DiligenceTM process, which seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility. In addition, CSIF Bond Portfolio uses our FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

In each of the Allocation Funds, we have adopted a long-term perspective to set target allocations between stocks and bonds. We believe that the weight accorded to each of these asset classes best defines the overall risk profile of each Fund. With the assistance of Ibbotson Associates,4 we regularly review new market information and fine tune these overall target allocations as needed. We expect each Fund's allocations to stay very close to the set target benchmark allocations.

Within the equity allocation of each Fund, we seek market-appropriate diversification among large-, mid-, and small-cap U.S. equity funds and an international fund. In deciding how to allocate the underlying Calvert domestic funds, we look at their characteristics relative to the Russell 3000® Index (the broadest benchmark of U.S. stocks of all capitalizations) and then attempt to allocate so that we have a favorable mix of risk and reward relative to that benchmark.

For the reporting period

During the six-month reporting period, the Funds enjoyed a performance boost from the relatively strong return of CSIF Bond Portfolio, which is the fixed-income allocation in each Allocation Fund. While the overall market performance of bonds was weak relative to that of stocks, CSIF Bond Portfolio returned 0.60% for the period, well ahead of the Lehman U.S. Credit Index, at -0.68%.

The strong performance of CSIF Bond Portfolio was the result of several factors. First, we maintained an overall high credit-quality bias and kept the portfolio positioned to benefit from higher rates across the spectrum of bond maturities. In addition, returns were helped by the fact that the Portfolio had a higher allocation to short- and long-term floating-rate notes than did its benchmark. (Interest rates on floating-rate securities reset periodically--monthly or quarterly, for example--and so can provide a benefit to a portfolio when short-term interest rates rise.) The portfolio's short relative duration was also a positive, as rates on intermediate- and longer-term bonds finally responded to concerns about future inflation and hints that the Fed might not be done raising rates. Ten- and 30-year Treasuries rose 0.52% and 0.32%, respectively, from September 30, 2005 to March 31, 2006.

Calvert's equity funds fared less well during the period and that fact, along with the more prominent role that equities play in the Moderate and Aggressive Allocation Funds, contributed to the underperformance of those two Funds relative to their respective benchmarks. In each of the three Allocation Funds, the lion's share of the U.S. equity allocation is devoted to large-cap funds, and for the six-month period, mid- and small-cap stocks outperformed large-cap stocks in the marketplace, and Calvert large-cap funds underperformed the Russell 3000 Index.5

As our allocations move from conservative to moderate to aggressive, our U.S. equity allocations to mid-and small-cap stocks tend to increase. However, Calvert mid- and small-cap funds tended to underperform their respective benchmarks during the period.6 Note, however, that our international fund, Calvert World Values International Equity Fund, Class I, outperformed its benchmark to make a positive contribution to Allocation Fund performance during the period.

Outlook

We believe that over the balance of 2006, economic growth should continue at a steady pace. Such growth would prove beneficial for stock markets as long as interest rates and inflation remain in check or in line with current market expectations. However, our optimism is tempered by two factors. First, while the current level of oil prices may be priced into the stock market's inflation expectations, there is a risk of price spikes that could derail advances in non-energy sectors and touch off additional inflation fears. Second, while we believe that the Fed is near the end of short-term interest-rate increases -- and that it has achieved a policy balance that is neither overly accommodative nor overly restrictive--we recognize that the U.S. trade deficit and the restrictive monetary policy of other central banks could mean that the market, more than the Fed, would push interest rates higher in the future.

Looking ahead, we believe our disciplined processes and diversified portfolios should reward long-term investors in these socially responsible asset allocation funds.

April 2006

1. Calvert Conservative Allocation Benchmark Blend: 60% Lehman U.S. Credit Index, 22% Russell 3000® Index, 8% MSCI EAFE Index, 10% 3-month U.S. Treasury Bills. Calvert Moderate Allocation Benchmark Blend: 30% Lehman U.S. Credit Index, 47% Russell 3000®) Index, 18% MSCI EAFE Index, 5% 3-month U.S. Treasury Bills. Calvert Aggressive Allocation Benchmark Blend: 10% Lehman U.S. Credit Index, 64% Russell 3000® Index, 26% MSCI EAFE Index.

2. The three-month Treasury-bill yield rose 1.08 percentage points, to 4.63%.

3. The Moody's Baa-rated corporate bond yield rose 0.40%, to 6.55%. The yield on the Bond Buyer Index of 20 general obligation municipal bonds increased 0.14%, to 4.53%.

4. Ibbotson Associates has been a leading provider of asset-allocation research and portfolio-model construction for more than 25 years.

5. Calvert designates as large-cap funds the following: Calvert Social Investment Fund Equity Portfolio Class I, Calvert Large Cap Growth Fund Class I, Calvert Social Index Fund Class I, and Calvert Social Investment Fund Enhanced Equity Portfolio Class I.

6. Calvert designates as mid-cap funds the following: Calvert Capital Accumulation Fund Class I and Calvert Mid Cap Value Fund Class I. Calvert New Vision Small Cap Fund Class I and Calvert Small Cap Value Fund are designated as small-caps.

Conservative
Allocation Fund
March 31, 2006

Asset Allocation	% of total investments
Domestic Equity Mutual Funds	22%
International Equity Mutual Funds	9%
Fixed Income Mutual Funds	69%
Total	100%

Moderate
allocation Fund
March 31, 2006

Asset Allocation	% of total investments
Domestic Equity Mutual Funds	48%
International Equity Mutual Funds	18%
Fixed Income Mutual Funds	34%
Total	100%

Aggressive
allocation Fund
March 31, 2006

Asset Allocation	% of total investments
Domestic Equity Mutual Funds	64%
International Equity Mutual Funds	26%
Fixed Income Mutual Funds	10%
Total	100%

Investment Performance	6 Months Ended
(TOTAL RETURN AT NAV)
Conservative Allocation Fund
Class A	2.60%
Class C	2.12%
Moderate Allocation Fund
Class A	5.49%
Class C	5.06%
Aggressive Allocation Fund
Class A	7.82%
Class C	7.24%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Conservative	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,026.00	$5.05
Hypothetical	$1,000.00	$1,019.95	$5.04
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,021.20	$10.08
Hypothetical	$1,000.00	$1,014.96	$10.05
(5% return per year before expenses)

*Expenses for Conservative are equal to the annualized expense ratios of 1.00% and 2.00% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 182/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Moderate	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,054.90	$5.12
Hypothetical	$1,000.00	$1,019.95	$5.04
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,050.60	$10.22
Hypothetical	$1,000.00	$1,014.96	$10.05
(5% return per year before expenses)

*Expenses for Moderate are equal to the annualized expense ratios of 1.00% and 2.00% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 182/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Aggressive	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,078.20	$5.18
Hypothetical	$1,000.00	$1,019.95	$5.04
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,072.40	$10.33
Hypothetical	$1,000.00	$1,014.96	$10.05
(5% return per year before expenses)

*Expenses for Aggressive are equal to the annualized expense ratios of 1.00% and 2.00% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 182/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

Conservative Allocation Fund
Statement of Net Assets
March 31, 2006

Mutual Funds - 100.0%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I*	5,271	$173,789
Calvert Mid Cap Value Fund, Class I	6,748	123,357
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	24,508	296,789
Calvert Social Investment Fund:
Bond Portfolio, Class I	253,655	3,967,171
Enhanced Equity Portfolio, Class I	17,574	339,183
Equity Portfolio, Class I*	6,436	243,427
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	4,547	121,417
International Equity Fund, Class I	20,601	496,681

Total Mutual Funds (Cost $5,722,146)		5,761,814

TOTAL INVESTMENTS (Cost $5,722,146) - 100.0%		5,761,814
Other assets and liabilities, net - 0.0%		129
Net Assets - 100%		$5,761,943

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 258,308 shares outstanding		$3,974,171
Class C: 111,707 shares outstanding		1,707,532
Undistributed net investment income (loss)		(19)
Accumulated net realized gain (loss) on investments		40,591
Net unrealized appreciation (depreciation) on investments		39,668
Net Assets		$5,761,943

Net Asset Value Per Share
Class A (based on net assets of $4,024,455)		$15.58
Class C (based on net assets of $1,737,488)		$15.55

*Non-income producing security.

See notes to financial statements.

Moderate Allocation Fund
Statement of Net Assets
March 31, 2006

Mutual Funds - 99.4%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I*	79,654	$2,626,201
Calvert Mid Cap Value Fund, Class I	29,372	536,928
Calvert Small Cap Value Fund, Class I	31,166	538,861
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	110,691	1,340,466
Calvert Social Investment Fund:
Bond Portfolio, Class I	572,946	8,960,868
Enhanced Equity Portfolio, Class I	148,702	2,869,953
Equity Portfolio, Class I*	89,524	3,385,802
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	30,245	807,538
International Equity Fund, Class I	191,591	4,619,263
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I*	30,523	573,230

Total Mutual Funds (Cost $25,386,315)		26,259,110

TOTAL INVESTMENTS (Cost $25,386,315) - 99.4%		26,259,110
Other assets and liabilities, net - 0.6%		157,179
Net Assets - 100%		$26,416,289

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,245,800 shares outstanding		$19,847,044
Class C: 345,002 shares outstanding		5,459,136
Undistributed net investment income (loss)		(46)
Accumulated net realized gain (loss) on investments		237,360
Net unrealized appreciation (depreciation) on investments		872,795
Net Assets		$26,416,289

Net Asset Value Per Share
Class A (based on net assets of $20,713,852)		$16.63
Class C (based on net assets of $5,702,437)		$16.53

*Non-income producing security.

See notes to financial statements.

Aggressive Allocation Fund
Statement of Net Assets
March 31, 2006

Mutual Funds - 99.3%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I *	34,238	$1,128,835
Calvert Mid Cap Value Fund, Class I	15,934	291,278
Calvert Small Cap Value Fund, Class I	39,918	690,183
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	47,274	572,482
Calvert Social Investment Fund:
Bond Portfolio, Class I	61,020	954,358
Enhanced Equity Portfolio, Class I	59,348	1,145,413
Equity Portfolio, Class I *	42,566	1,609,837
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I *	11,145	297,564
International Equity Fund, Class I	102,163	2,463,138
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I *	25,687	482,396

Total Mutual Funds (Cost $9,216,318)		9,635,484

TOTAL INVESTMENTS (Cost $9,216,318) - 99.3%		9,635,484
Other assets and liabilities, net - 0.7%		71,646
Net Assets - 100%		$9,707,130

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 463,289 shares outstanding		$7,394,438
Class C: 115,468 shares outstanding		1,816,080
Undistributed net investment income (loss)		(10,110)
Accumulated net realized gain (loss) on investments		87,556
Net unrealized appreciation (depreciation) on investments		419,166
Net Assets		$9,707,130

Net Asset Value Per Share
Class A (based on net assets of $7,777,304)		$16.79
Class C (based on net assets of $1,929,826)		$16.71

*Non-income producing security.

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2006

	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation
Net Investment Income	Fund	Fund	Fund
Investment Income:
Dividend income	$94,776	$220,338	$34,433
Total investment income	94,776	220,338	34,433

Expenses:
Transfer agency fees and expenses	14,029	30,970	18,771
Administrative fees	3,268	12,896	3,969
Distribution Plan expenses:
Class A	3,776	16,805	5,125
Class C	6,686	18,753	5,959
Trustees' fees and expenses	319	1,306	395
Custodian fees	13,756	15,388	17,194
Registration fees	20,837	21,534	19,131
Reports to shareholders	626	2,161	848
Professional fees	6,820	6,821	6,820
Contract Services	12,504	12,512	12,503
Miscellaneous	835	1,391	803
Total expenses	83,456	140,537	91,518
Reimbursement from Advisor:
Class A	(38,416)	(27,479)	(45,250)
Class C	(16,137)	(5,880)	(12,607)
Fees waived	(429)	(2,453)	(1,244)
Net expenses	28,474	104,725	32,417

Net Investment Income (Loss)	66,302	115,613	2,016

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	40,738	237,693	87,596
Change in unrealized appreciation or (depreciation)	6,734	677,520	366,911

Net Realized and Unrealized
Gain (Loss) on Investments	47,472	915,213	454,507

Increase (Decrease) in Net Assets
Resulting From Operations	$113,774	$1,030,826	$456,523

See notes to financial statements.

Conservative Allocation Fund
Statement of Changes in Net Assets

		From Inception
	Six Months	April 29, 2005
	Ended	Through
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$66,302	$9,720
Net realized gain (loss) on investments	40,738	1,544
Change in unrealized appreciation (depreciation)	6,734	32,934

Increase (Decrease) in Net Assets
Resulting From Operations	113,774	44,198

Distributions to shareholders from
Net investment income:
Class A Shares	(49,705)	(7,888)
Class C Shares	(16,616)	(1,858)
Net realized gain:
Class A Shares	(1,119)	--
Class C Shares	(546)	--
Total distributions	(67,986)	(9,746)

Capital share transactions:
Shares sold:
Class A Shares	2,036,342	1,943,057
Class C Shares	830,110	980,209
Reinvestment of distributions:
Class A Shares	46,614	7,629
Class C Shares	15,444	1,672
Redemption Fees:
Class A Shares	41	1
Shares redeemed:
Class A Shares	(59,147)	(366)
Class C Shares	(119,903)	--
Total capital share transactions	2,749,501	2,932,202

Total Increase (Decrease) in Net Assets	2,795,289	2,966,654

Net Assets
Beginning of period	2,966,654	--
End of period (including distributions in excess of net investment income of $19 and $0, respectively)	$5,761,943	$2,966,654

Capital Share Activity
Shares sold:
Class A Shares	131,408	127,215
Class C Shares	53,623	64,698
Reinvestment of distributions:
Class A Shares	3,002	496
Class C Shares	997	109
Shares redeemed:
Class A Shares	(3,789)	(24)
Class C Shares	(7,720)	--
Total capital share activity	177,521	192,494

See notes to financial statements.

Moderate Allocation Fund
Statement of Changes in Net Assets

		From Inception
		April 29, 2005
	Six Months Ended	Through
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$115,613	$3,388
Net realized gain (loss) on investments	237,693	1,544
Change in unrealized appreciation (depreciation)	677,520	195,275

Increase (Decrease) in Net Assets
Resulting From Operations	1,030,826	200,207

Distributions to shareholders from
Net investment income:
Class A Shares	(101,666)	(3,414)
Class C Shares	(13,993)	--
Net realized gain:
Class A Shares	(1,452)	--
Class C Shares	(399)	--
Total distributions	(117,510)	(3,414)

Capital share transactions:
Shares sold:
Class A Shares	13,597,604	7,503,040
Class C Shares	3,334,202	2,188,669
Reinvestment of distributions:
Class A Shares	98,280	3,290
Class C Shares	11,969	--
Redemption fees:
Class A Shares	160	149
Class C Shares	1	--
Shares redeemed:
Class A Shares	(1,335,587)	(19,892)
Class C Shares	(30,915)	(44,790)
Total capital share transactions	15,675,714	9,630,466

Total Increase (Decrease) in Net Assets	16,589,030	9,827,259

Net Assets
Beginning of period	9,827,259	--
End of period (including distributions in excess of net investment income of $46 and $0, respectively)	$26,416,289	$9,827,259

Capital Share Activity
Shares sold:
Class A Shares	840,594	481,542
Class C Shares	207,002	142,068
Reinvestment of distributions:
Class A Shares	6,054	210
Class C Shares	745	--
Shares redeemed:
Class A Shares	(81,330)	(1,270)
Class C Shares	(1,923)	(2,890)
Total capital share activity	971,142	619,660

See notes to financial statements.

Aggressive Allocation Fund
Statement of Changes in Net Assets

		From Inception June
	Six Months Ended	30, 2005 Through
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	$2,016	($3,807)
Net realized gain (loss) on investments	87,596	1,006
Change in unrealized appreciation (depreciation)	366,911	52,255

Increase (Decrease) in Net Assets
Resulting From Operations	456,523	49,454

Distributions to shareholders from
Net investment income:
Class A Shares	(11,591)	--
Class C Shares	(535)	--
Total distributions	(12,126)	--

Capital share transactions:
Shares sold:
Class A Shares	6,222,119	1,356,600
Class C Shares	1,007,084	809,946
Reinvestment of distributions:
Class A Shares	11,188	--
Class C Shares	523	--
Redemption fees:
Class A Shares	186	--
Shares redeemed:
Class A Shares	(189,717)	(4,215)
Class C Shares	(435)	--
Total capital share transactions	7,050,948	2,162,331

Total Increase (Decrease) in Net Assets	7,495,345	2,211,785

Net Assets
Beginning of period	2,211,785	--
End of period (including distributions in excess of net investment income of $10,110 and $0, respectively)	$9,707,130	$2,211,785

Capital Share Activity
Shares sold:
Class A Shares	385,798	88,617
Class C Shares	62,108	53,354
Reinvestment of distributions:
Class A Shares	699	--
Class C Shares	33	--
Shares redeemed:
Class A Shares	(11,551)	(274)
Class C Shares	(27)	--
Total capital share activity	437,060	141,697

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (the "Funds"), each a series of the Calvert Social Investment Fund, are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund commenced operations on April 29, 2005. The Calvert Aggressive Allocation Fund commenced operations on June 30, 2005. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the "Underlying Funds"). Each Fund offers Class A and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in the Underlying Funds are valued at their net asset value each business day. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

Security Transactions and Net Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Fund and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees are paid indirectly by credits earned on each Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees from managing the Underlying Funds. At period end, $1,011 and $9,375 was payable to the Advisor from Conservative and Moderate, respectively, for operating expenses paid by the Advisor during March 2006. At period end, $3,087 was receivable from the Advisor for reimbursement of operating expenses for Aggressive.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2007. For each Fund, the contractual expense cap is 1.00% for Class A and 2.00% for Class C. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Fund. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Class A and Class C of each Fund pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $701, $3,109, and $1,145 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and Class C, respectively, for each Fund. Under the terms of the agreement, $2,165, $8,601, and $3,062 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

The Distributor received $8,251, $62,295, and $24,010 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the six months ended March 31, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. Under the terms of the agreement, $194, $1,353, and $1,015 was payable at period end for Conservative, Moderate and Aggressive, respectively. For its services, CSSI received fees of $545, $3,575 and $2,392 for the six months ended March 31, 2006 for Conservative, Moderate, and Aggressive, respectively. For the six months ended March 31, 2006, CSSI waived $429, $2,453, and $1,244 of its fee for Conservative, Moderate, and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

On December 2, 2005, shareholders approved the reorganization of several Calvert Fund Boards. As a result of this reorganization, Trustees now oversee additional portfolios. Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 ($23,000 prior to December 2, 2005) plus a meeting fee of $2,000 ($1,000 prior to December 2, 2005) for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Kirkpatrick & Lockhart Nicholson Graham LLP ("K&LNG") served as Calvert Social Investment Fund counsel through December 2005; the Calvert Social Investment Fund's Secretary was an affiliate of this firm. Payments by the Funds to K&LNG during the reporting period were $37,517.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of the Underlying Funds were:

	Conservative	Moderate	Aggressive
Purchases	$2,990,029	$16,603,396	$7,675,043
Sales	145,432	901,255	575,067

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2006:

	Conservative	Moderate	Aggressive
Federal income tax cost of investments	$5,724,125	$25,393,579	$9,219,327
Unrealized appreciation	142,422	1,079,944	435,041
Unrealized depreciation	104,733	214,413	18,884
Net appreciation/(depreciation)	37,689	865,531	416,157

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit during the six months ended March 31, 2006.

Conservative Allocation Fund
Financial Highlights

	Periods Ended
	March 31,	September 30,
Class A Shares	2006	2005 #
Net asset value, beginning	$15.42	$15.00
Income from investment operations
Net investment income	.23	.08
Net realized and unrealized gain (loss)	.17	.42
Total from investment operations	.40	.50
Distributions from
Net investment income	(.23)	(.08)
Net realized gain	(.01)	--
Total distributions	(.24)	(.08)
Total increase (decrease) in net asset value	.16	.42
Net asset value, ending	$15.58	$15.42

Total return*	2.60%	3.34%
Ratios to average net assets: A,B
Net investment income	3.29% (a)	1.69% (a)
Total expenses	3.56% (a)	9.04% (a)
Expenses before offsets	1.00% (a)	1.00% (a)
Net expenses	1.00% (a)	1.00% (a)
Portfolio turnover	3%	4%
Net assets, ending (in thousands)	$4,024	$1,968

	Periods Ended
	March 31,	September 30,
Class C Shares	2006	2005#
Net asset value, beginning	$15.40	$15.00
Income from investment operations
Net investment income	.17	.03
Net realized and unrealized gain (loss)	.16	.40
Total from investment operations	.33	.43
Distributions from
Net investment income	(.17)	(.03)
Net realized gain	(.01)	--
Total distributions	(.18)	(.03)
Total increase (decrease) in net asset value	.15	.40
Net asset value, ending	$15.55	$15.40

Total return*	2.12%	2.90%
Ratios to average net assets: A,B
Net investment income	2.48% (a)	.61% (a)
Total expenses	4.43% (a)	9.34% (a)
Expenses before offsets	2.00% (a)	2.00% (a)
Net expenses	2.00% (a)	2.00% (a)
Portfolio turnover	3%	4%
Net assets, ending (in thousands)	$1,737	$998

Moderate Allocation Fund
Financial Highlights

	Periods Ended
	March 31,	September 30,
Class A Shares	2006	2005#
Net asset value, beginning	$15.88	$15.00
Income from investment operations
Net investment income	.12	.02
Net realized and unrealized gain (loss)	.75	.87
Total from investment operations	.87	.89
Distributions from
Net investment income	(.12)	(.01)
Net realized gain	**	--
Total distributions	(.12)	(.01)
Total increase (decrease) in net asset value	.75	.88
Net asset value, ending	$16.63	$15.88

Total return*	5.49%	5.95%
Ratios to average net assets: A,B
Net investment income	1.58% (a)	.43% (a)
Total expenses	1.44% (a)	3.99% (a)
Expenses before offsets	1.00% (a)	1.00% (a)
Net expenses	1.00% (a)	1.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$20,714	$7,628

	Periods Ended
	March 31,	September 30,
Class C Shares	2006	2005#
Net asset value, beginning	$15.80	$15.00
Income from investment operations
Net investment income	.05	(.02)
Net realized and unrealized gain (loss)	.75	.82
Total from investment operations	.80	.80
Distributions from
Net investment income	(.07)	--
Net realized gain	**	--
Total distributions	(.07)	--
Total increase (decrease) in net asset value	.73	.80
Net asset value, ending	$16.53	$15.80

Total return*	5.06%	5.33%
Ratios to average net assets: A,B
Net investment income	.51% (a)	(.62%) (a)
Total expenses	2.34% (a)	5.22% (a)
Expenses before offsets	2.00% (a)	2.00% (a)
Net expenses	2.00% (a)	2.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$5,702	$2,200

Aggressive Allocation Fund
Financial Highlights

	Periods Ended
	March 31,	September 30,
Class A Shares	2006	2005##
Net asset value, beginning	$15.62	$15.00
Income from investment operations
Net investment income	.04	(.01)
Net realized and unrealized gain (loss)	1.18	.63
Total from investment operations	1.22	.62
Distributions from
Net investment income	(0.5)	--
Total distributions	(0.5)	--
Total increase (decrease) in net asset value	1.17	.62
Net asset value, ending	$16.79	$15.62

Total return*	7.82%	4.13%
Ratios to average net assets: A,B
Net investment income	.31% (a)	(.59%) (a)
Total expenses	3.25% (a)	15.10% (a)
Expenses before offsets	1.00% (a)	1.00% (a)
Net expenses	1.00% (a)	1.00% (a)
Portfolio turnover	11%	5%
Net assets, ending (in thousands)	$7,777	$1,380

	Periods Ended
	March 31,	September 30,
Class C Shares	2006	2005##
Net asset value, beginning	$15.59	$15.00
Income from investment operations
Net investment income	(.03)	(.05)
Net realized and unrealized gain (loss)	1.16	.64
Total from investment operations	1.13	.59
Distributions from
Net investment income	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.12	.59
Net asset value, ending	$16.71	$15.59

Total return*	7.24%	3.93%
Ratios to average net assets: A,B
Net investment income	(.73%) (a)	(1.63%) (a)
Total expenses	4.16% (a)	13.06% (a)
Expenses before offsets	2.00% (a)	2.00% (a)
Net expenses	2.00% (a)	2.00% (a)
Portfolio turnover	11%	5%
Net assets, ending (in thousands)	$1,930	$832

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B Amounts do not include the activity of the underlying funds.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

# From April 29, 2005 inception.

## From June 30, 2005 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A special shareholder meeting was held on December 2, 2005 by the Calvert Social Investment Fund for the purpose of electing a Board of Trustees/Directors. The voting results were as follows:

Name of Trustee/Director	For	Withhold	Abstain	Broker Non-Votes
Rebecca Adamson	81,630,333.400	1,056,933.473	191,049.000	0.00
Richard L. Baird, Jr.	81,566,752.303	1,120,514.570	191,049.000	0.00
Frederick A. Davie, Jr.	81,548,268.793	1,138,998.080	191,049.000	0.00
John Guffey, Jr.	81,369,251.339	1,318,015.534	191,049.000	0.00
Miles Douglas Harper, III	81,547,181.597	1,140,085.276	191,049.000	0.00
Joy V. Jones	81,555,073.641	1,132,193.232	191,049.000	0.00
Terrence J. Mollner, Ed. D.	81,586,777.713	1,100,489.160	191,049.000	0.00
Sydney Amara Morris	81,577,610.854	1,109,656.019	191,049.000	0.00
Rustum Roy	81,535,678.036	1,151,588.837	191,049.000	0.00
Tessa Tennant	81,667,608.808	1,019,658.065	191,049.000	0.00
Barbara J. Krumsiek	81,602,316.843	1,084,950.030	191,049.000	0.00
D. Wayne Silby, Esq.	81,164,522.348	1,522,744.525	191,049.000	0.00

Calvert Asset Allocation Funds

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending September 30, 2005.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer
Date:	June 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer

Date: June 2, 2006

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer

Date: June 2, 2006

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: June 2, 2006